UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 801-4984

                         AMERICAN AADVANTAGE FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2004

                  Date of reporting period: April 30, 2004


ITEM 1. REPORTS TO STOCKHOLDERS.

                                 (AA EAGLE)

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.

AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.


Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                -----------------------------------------
                                                President's Message...........         1
                                                American AAdvantage Funds'
                                                   Performance................         2
                                                Market and Performance
                                                   Overviews..................         3
                                                American AAdvantage Schedules of
                                                   Investments
                                                   Balanced Fund..............         22
                                                   Large Cap Value Fund.......         31
                                                   Large Cap Growth Fund......         35
                                                   Small Cap Value Fund.......         39
                                                   Emerging Markets Fund......         45
                                                   High Yield Bond Fund.......         51
                                                   Enhanced Income Fund.......         57
                                                   Intermediate Bond Fund.....         63
                                                   Short-Term Bond Fund.......         69
                                                AMR Investment Services Trust
                                                   Schedules of Investments
                                                   International Equity
                                                      Portfolio...............        112
                                                Additional Information........Inside Back
                                                   Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, AMR Investment Services, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American AAdvantage Funds                                         April 30, 2004

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Semi-Annual
                                                      Report for the American
                                                      AAdvantage Funds for the
                                                      six months ended April 30,
                                                      2004. During this time,
                                                      the Dow Jones Industrial
                                                      Average posted gains of
                                                      5.43%, the S&P 500 Index
                                                      increased by 6.27%, while
                                                      the MSCI EAFE Index
                                                      returned 12.39%. The bond
                                                      market, as defined by the
                                                      Lehman Brothers Aggregate
                                                      Index, returned 1.24%
                                                      during the period despite
                                                      a slight increase in
                                                      interest rates.
                                                      Additionally, the Federal
                                                      Reserve left the Fed Funds
                                                      Rate at its 40-year low of
                                                      1%.
                                                           All of the equity
                                                      Funds posted solid
performances, as the Institutional Class of each Fund outpaced the respective Lipper peer group for the six-month, one-year and three-year periods as of April 30, 2004. The Small Cap Value Fund continued its strong performance with returns of 12.87%, 51.83%, 19.15% and 16.65% for the six-month, one-year, three-year, and five-year periods, respectively. Additionally, the Emerging Markets Fund continued to benefit from the global economic recovery with returns of 10.66%, 54.63%, and 15.67% for the six-month, one-year, and three-year periods, respectively, as of April 30, 2004.

     On the fixed-income front, the High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds all posted modest positive returns for the six-month period despite a difficult market for fixed income securities. Once again, the Institutional Class of the Short-Term Bond Fund outperformed its Lipper peer group for the one, three, five, and ten-year periods. Our new Enhanced Income Fund-PlanAhead Class outperformed its respective Lipper peer group with returns of 2.24% for the six-month period and 2.57% since its inception on July 1, 2003.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American AAdvantage Funds Family or access to your account information, please visit our web site at www.aafunds.com. Thank you for your continued confidence in the American AAdvantage Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American AAdvantage Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009.

AMERICAN AADVANTAGE FUNDS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUALIZED TOTAL RETURN
                                                                                ------------------------------------------
                                                           INCEPTION   TICKER                                 10 YEAR/
                                                             DATE      SYMBOL   1 YEAR   3 YEAR   5 YEAR   SINCE INCEPTION
                                                           ---------   ------   ------   ------   ------   ---------------
Balanced Fund -- Institutional                              7/17/87    AADBX    22.27%    5.85%    4.50%         9.69%
Balanced Fund -- PlanAhead                                   8/1/94    AABPX    21.64%    5.61%    4.24%         9.39%
Balanced Fund -- AMR                                         8/1/94    AABNX    22.35%    6.18%    4.79%         9.97%
     Lipper Balanced Funds Index                                                16.18%    1.62%    2.01%         8.61%
Large Cap Value Fund -- Institutional                       7/17/87    AADEX    34.94%    4.50%    2.99%        10.88%
Large Cap Value Fund -- PlanAhead                            8/1/94    AAGPX    34.57%    4.21%    2.71%        10.54%
Large Cap Value Fund -- AMR                                  8/1/94    AAGAX    35.29%    4.79%    3.26%        11.16%
     Lipper Multi-Cap Value Funds Index                                         29.14%    2.66%    3.52%        10.99%
Large Cap Growth Fund -- Institutional                      7/31/00    ALCGX    24.56%   -5.79%     N/A        -13.36%
Large Cap Growth Fund -- AMR                                7/31/00    ALFIX    24.50%   -5.76%     N/A        -13.27%
     Lipper Large-Cap Growth Funds Index                                        18.89%   -7.30%     N/A        -14.23%
Small Cap Value Fund -- Institutional                      12/31/98    AVFIX    51.83%   19.15%   16.65%        15.25%
Small Cap Value Fund -- PlanAhead                            3/1/99    AVPAX    51.34%   18.73%   16.35%        14.95%
Small Cap Value Fund -- Service                              5/1/03    AASSX    50.81%   18.59%   16.27%        14.88%
Small Cap Value Fund -- AMR                                  3/1/99    AASVX    52.21%   19.44%   16.98%        15.55%
     Lipper Small-Cap Value Funds Index                                         46.70%   13.32%   13.55%        12.16%
International Equity Fund -- Institutional                   8/7/91    AAIEX    43.01%    3.83%    3.63%         8.51%
International Equity Fund -- PlanAhead                       8/1/94    AAIPX    42.69%    3.70%    3.44%         8.24%
International Equity Fund -- Service                         5/1/03    AAISX    42.20%    3.58%    3.36%         8.20%
International Equity Fund -- AMR                             8/1/94    AAIAX    43.39%    4.06%    3.88%         8.78%
     Lipper International Funds Index                                           38.23%    1.44%    1.32%         5.34%
Emerging Markets Fund -- Institutional                      7/31/00    AEMFX    54.63%   15.67%     N/A          5.00%
Emerging Markets Fund -- PlanAhead                          10/1/02    AAEPX    54.29%   15.48%     N/A          4.87%
Emerging Markets Fund -- AMR                                7/31/00    AAMRX    55.23%   15.97%     N/A          5.29%
     Lipper Emerging Markets Funds Index                                        52.89%   13.99%     N/A          3.92%
High Yield Bond Fund -- Institutional                      12/29/00    AYBFX    11.65%   10.79%     N/A         10.84%
High Yield Bond Fund -- PlanAhead                            3/1/02    AHYPX    11.16%   10.24%     N/A         10.35%
High Yield Bond Fund -- Service                              5/1/03    AAHSX    10.14%    9.91%     N/A         10.04%
     Lipper High Yield Bond Funds Index                                         15.21%    6.69%     N/A          6.65%
Enhanced Income Fund -- PlanAhead                           6/30/03    AANPX      N/A      N/A      N/A          2.57%
     Lipper Interm. Investment Grade Index                                        N/A      N/A      N/A          0.57%
Intermediate Bond Fund -- Institutional                     9/15/97    AAIBX     1.11%    5.74%    6.09%         6.37%
Intermediate Bond Fund -- PlanAhead                          3/2/98    AAPAX     1.48%    5.70%    5.56%         5.93%
Intermediate Bond Fund -- AMR                                3/1/99    AABDX     1.74%    6.18%    6.10%         6.32%
     Lipper Interm. Investment Grade Index                                       2.42%    6.41%    6.25%         6.40%
Short-Term Bond Fund -- Institutional                       12/3/87    AADFX     1.77%    4.45%    5.25%         5.44%
Short-Term Bond Fund -- PlanAhead                            8/1/94    AALPX     1.51%    4.19%    4.96%         5.18%
Short-Term Bond Fund -- AMR                                  8/1/94    AASBX     2.16%    4.68%    5.45%         5.67%
     Lipper Short Investment Grade Index                                         1.50%    3.77%    4.72%         5.33%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009.

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class. Performance shown for the Service Class prior to its inception date is that of the Institutional and PlanAhead Classes since their inception dates. Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

DOMESTIC EQUITY MARKET OVERVIEW
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

Everything came together for the market and the economy in the fourth quarter of 2003 and continued into the first quarter of 2004. Inflation and interest rates remained low while the dollar declined enough to strengthen America's competitive position. U.S. equity markets responded with strong returns across all styles and capitalization ranges. As evidence of the strength of the recovery in profits became both visible and undeniable in the fourth calendar quarter, stock prices accelerated to the upside. This move was abetted by the sharp decline in the dollar, which greatly improved the competitive position of American companies in world markets and raised the U.S. dollar value of overseas earnings by 20% or more.

     Despite the continued involvement in Iraq and global geopolitical instability, the economy continues to grow and corporate profits remain strong, far exceeding expectations. The resilient spending patterns of both the government and consumer were accompanied by corporations which have finally started to increase capital spending. This renewed confidence was echoed in the capital markets as mergers and acquisitions activity dramatically improved, up sharply from just a year ago.

     Until recently, the weak link remained the outlook for job growth, which had been non-existent for some time but is beginning to show signs of life. Corporate profits continued to rebound, and powerful economic growth has helped to remove slack in the market. The growth rate of capital spending has returned to levels not seen since the third quarter of 1999. Lastly, a final positive contribution to the market's performance came from investors pouring money into equity funds after more than a year of extraordinary performance for stocks. Since April 2003, investors have added $207 billion to equity mutual funds.

     Most areas of the equity market advanced modestly during the six-month period. The one exception was the NASDAQ Index, which fell 0.6%. Similar to 2003, value outperformed growth in the period by 3.9% as measured by the Russell 1000 style indices. More than half of the underperformance of the Growth Index (relative to the Value Index) was due to losses in the Technology sector. Nine of the ten S&P 500 economic sectors achieved positive returns in the period, with less economically sensitive groups such as Consumer Staples, Energy, Utilities, and Health Care performing the best. The worst performing sectors were Information Technology, Financials and Consumer Discretionary stocks.

     Despite strong earnings over the past year, valuations for the overall market are still high. The P/E ratio of the S&P 500 is 22x reported earnings, well above its long-term historical average of 15x.

     While 2003 rewarded investors who held stocks of companies with no earnings and paying no dividends, the market has begun to change course in 2004 with companies delivering earnings and paying a dividend beginning to outperform.

     Returning capital to shareholders via dividends continues to grow in popularity. Favorable tax incentives and investor pressure have been supportive of higher payouts. Since the implementation of the new dividend tax policy, 250 companies in the S&P 500 have initiated or increased their dividend. In the first three months of 2004 alone, 90 companies either initiated or increased their dividend including Citigroup, Washington Mutual, Allstate, and Wal-Mart.

     The economy appears to be on the right track. Significant government stimulus has fueled growth for three consecutive quarters including strong fourth quarter GDP growth (+4.2%). Expectations for 2004 growth remain optimistic, between 4% and 5%. But with improved economic prosperity comes an increased probability that the Federal Reserve may soon need to take action to avoid a surge in inflation.

     Many equity investors associate a rising interest rate environment with negative stock performance. History reveals that this result is not always the case. Since 1955, there have been 11 periods in which markets achieved positive results even when short-term rates climbed. Even in a rapidly rising interest rate environment, such as the late 1970's, equities were profitable investments. During 1978-1980, the stock market gained 61%, despite the dramatic rise of 6.6% in the rate of 90-Day T-Bills. Today, the level of short-term rates is similar to those seen in 1958 when 3-Month T-Bills yielded 0.6%. The market rose 36% during the subsequent 14 months. While much of the period analyzed (since 1958) has been a distinctly bull market for equities, there is historical evidence that stocks can go up despite the headwind of a rising interest rate environment.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class returned 7.6% for the six months ended April 30, 2004, outperforming the 60% S&P 500 Barra Value/ 40% Lehman Brothers Aggregate Index benchmark return of 5.2% and the Lipper Balanced Funds Index return of 4.7%.

                                  ANNUALIZED TOTAL RETURNS
                           ---------------------------------------
                                    PERIODS ENDED 4/30/04
                           ---------------------------------------
                           6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                           ---------   ------   -------   --------
Institutional Class(1)...    7.59%     22.27%     4.50%     9.69%
PlanAhead Class(1,2).....    7.32%     21.64%     4.24%     9.39%
AMR Class(1,2)...........    7.59%     22.35%     4.79%     9.97%
Lipper Balanced Funds
 Index...................    4.74%     16.18%     2.01%     8.61%
S&P 500 Index............    6.27%     22.88%    (2.26)%   11.36%
S&P 500/Barra Value
 Index...................    7.92%     27.86%    (0.14)%   10.77%
Lehman Brothers Aggregate
 Index...................    1.24%      1.82%     6.66%     7.34%
Balanced Composite
 Index(3)................    5.24%     16.96%     2.95%     9.74%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/94 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/94. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/94.

3   60% S&P 500/Barra Value, 40% LB Aggregate Index

     During the six-month period, the Fund's assets on average were invested 67% in equities (and equitized cash) and 33% in fixed-income securities, ending the period with 68% in equities (and equitized cash) and 32% in fixed-income securities.

     The equity portion of the Fund returned 12.5%, outperforming the S&P 500 Barra Value Index ("Barra Value Index") return of 7.9%. The Fund added value relative to the Barra Value Index mainly through stock selection, which was positive in eight out of ten sectors, although sector allocation also was positive. Stock selection in the Financials sector contributed most to the Fund's excess performance. The Fund's positions in MGIC Investment Corp. (up 43.7%) and Allstate (up 17.6%) had the largest impact in this sector. Holdings in the Energy, Industrials and Materials sectors were also a source of significant added value. Strong performers included Valero Energy (up 37.9%) and Occidental Petroleum (up 35.6%) in the Energy sector, Tyco (up 31.6%) in the Industrials sector and Eastman Chemical (up 34.1%) in the Materials sector. The Fund's Health Care sector holdings were the largest source of underperformance relative to the Barra Value Index, due mostly to the Fund's position in Tenet Healthcare (down 14.8%).

     Equity sector allocation had a positive impact on the Fund's relative returns during the six-month period. The Fund benefited from overweighting Consumer Staples, the second best performing sector of the Barra Value Index and from underweighting Financials, the second worst performing sector.

     The fixed-income portion of the Fund returned 1.6% for the six-month period, ahead of the Lehman Brothers Aggregate Index return of 1.2%. The Fund's outperformance was due mostly to a larger than double weighting in Corporates, the best performing sector of the Lehman Brothers Aggregate Index, and to good issuer selection among the Financial issuers.

     The sub-advisers continue to focus on the selection of attractive securities in a volatile and changing environment.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM) -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

                                                      % OF
                                                    EQUITIES
                                                    --------
Bank of America Corporation                           2.6%
Altria Group, Incorporated                            2.5%
ConocoPhillips                                        2.3%
Citigroup, Incorporated                               2.1%
MetLife, Incorporated                                 2.0%
Cendant Corporation                                   1.9%
Allstate Corporation                                  1.9%
Tyco International Limited                            1.8%
Washington Mutual, Incorporated                       1.8%
Boeing Company                                        1.6%
                                                     -----
        Total                                        20.5%

Top Ten Equity Holdings as % of Total Net Assets     12.3%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                   ----------
Financials                                           28.7%
Industrials                                          15.0%
Consumer Discretionary                               11.2%
Energy                                                9.5%
Consumer Staples                                      8.6%
Health Care                                           8.4%
Materials                                             6.4%
Utilities                                             5.5%
Information Technology                                4.8%
Telecommunication Services                            1.3%
Real Estate                                           0.6%

FIXED-INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                        40.6%
Mortgage-Backed                                   26.2%
U.S. Treasury                                     26.0%
Agency                                             6.7%
Asset-Backed                                       0.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 11.7% for the six months ended April 30, 2004, well ahead of the S&P 500/Barra Value Index ("Index") return of 7.9% and the Lipper Multi-Cap Value Funds Index return of 8.5%.

                                  ANNUALIZED TOTAL RETURNS
                           ---------------------------------------
                                    PERIODS ENDED 4/30/04
                           ---------------------------------------
                           6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                           ---------   ------   -------   --------
Institutional Class(1)...   11.70%     34.94%     2.99%    10.88%
PlanAhead Class(1,2).....   11.59%     34.57%     2.71%    10.54%
AMR Class(1,2)...........   11.90%     35.29%     3.26%    11.16%
Lipper Multi-Cap Value
 Funds Index.............    8.50%     29.14%     3.52%    10.99%
S&P 500 Index............    6.27%     22.88%    (2.26)%   11.36%
S&P 500/Barra Value
 Index...................    7.92%     27.86%    (0.14)%   10.77%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/94 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/94. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/94.

     The Fund produced positive absolute returns in every sector, and outperformed the Index through strong stock selection and, to a lesser extent, through positive sector allocation.

     The Fund benefited from its stock selection in eight of the ten economic sectors. The largest contributors were in the Financials sector, led by MGIC Investment Corp. (up 43.7%), Allstate (up 17.6%) and Loews Corp. (up 35.7%). Positive stock selection in Information Technology (primarily Autodesk, Computer Associates and Motorola), Industrials (Tyco and IKON Office Solutions), Energy (Occidental Petroleum and Valero Energy), Consumer Staples (Imperial Tobacco and Altria Group) and Consumer Discretionary (J.C. Penney, Carnival Corp. and MGM Grand) also added meaningful value versus the Index.

     Sector weightings also added value, primarily through overweighting Consumer Staples, the second best performing sector of the Index, and underweighting Financials, the second worst performing sector of the Index. Unfortunately, underweighting Energy, the best performing sector, offset some of the value otherwise attained through sector allocation.

     The sub-advisers' philosophy of investing in a broadly diversified portfolio of companies that have attractive valuations and earnings growth potential should allow the Fund to continue to benefit in the current economic environment.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Altria Group, Incorporated                           2.2%
Bank of America Corporation                          2.1%
ConocoPhillips                                       2.1%
Citigroup, Incorporated                              1.8%
Tyco International Limited                           1.7%
Cendant Corporation                                  1.7%
MetLife, Incorporated                                1.7%
Allstate Corporation                                 1.6%
Boeing Company                                       1.6%
Washington Mutual, Incorporated                      1.4%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           28.1%
Industrials                                          13.9%
Consumer Discretionary                               11.2%
Consumer Staples                                      9.9%
Health Care                                           8.6%
Energy                                                8.2%
Information Technology                                6.2%
Materials                                             6.0%
Utilities                                             5.6%
Telecommunication Services                            1.8%
Real Estate                                           0.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned 6.3% for the six months ended April 30, 2004, compared to the Russell 1000(R)Growth Index ("Index") return of 4.1% and the Lipper Large-Cap Growth Funds Index return of 2.7%.

                                 ANNUALIZED TOTAL RETURNS
                                  PERIODS ENDED 4/30/04
                         ----------------------------------------
                                                          SINCE
                         6 MONTHS*   1 YEAR   3 YEARS   INCEPTION
                         ---------   ------   -------   ---------
Institutional
  Class(1).............    6.34%     24.56%   (5.79)%   (13.36)%
AMR Class(1)...........    6.33%     24.50%   (5.76)%   (13.27)%
Lipper Large-Cap Growth
  Funds Index..........    2.70%     18.89%   (7.30)%   (14.23)%
Russell 1000
  Growth Index.........    4.14%     21.65%   (5.93)%   (13.68)%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     As these returns indicate, it has been a positive period for growth stocks, and the Fund participated fully in the upside movement. During the six-month period, eight out of ten sectors in the Index posted positive returns. The Fund added most of its value through good stock selection, although sector weighting decisions were mildly beneficial.

     From a stock selection standpoint, the largest value added sectors for the Fund relative to the Index were Health Care followed by Consumer Staples. In Health Care, positions in American Pharmaceutical (up 92.8%), Guidant (up 24.6%), and Aetna US Healthcare (up 56.4%) were the largest contributors. Owning Gillette Company (up 23.1%) and Tyson Foods (up 27.2%) contributed most to the Consumer Staples sector's strong relative performance.

     On a sector basis, the Fund benefited from relative overweights in the two best performing sectors, Telecommunications (up 29.2%) and Energy (up 25.8%) and from underweighting Information Technology, which was the worst performing sector (down 6.3%).

     Looking forward, the Fund's sub-advisers will continue to maintain a disciplined, long-term approach to equity investing in large capitalization growth companies.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Pfizer, Incorporated                                 6.2%
General Electric Company                             4.7%
Johnson & Johnson                                    4.5%
Microsoft Corporation                                4.2%
Intel Corporation                                    3.5%
Proctor & Gamble Company                             2.8%
Cisco Systems, Incorporated                          2.4%
Guidant Corporation                                  2.1%
Dell, Incorporated                                   1.9%
Viacom, Incorporated                                 1.5%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Health Care                                          26.8%
Information Technology                               22.2%
Consumer Discretionary                               17.5%
Industrials                                          10.2%
Consumer Staples                                     10.1%
Financials                                            9.6%
Materials                                             1.5%
Energy                                                1.1%
Telecommunication Services                            0.9%
Utilities                                             0.1%

Russell 1000 (R) Growth Index is a service mark of the Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned 12.9% for the six months ended April 30, 2004, significantly outperforming the Russell 2000(R) Value Index ("Index") return of 9.1% and the Lipper Small-Cap Value Funds Index return of 10.5% for the same period.

                                 ANNUALIZED TOTAL RETURNS
                         ----------------------------------------
                                  PERIODS ENDED 4/30/04
                         ----------------------------------------
                                                          SINCE
                         6 MONTHS*   1 YEAR   5 YEARS   INCEPTION
                         ---------   ------   -------   ---------
Institutional
  Class(1).............   12.87%     51.83%   16.65%     15.25%
PlanAhead Class(1,2)...   12.72%     51.34%   16.35%     14.95%
Service Class(1,3).....   12.54%     50.81%   16.27%     14.88%
AMR Class(1,2).........   12.96%     52.21%   16.98%     15.55%
Lipper Small-Cap Value
  Funds Index..........   10.46%     46.70%   13.55%     12.16%
Russell 2000 Value
  Index................    9.09%     42.45%   12.92%     11.76%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

3 Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98.

     The Fund generated positive returns in every sector and outperformed the Index in seven out of ten sectors during the period. Both stock selection and sector allocation added to the Fund's relative performance.

     Stock selection in the Industrials sector had the greatest impact. Positions in Valassis Communications (up 19.3%) and Terex Corp. (up 45.6%) were the major contributors to the sector's positive impact on the Fund's performance. Stock selection in the Consumer Discretionary and Financials sectors also contributed significantly to the Fund's excess return. Holdings such as Foot Locker (up 34.7%) and Jack In the Box (up 48.9%) in the Consumer Discretionary sector and Allmerica Financial Corp. (up 30.5%) and LNR Property Corp. (up 22.8%) in Financials helped to produce the positive results.

     The Fund's overweighting in the Energy sector, which was the best performing sector of the Index, and underweighting in the Information Technology and Financials sectors, the second and third worst performing sectors of the Index, also contributed to relative performance.

     The sub-advisers' long-term approach to valuation remains unchanged and they continue to uncover opportunities in the current volatile environment, which should result in strong returns for the Fund.

TOP TEN HOLDINGS

                                             % OF NET ASSETS
                                             ---------------
Valassis Communications, Incorporated             2.2%
Beazer Homes USA, Incorporated                    1.3%
Encore Acquisition Company                        1.3%
Allmerica Financial Corporation                   1.3%
LNR Property Corporation                          1.2%
WCI Communities, Incorporated                     1.2%
MI Developments, Incorporated                     1.2%
BJ's Wholesale Club, Incorporated                 1.1%
Northeast Utilities                               1.1%
The Warnaco Group, Incorporated                   1.0%

SECTOR ALLOCATION

                                               % OF EQUITIES
                                               -------------
Financials                                         22.5%
Consumer Discretionary                             22.1%
Industrials                                        20.3%
Utilities                                          10.4%
Materials                                           6.5%
Energy                                              6.4%
Consumer Staples                                    4.2%
Health Care                                         4.0%
Information Technology                              3.3%
Telecommunication Services                          0.3%

Russell 2000(R) Value Index is a service mark of the Frank Russell Company.

INTERNATIONAL EQUITY MARKET OVERVIEW
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

Led by the United States and China, the global economy continued to grow during the six months ended April 30, 2004. The developed economies responded favorably to loose monetary policy conditions and to surging commodity prices. These events tempered concerns over deflation and have restored price stability to most regions.

     Further evidence of the global recovery was particularly evident in Canada, the United Kingdom, Asia, Australia, and New Zealand. Commodity prices continued to rise in the wake of increased global demand. Oil prices, for instance, climbed to nearly forty dollars per barrel by the end of April 2004 versus an average of thirty-one dollars in all of 2003.

     Chinese imports have become an important source of external demand in the global economy, particularly as this demand pertains to the export growth experienced by Japan, Germany, and Korea. In a still fragile recovery, a slowdown in the Chinese economy implies a potentially significant amount of collateral damage to several of its trading partners. Nonetheless, China's economy grew at a faster than expected rate of 9.7% in the first quarter. In March, the terrorist bombing in Spain sent negative reverberations throughout Europe and shifted French and Spanish politics to more left-leaning parties. Terrorism has cast a dark shadow over Europe and its fragile economic recovery.

     Germany's annualized CPI rate jumped in April to 1.6% from 1.1% in March. This was the highest rate in two years, pushed up largely by oil prices. The euro zone's current account surplus narrowed slightly in the first few months of 2004, reflecting the loss of competitiveness from the rising euro. Other euro zone economic data points to an increase in manufacturing orders and an uplift in the business climate. Real GDP in the UK reached a 2.6% annual rate in the first quarter, leaving output 3% higher than a year earlier, its strongest growth in nearly four years. As U.S. and European budget imbalances widen, fiscal restraint remains an impediment to future growth. Further concern regarding the U.S. massive trade imbalance, which hit a record $46 billion in March 2004, poses increased risk to the global economy.

     Central banks in countries such as Australia, Canada, and New Zealand have embarked on a cycle of raising short-term interest rates. The U.S. Federal Reserve may be only a few steps behind, perhaps waiting for the U.S. presidential election. The global economy's prognosis depends, in part, on the Chinese government's ability to achieve a soft landing and slow its domestic economy. Despite the presence of such unpredictable risks, it is believed the global economic climate should remain fairly stable.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 13.4% for the six months ended April 30, 2004. The Fund outperformed the MSCI EAFE Index ("Index") return of 12.4% and the Lipper International Funds Index return of 11.0%.

                               ANNUALIZED TOTAL RETURNS
                                 PERIODS ENDED 4/30/04
                        ---------------------------------------
                        6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                        ---------   ------   -------   --------
Institutional
  Class(1)............   13.41%     43.01%     3.63%    8.51%
PlanAhead Class(1,2)..   13.22%     42.69%     3.44%    8.24%
Service Class(1,3)....   13.13%     42.20%     3.36%    8.20%
AMR Class(1,2)........   13.58%     43.39%     3.88%    8.78%
Lipper International
  Funds Index.........   11.00%     38.23%     1.32%    5.34%
MSCI EAFE Index.......   12.39%     40.23%    (0.73)%   3.88%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/94 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/94. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/94.

3 Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 4/30/94 up to 8/1/94, the returns of the PlanAhead Class from 8/1/94 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/94.

     The Fund outperformed the Index over the past six months due to strong stock selection, while country allocation was slightly negative. In France, significant positions in Aventis (up 43.9% and, on average, the Fund's second largest holding during the period), Vinci (up 34.3%) and Total (up 19.0%) contributed nearly 1% in relative performance as compared to the Index. In the UK, the Fund added value by overweighting Reuters (up 54.3%) and Cadbury Schweppes (up 26.3%), while Canadian holdings, Celestica and Manulife Financial (both up over 20%), also contributed to the Fund's outperformance. Country allocation slightly detracted value as the Fund had a 2.5% overweighting in the Netherlands versus the Index, while the Dutch market only gained 7.7% during the period.

     Similar to country attribution, all of the value added from a sector perspective was achieved through stock selection, as sector allocation was slightly negative. Stock selection was particularly strong in the Health Care, Industrials and Information Technology sectors. Within the Health Care sector, Aventis gained almost 44%, while Industrials stocks Geberit (up 50.7%) and Sig Holding (up 27.1%) added value for the Fund. Within the Information Technology sector, holdings in Celestica, Canon and Dimension Data contributed to the Fund's outperformance.

     From a sector allocation perspective, the Fund detracted value by overweighting Industrials, the third worst performing Index sector for the period (up less than 10%), and by underweighting Utilities, the second best performing sector (up nearly 20%).

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Aventis S.A.                                         2.4%
Koninklijke (Royal) Philips Electronics N.V          2.0%
GlaxoSmithKline PLC                                  2.0%
Vodafone Group PLC                                   1.8%
Total S.A.                                           1.7%
Unilever PLC                                         1.5%
Royal Bank of Scotland Group PLC                     1.5%
Canon, Incorporated                                  1.5%
Telefonica S.A.                                      1.3%
ENI S.p.A                                            1.3%

SECTOR ALLOCATION

                                                     % OF
                                                   EQUITIES
                                                  ----------
Financials                                          25.7%
Industrials                                         15.6%
Consumer Discretionary                              12.4%
Telecommunication Services                           9.4%
Energy                                               8.4%
Health Care                                          7.9%
Consumer Staples                                     6.9%
Materials                                            6.6%
Information Technology                               4.3%
Utilities                                            2.8%

REGIONAL ALLOCATION*

                                  (PIE CHART)

REGIONAL ALLOCATION*

                                                      % OF
                                                    EQUITIES
                                                    --------
Europe                                               75.9%
Pacific Rim                                          21.2%
North America                                         2.6%
Central America                                       0.3%
*   Allocations based upon gross investments in AMR
    Investment Services Trust International Equity
    Portfolio.

EMERGING MARKETS OVERVIEW

April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

During the six months ended April 30, 2004, emerging markets, as measured by the MSCI Emerging Markets Free Index, gained 9.2%. The asset class continued to re-rate given a recovery in global growth, improved domestic economies, rising corporate earnings and attractive valuations. The emerging markets, however, did not escape the six-month period without renewed volatility. After a long period of tranquility, volatility in the emerging markets spiked during the month of April. The asset class posted its weakest performance since September 2002, declining 8.2% in April. It was also the region's first negative monthly performance in over 12 months after gaining 55.8% in 2003 and another 9.6% in the first three months of 2004.

     The difficulties in emerging markets have been based primarily on exogenous factors, though endogenous reasons exist as well. Externally, fears of future US interest rate hikes, higher oil prices and instability in Iraq hurt all equity markets while concerns of a Chinese economic slowdown has put significant pressure on most commodity prices. Internal to the emerging markets, those countries that appreciated the most in 2003 fell the most during the month of April.

     Europe, the Middle East and Africa (EMEA) led all emerging market regions, where several countries posted strong gains. Russia was among the best performer of the EMEA region gaining 23.3% given the positive political and economic environment. Russia's top down growth story remains attractive due to high oil prices, continued structural reforms, strong current account balance, high FX reserve levels and strong liquidity. The favorable outcome of the Duma elections held in December 2003, a new streamlined government and the eventual re-election of President Putin in March is expected to boost reform momentum in the country. Despite recent volatility, Turkey also performed well, returning 15.4% on signs of an improving economy, declining interest rates and falling inflation. Egypt was supported by increased stability and greater trade in the region. Hungary (+27.7%), Poland (+12.4%) and the Czech Republic (+29.1%), markets that underperformed during the first half of 2003, played catch-up in the fourth quarter as improving economic indicators and a more optimistic outlook emerged. Mexico (+19.4%), after under-performing in 2003, started the New Year strong leading all major markets in Latin America. Market performance was supported by the appreciating Peso, continued signs of Mexican economic recovery and supportive US data. Brazil, despite underperforming in 2004, gained 6.0% given stronger domestic economic data and supportive fiscal and monetary policy. Brazilian market performance, however, has been hampered this year by concerns over its political environment, rising risk aversion, and uncertainty over the future monetary policy in Brazil and the US. Colombia outperformed all markets, gaining 87.6%, as the country benefited from relatively attractive valuations and an improving political and economic environment.

     Asian markets also gained strongly during the six-month period, led by Indonesia (+26.6%), Thailand (+16.2%) and South Korea (+13.8%). Strong domestic economic growth and improving fundamentals supported solid gains in these countries. The rapid growth of the Chinese economy resulted in the continued expansion of China's role as an export destination for the region, further bolstering the economies of its neighbors. China (-1.9%), however, after gaining 88% in 2003 has been a laggard this year, as investors worry that China is poised for a hard landing.

     The recent sell-off that saw stocks fall indiscriminately was not driven by usual triggers such as political scandal, debt default or even devaluation but by markets anticipating a change in liquidity conditions and the subsequent rise in global risk aversion. Emerging markets valuations and fundamentals remain attractive. However, it is expected that near-term trading will be in-line with global risk aversion, in turn a function of U.S. rate concerns and developments in China. Markets are significantly cheaper while stronger fiscal positions and lower interest rates are a boost to growth prospects. In 2004, aggregate GDP growth is expected to average above 6.0%. In addition, emerging market growth has been both export-driven as well as consumer-led, which marks an improvement from foreign investment-led cycles of the late 1990's.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 10.7% for the six months ended April 30, 2004. The Fund outperformed the MSCI EM Free Index ("Index") return of 9.2% and the Lipper Emerging Markets Funds Index return of 10.5%.

                                 ANNUALIZED TOTAL RETURNS
                         ----------------------------------------
                                  PERIODS ENDED 4/30/04
                         ----------------------------------------
                                                          SINCE
                         6 MONTHS*   1 YEAR   3 YEARS   INCEPTION
                         ---------   ------   -------   ---------
Institutional
  Class(1).............   10.66%     54.63%   15.67%      5.00%
PlanAhead Class(1,2)...   10.57%     54.29%   15.48%      4.87%
AMR Class(1)...........   10.92%     55.23%   15.97%      5.29%
Lipper Emerging Mkt.
  Funds Index..........   10.48%     52.89%   13.99%      3.92%
MSCI EM Free Index.....    9.22%     53.17%   13.05%      3.50%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00.

     The Fund outperformed the Index over the past six months due to a combination of positive stock selection and country allocation. Stock selection was particularly strong in India and South Africa. Fund holdings in non-Index stocks such as Mahanagar Tel Nigam (up 57.2%), GAIL (up 32.3%), State Bank of India (up 29.6%) and Tata Engineering (up 28.7%) contributed much of the outperformance in India. In South Africa, the Fund added value by overweighting Telkom Sa (up 41.9%), Bidvest Group (up 31.4%), Standard Bank Group Ltd (up 22.1%) and Sasol Ltd. (up 17.5%). Country allocation also contributed positively as the Fund underweighted China (down 1.3%) and Chile (down 2.0%) and overweighted Indonesia (up 26.8%) and Egypt (up 43.6%).

     Turning to sector attribution, both stock selection and sector allocation added value. Stock selection was particularly strong in the Telecomm Services, Information Technology and Consumer Staples sectors. Within the Telecomm Services sector, the Fund's positions in non-Index stocks including America Movil (up 42.3%), Mahanagar Tel Nigam (up 57.2%) and Mobile Telesystems (up 39.3%) added value. Fund holdings in Check Point Software (up 37.9%), Samsung SDI (up 26.3%) and Samsung Electronics (up 20.9%) contributed to positive stock selection in Information Technology. ITC, KT&G Corporation and Tiger Brands were among the top contributors in the Consumer Staples sector. From a sector allocation perspective, most of the added value was attributable to underweighting the Materials sector which was the worst sector for the period with a gain of only 1.7%.

     Despite the strong performance of the emerging markets asset class, the Fund's basic philosophy remains focused on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Samsung Electronics Company Limited                  3.0%
Samsung SDI Company Limited                          2.0%
LUKOIL Oil Company                                   1.8%
Anglo American PLC                                   1.7%
Petroleo Brasileiro S.A.                             1.6%
Telefonos de Mexico S.A. de C.V.                     1.5%
Korea Electric Power Corporation                     1.5%
America Movil S.A. de C.V.                           1.1%
Grupo Televisa, S.A.                                 1.0%
Sasol Limited                                        1.0%

SECTOR ALLOCATION

                                                     % OF
                                                   EQUITIES
                                                  ----------
Financials                                          17.0%
Telecommunication Services                          13.3%
Information Technology                              12.8%
Materials                                           11.6%
Consumer Discretionary                              11.1%
Industrials                                         10.7%
Energy                                               9.9%
Consumer Staples                                     8.4%
Utilities                                            4.3%
Health Care                                          0.9%

COUNTRY ALLOCATION

                                  (PIE CHART)

COUNTRY ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
South Korea                                          17.0%
South Africa                                         14.2%
Other Europe, Middle East, Africa                    13.3%
Taiwan                                               11.1%
Brazil                                                9.2%
Other Asia                                            8.6%
India                                                 8.0%
Mexico                                                7.7%
China                                                 6.4%
Malaysia                                              2.4%
Israel                                                1.4%
Other Latin America                                   0.7%

U.S. FIXED-INCOME MARKET OVERVIEW
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

U.S. FIXED-INCOME
During the six-month period ended April 30, 2004, the fixed-income markets, as defined by the Lehman Brothers Aggregate Index (the "Index"), produced a 1.24% total return. According to the Index, the highest returns were in the corporate and mortgage sectors, due primarily to their income advantages, while the Treasury and agency sectors lagged. Within the investment grade credit universe, the lower-rated credits produced the highest total returns as corporate fundamentals continued to improve. Interest rates ended the period slightly higher than the level at which they began reflecting incipient signs of economic expansion.

                                   TOTAL RETURNS
                              -----------------------
                               PERIODS ENDED 4/30/04
                              -----------------------
SECTOR                        6 MONTH*       12 MONTH
------                        --------       --------
Lehman Aggregate               1.24%          1.82%
Lehman Gov/Credit              1.17%          1.80%
US Treasury                    0.75%          0.51%
US Agency                      1.00%          0.91%
Mortgage-Backed                1.39%          1.80%
U.S. Credit                    1.59%          3.28%
Asset-Backed                   1.54%          2.58%
-----------------------------------------------------
CREDIT RATING
Aaa                            0.89%          1.34%
Aa                             1.01%          1.53%
A                              1.23%          2.44%
Baa                            2.23%          5.31%

(source: Lehman Brothers)

* Not Annualized

     Interest rates were relatively volatile due to the mixed economic data reported throughout this period. In particular, the employment picture looked bleak as job growth was virtually non-existent. The high level of productivity allowed for strong profitability and increased output without the need for additional workers. Thus, job growth appeared to be the only piece missing from the economic recovery.

     Just as investors were beginning to question the sustainability of the recovery, the March payroll report, released in early April 2004, indicated a 308K increase in non-farm jobs. This number was substantially higher than all economic predictions and was the first in a series of strong economic reports. Fixed-income markets quickly took note and interest rates rose. In addition to the strong economic data, the inflation data began to creep upwards -- albeit from 40-year lows of around 1%. Pressure from rising commodity prices and the recovering economy began to surface in the inflation indicators. As such, the month of April 2004 was particularly hard on the bond market. The markets adjusted interest rates to reflect both the rising level of inflation and the probability that the Fed would soon end its highly accommodative monetary policy.

                        (US TREASURY YIELD CURVE GRAPH)

                                    U.S. TREASURY YIELD CURVE
                       ----------------------------------------------------
                       3 MOS.   6 MOS.   2 YR.   5 YRS.   10 YRS.   30 YRS.
                       ------   ------   -----   ------   -------   -------
10/31/2003             0.95%    1.04%    1.82%   3.24%     4.29%     5.13%
4/30/2004              0.96%    1.15%    2.32%   3.62%     4.51%     5.28%

                      (10 YEAR U.S. TREASURY YIELD GRAPH)

Mar-03                                           3.90
Apr-03                                           3.95
Apr-03                                           3.97
Apr-03                                           3.96
Apr-03                                           3.89
May-03                                           3.93
May-03                                           3.68
May-03                                           3.42
May-03                                           3.34
May-03                                           3.37
Jun-03                                           3.35
Jun-03                                           3.11
Jun-03                                           3.37
Jun-03                                           3.54
Jul-03                                           3.65
Jul-03                                           3.63
Jul-03                                           4.00
Jul-03                                           4.18
Aug-03                                           4.39
Aug-03                                           4.27
Aug-03                                           4.53
Aug-03                                           4.48
Aug-03                                           4.47
Sep-03                                           4.35
Sep-03                                           4.25
Sep-03                                           4.16
Sep-03                                           4.00
Oct-03                                           4.20
Oct-03                                           4.27
Oct-03                                           4.39
Oct-03                                           4.23
Oct-03                                           4.30
Nov-03                                           4.44
Nov-03                                           4.22
Nov-03                                           4.16
Nov-03                                           4.33
Dec-03                                           4.23
Dec-03                                           4.24
Dec-03                                           4.14
Dec-03                                           4.15
Jan-04                                           4.38
Jan-04                                           4.08
Jan-04                                           4.03
Jan-04                                           4.07
Jan-04                                           4.13
Feb-04                                           4.08
Feb-04                                           4.04
Feb-04                                           4.10
Feb-04                                           3.97
Mar-04                                           3.85
Mar-04                                           3.78
Mar-04                                           3.77
Mar-04                                           3.83
Apr-04                                           4.15
Apr-04                                           4.19
Apr-04                                           4.34
Apr-04                                           4.46
Apr-04                                           4.51

     The U.S. credit sector produced the highest total returns for the six and twelve-month periods ended April 30, 2004. Credit spreads tightened across the credit curve reflecting the improved corporate fundamentals and investor appetite for yield. Although the economic data was mixed, corporate spreads held firm as corporations continued to improve their balance sheets and significantly reduced debt issuance. During the late 90's, companies overspent on capacity relying primarily on the bond market for financing. But as the recession set in, balance sheet strength became a key variable for survival and capital spending decreased dramatically. Cost cutting and productivity were driving forces in corporate America beginning in late 2002, and bondholders became the beneficiaries. Since then, corporate cash flows have been strong and balance sheet repair has been a key variable in the overall economic recovery.

& HIGH YIELD BOND MARKET OVERVIEW

April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

(LB AGGREGATE INDEX CREDIT SPREADS GRAPH)

                       INDEX   AAA CREDIT   AA CREDIT   A CREDIT   BAA CREDIT
                       -----   ----------   ---------   --------   ----------
1/4/02                  185        82          112        178         255
1/11/02                 185        77          109        178         260
1/18/02                 186        77          110        176         263
1/25/02                 180        77          105        168         258
2/1/02                  188        75          107        179         267
2/8/02                  198        76          113        193         277
2/15/02                 196        73          108        189         278
2/22/02                 197        72          108        192         280
3/1/02                  189        70          104        184         266
3/8/02                  177        70           97        168         253
3/15/02                 183        72          102        175         258
3/22/02                 182        74          102        174         258
3/29/02                 182        73          103        175         257
4/5/02                  185        81          109        176         259
4/12/02                 190        89          117        180         264
4/19/02                 179        71          103        172         252
4/26/02                 187        66          102        160         286
5/3/02                  198        70          107        168         305
5/10/02                 182        70          105        163         269
5/17/02                 180        63          100        158         272
5/24/02                 177        61           97        155         272
5/31/02                 165        59           92        141         253
6/7/02                  171        61           95        147         263
6/14/02                 172        62           97        149         263
6/21/02                 178        61           99        156         274
6/28/02                 189        62          105        160         296
7/5/02                  193        64          105        162         305
7/12/02                 194        64          105        166         306
7/19/02                 201        64          107        171         322
7/26/02                 222        65          118        186         366
8/2/02                  231        74          129        201         365
8/9/02                  235        72          128        211         367
8/16/02                 238        71          130        214         374
8/23/02                 224        69          125        199         349
8/30/02                 220        68          123        199         341
9/6/02                  225        70          126        204         348
9/13/02                 219        69          121        197         342
9/20/02                 225        71          124        205         347
9/27/02                 232        72          127        211         362
10/4/02                 235        79          130        216         362
10/11/02                254        85          137        240         387
10/18/02                250        80          132        242         378
10/25/02                249        79          128        247         368
11/1/02                 240        80          124        237         354
11/8/02                 223        74          115        214         337
11/15/02                210        71          114        196         320
11/22/02                203        71          109        195         302
11/29/02                192        67          107        185         286
12/6/02                 195        69          107        189         289
12/13/02                189        65          102        183         281
12/20/02                186        65          101        180         277
12/27/02                184        63           98        175         278
1/3/03                  180        63           99        174         268
1/10/03                 176        62           96        171         261
1/17/03                 171        59           94        163         256
1/24/03                 173        61           95        164         260
1/31/03                 169        59           89        161         257
2/7/03                  169        58           90        161         256
2/14/03                 167        54           89        158         256
2/21/03                 165        54           89        157         251
2/28/03                 162        53           85        155         247
3/7/03                  167        57           87        163         249
3/14/03                 167        56           89        167         245
3/21/03                 165        55           90        168         238
3/28/03                 161        53           85        161         235
4/4/03                  159        53           86        159         229
4/11/03                 157        52           85        155         227
4/17/03                 149        51           80        146         217
4/25/03                 144        48           78        139         210
5/2/03                  134        47           76        130         193
5/9/03                  128        42           70        125         186
5/16/03                 130        43           70        126         191
5/23/03                 132        44           72        128         192
5/30/03                 128        42           69        125         186
6/6/03                  128        43           69        127         184
6/13/03                 124        41           66        120         181
6/20/03                 123        41           67        120         178
6/27/03                 124        41           67        120         179
7/3/03                  124        40           67        122         180
7/11/03                 122        41           66        118         176
7/18/03                 119        42           68        116         169
7/25/03                 118        42           69        114         168
8/1/03                  128        55           81        124         176
8/8/03                  121        45           73        116         171
8/15/03                 126        48           76        121         179
8/22/03                 121        48           72        115         173
8/29/03                 120        48           73        115         169
9/5/03                  119        49           54         93         174
9/12/03                 117        47           51         91         172
9/19/03                 113        46           54         88         165
9/26/03                 114        45           53         88         167
10/3/03                 115        48           57         89         167
10/10/03                114        44           57         90         165
10/17/03                109        44           56         85         157
10/24/03                112        47           56         86         164
10/31/03                108        45           54         83         156
11/7/03                 109        47           55         84         158
11/14/03                102        41           49         78         149
11/21/03                103        41           50         80         151
11/28/03                100        39           48         79         146
12/5/03                 101        40           49         80         144
12/12/03                100        39           48         81         143
12/19/03                 99        39           50         80         141
12/26/03                 98        38           49         79         139
1/2/04                   97        39           50         79         136
1/9/04                   95        38           49         78         134
1/16/04                  95        38           49         78         134
1/23/04                  96        40           49         79         134
1/30/04                  97        40           49         79         136
2/6/04                  100        41           53         82         141
2/13/04                  95        36           48         77         135
2/20/04                  96        35           48         79         136
2/27/04                  96        37           49         78         137
3/5/04                   97        38           48         78         138
3/12/04                  99        38           48         78         143
3/19/04                  99        39           48         79         142
3/26/04                  99        39           48         79         142
4/2/04                   98        40           48         80         140
4/8/04                   97        40           48         80         137
4/16/04                  98        40           50         80         138
4/23/04                  96        41           50         80         133
4/30/04                  97        40           51         80         137

     The mortgage sector of the fixed-income markets also produced relatively attractive returns during the past six months due primarily to the relatively short duration and additional yield. Mortgage refinancing activity increased during the first quarter of 2004 as interest rates declined, but the strong jobs report in April lifted rates and reduced refinancing substantially. The rise in rates and decline in refinancing activity allowed this sector to report attractive total returns during the period.

     The Treasury and Agency sectors followed with the lowest returns during this period. With interest rates at such low levels, investors continued to look towards the corporate and mortgage sectors for incremental yield. In the past, Treasury and Agencies were desirable, safe-haven investments to protect against geopolitical and corporate instability, but with the economy on the mend, investors continue to look elsewhere for additional yield.

     As we approach mid-2004, the steep yield curve reflects the likelihood of an economic recovery and an increase in inflation. The Fed is beginning to indicate that its accommodative monetary policy may be replaced by a more balanced approach, which means higher short-term rates. For long-term interest rates, however, the outlook is less clear. While long-term interest rates are likely to rise initially during the recovery, they can't rise too much. The economy is very interest rate sensitive, and the Fed does not want to disrupt consumer spending. The consumer hardly slowed down during the recession, rather corporate spending was slashed dramatically. As such, with the consumer sector heavily debt-laden and very interest rate sensitive, the Fed must be careful. Ideally, the corporate recovery will pull the consumer along until he is ready spend again. After all, a slowing of consumer spending would not be a healthy way to begin an economic recovery.

HIGH YIELD BOND
During 2003, the high yield market benefited investors who were willing to take risks and extend duration as interest rates were decreasing and credit spreads were tightening.

     There were five distinct factors for the excellent performance in the high yield market in 2003 and early 2004. These included: 1) the narrowing of credit spreads, 2) increased confidence in audited numbers and corporate management, 3) investors seeking alternatives to 1% money market yields, 4) improving company fundamentals and higher credit quality, and 5) asset allocation from investment grade mandates to high yield by institutions.

     Other than the already-tight credit spreads, the other four elements are still relevant. Many institutions are currently investing in high yield bonds because they provide a higher yield at a shorter duration. Many experts believe high yield bonds are more defensive than investment grade securities during improving economic conditions.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned 4.9% for the six months ended April 30, 2004. Although the Fund outperformed all of its indices on a year-to-date basis through April 30, 2004, on a six-month basis, the Fund slightly trailed. The Lipper High Current Yield Funds Index returned 5.3% while both the Citigroup High Yield Cash Pay Index and the Lehman Brothers Corporate High Yield Index ("Lehman Index") posted a return of 5.5% for the six-month period.

                                       ANNUALIZED TOTAL RETURNS
                               ----------------------------------------
                                        PERIODS ENDED 4/30/04
                               ----------------------------------------
                                                                SINCE
                               6 MONTHS*   1 YEAR   3 YEARS   INCEPTION
                               ---------   ------   -------   ---------
Institutional Class(1).......    4.90%     11.65%   10.79%     10.84%
PlanAhead Class(1,2).........    4.70%     11.16%   10.24%     10.35%
Service Class(1,3)...........    4.43%     10.14%    9.91%     10.04%
Lipper High Yield Bond Funds
 Index.......................    5.28%     15.21%    6.69%      6.65%
Citigroup High Yield Cash Pay
 Index.......................    5.46%     14.39%    9.88%     10.51%
Lehman Bros. Corp. High Yield
 Index.......................    5.53%     15.00%    9.02%      9.68%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

3 Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the returns of the PlanAhead Class from 3/1/02 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/29/00.

     The Fund, relative to the Lehman Index, was underweighted in three of the top four best performing sectors. The Financial sector was the top sector for the period with a return of nearly 9.5%. The Basic Industry and Utility sectors also outperformed the Lehman Index with returns of 8.4% and 6.8%, respectively. The Fund was also impacted by an overweighting in the Technology sector, which lagged the Lehman Index with a return of 4.5%.

     The Fund had an underweighting in Communications which underperformed the Lehman Index with a return of 3.2%. Additionally, the Fund underweighted Transportation which was the worst sector for the period as it gained just over 1%. The Fund was overweighted in the Consumer Cyclical and Capital Goods sectors, which had returns of 5.3% and 5.1%, respectively.

     The sub-adviser's "bottom up" investment process, with a focus on companies with strong cash flow and fundamental credit strength, began to come back into favor as the period came to a close. Higher-rated securities reversed course from 2003 and outperformed the lower-rated securities in the first quarter of 2004. The sub-adviser believes that their comprehensive research approach, which has generated outperformance for the Fund in the past, will continue to deliver strong performance over the long term.

TOP TEN HOLDINGS

                                                         % OF
                                                      NET ASSETS
                                                      ----------
Horseshoe Gaming, LLC                                    2.5%
Qwest Services Corporation                               2.4%
General Motors Corporation                               1.5%
Turning Stone Casino Resort                              1.4%
Regal Cinemas Corporation                                1.4%
Owens-Brockway Glass Containers, Incorporated            1.3%
Hexcel Corporation                                       1.3%
Interline Brands, Incorporated                           1.3%
Star Gas Partners, L.P.                                  1.3%
AMC Entertainment, Incorporated                          1.2%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         100.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE ENHANCED INCOME FUND(SM)
April 30, 2004
--------------------------------------------------------------------------------

     The PlanAhead Class of the Enhanced Income Fund returned 2.2% for the six months ended April 30, 2004. Its benchmark, a blend of 37.5% Lehman Brothers Gov/Credit Intermediate Index, 37.5% Lehman Brothers Intermediate Aggregate Index and 25% Merrill Lynch Convertible Bonds Index (the "Benchmark"), also returned 2.2%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 1.3% over the six months ended April 30, 2004.

                                            TOTAL RETURNS
                                        ----------------------
                                        PERIODS ENDED 4/30/04
                                        ----------------------
                                                       SINCE
                                        6 MONTHS*    INCEPTION
                                        ---------    ---------
PlanAhead Class(1)....................    2.24%        2.57%
Lipper Intermediate Investment Grade
  Index...............................    1.33%        0.57%
Enhanced Income Composite Index(2)....    2.22%        3.14%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance shown in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2   37.5% Lehman Bros. Gov/Credit Intermediate Index, 37.5%
    Lehman Bros. Aggregate Index, 25% Merrill Lynch Convertibles Index

     The Fund's assets are allocated approximately 75% to a sub-adviser who invests in income producing, short- and intermediate-term, investment grade bonds. The remaining assets are managed by a sub-adviser who invests in convertible bonds, convertible preferreds, high yield bonds and equities in an effort to enhance the return of the overall Fund.

     For the six-month period, the investment grade bond portion of the Fund returned 1.3% before fees and expenses as compared to a 1.1% return for its portion of the Benchmark. The sub-adviser's almost triple-weight position in Corporates added the most relative value as Corporates was the best performing segment of the combined Lehman Gov/Credit Intermediate Index and Lehman Aggregate Intermediate Index. In Corporates, a double-weight position in industrials combined with good security selection in that industry contributed the most to relative returns. The duration of the investment grade portion of the Fund did not play a significant role in relative total returns.

     The remaining portion of the Fund managed by the Fund's other sub-adviser returned 6.9% before fees and expenses. These results not only beat the 5.5% return of its portion of the Benchmark but also enhanced the Fund's overall return. This portion of the Fund benefited most from its convertible securities due to their greater equity sensitivity over a period where stocks outperformed bonds. Convertibles' hybrid nature means that they can behave like bonds or like stocks (depending on the security, market conditions, and the underlying company's stock price). The convertibles portion of the Fund was focused on issues which were especially equity-sensitive in anticipation of the economic recovery and companies which stood to benefit from additional business capital spending.

     The Fund's investment advisers remain focused on the Fund's investment objective of income and capital appreciation.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
US Treasury Notes, 4.00%, Due 2/15/2014              2.4%
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006                                      2.1%
Citibank Credit Card Master Trust 2000-A1 A1,
  6.90%, Due 10/15/2007                              2.1%
Honda Auto Receivables Owner Trust 2003-4 A4,
  2.79%, Due 3/16/2009                               2.0%
Ford Motor Credit Company, 7.375%, Due
  10/28/2009                                         1.8%
HSBC Bank USA, Incorporated, 7.00%, Due
  11/1/2006                                          1.6%
Wachovia Corporation, 6.40%, Due 4/1/2008            1.6%
Heller Financial, Incorporated, 6.375%, Due
  3/15/2006                                          1.6%
Synovus Financial Corporation, 7.25%, Due
  12/15/2005                                         1.6%
Federal National Mortgage Association, Pool
  #545759, 6.50%, Due 7/1/2032                       1.6%

FIXED INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         62.5%
Corporate Convertibles                            15.4%
Mortgage-Backed                                   12.6%
Asset-Backed                                       4.4%
Treasury                                           3.9%
Agency                                             1.2%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Consumer Discretionary                               35.8%
Financials                                           26.3%
Industrials                                          14.1%
Energy                                               13.5%
Information Technology                               10.3%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 0.9% for the six months ended April 30, 2004, trailing the Lehman Brothers Aggregate Index ("Index") return of 1.2% and the Lipper Intermediate Investment Grade Index return of 1.3%.

                                  ANNUALIZED TOTAL RETURNS
                          ----------------------------------------
                                   PERIODS ENDED 4/30/04
                          ----------------------------------------
                                                           SINCE
                          6 MONTHS*   1 YEAR   5 YEARS   INCEPTION
                          ---------   ------   -------   ---------
Institutional
  Class(1)..............    0.93%     1.11%     6.09%      6.37%
PlanAhead Class(1,2)....    1.16%     1.48%     5.56%      5.93%
AMR Class(1,3)..........    1.43%     1.74%     6.10%      6.32%
Lipper Intermediate Inv
  Grade Index...........    1.33%     2.42%     6.25%      6.40%
Lehman Bros Aggregate
  Index.................    1.24%     1.82%     6.66%      6.94%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares

2 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97.

3 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/1/99, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

     Prior to the deduction of expenses, the Fund slightly outperformed the Index. Unfortunately, the Fund did not generate enough excess performance to offset its expenses. The Fund added value relative to the Index from its large overweighting in Corporates, the best performing sector of the Index. The Fund's average weighting in Corporates during the six-month period was 53% versus the Index average weighting of 22%, ending the period with a 46% weighting in Corporates versus the Index weighting of 22%. The Fund also added value by underweighting U.S. Treasuries, which was the worst performing sector of the Index. Finally, an overweight in A and BBB rated securities, the best performing among the investment grade quality ranges, also helped relative performance. The Fund's weighted average duration was neutral during the period and therefore did not play a significant role in relative performance.

     The Fund's sub-advisers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

TOP TEN HOLDINGS

                                                            % OF
                                                         NET ASSETS
                                                         ----------
Federal National Mortgage Assn., Pool #555880, 5.50%,
 Due 11/1/2033                                              1.6%
U.S. Treasury Notes, 1.625%, Due 9/30/2005                  1.6%
Federal Home Loan Mortgage Corp., 5.00%, Due 3/1/2018       1.6%
Government National Mortgage Assn., Pool #003515,
 5.50%, Due 2/20/2034                                       1.5%
Federal National Mortgage Assn., Pool #758322, 5.50%,
 Due 12/1/2033                                              1.5%
Federal National Mortgage Assn., Pool #713706, 5.50%,
 Due 8/1/2033                                               1.5%
U.S. Treasury Notes, 4.00%, Due 2/15/2014                   1.5%
U.S. Treasury Notes, 4.625%, Due 5/15/2006                  1.4%
Federal National Mortgage Assn., TBA, 15 yr, 6.00%          1.2%
Federal Home Loan Mortgage Assn., Pool #C01786 5.50%,
 Due 2/1/2034                                               1.2%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                        47.2%
Mortgage-Backed                                   34.8%
Treasury                                           8.9%
Agency                                             7.6%
Asset-Backed                                       1.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund returned 1.0% for the six months ended April 30, 2004, ahead of the Merrill Lynch 1-3 Year Gov/Corp Index return of 0.8% and the Lipper Short Investment Grade Bond Funds Index return of 0.8%.

                                ANNUALIZED TOTAL RETURNS
                         ---------------------------------------
                                  PERIODS ENDED 4/30/04
                         ---------------------------------------
                         6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                         ---------   ------   -------   --------
Institutional
  Class(1).............    1.00%     1.77%     5.25%     5.44%
PlanAhead Class(1,2)...    0.76%     1.51%     4.96%     5.18%
AMR Class(1,2).........    1.13%     2.16%     5.45%     5.67%
Lipper Short Inv. Grade
  Bond Funds Index.....    0.75%     1.50%     4.72%     5.33%
Merrill Lynch 1-3 Yr
  Gov./Corp. Index.....    0.78%     1.65%     5.55%     6.00%

*   Not Annualized

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 4/30/94 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/94. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/94.

     By period end, short-term interest rates had begun to rise significantly, reflecting a high probability that the Fed would steadily bring the Fed Funds rate up to a neutral level. The highly accommodative 1.00% Fed Funds rate no longer seemed appropriate given the improvement in the jobs markets, the increase in inflation and the steady GDP growth. The short-term interest rate markets were particularly sensitive to the rise in interest rates given the steepness of the yield curve and the distance that has to be covered to reach a neutral level of interest rates.

     Despite the rise in rates during this period, the short-term fixed-income markets produced reasonably attractive total returns. According to the Merrill Lynch 1-3 Year Index, the Mortgage sector produced the highest total return, at 1.5%, followed by Corporates at 1.3%, and Treasuries and Agencies at 0.6% and 0.7%, respectively. The Mortgage sector benefited from its relatively low duration in a rising interest rate environment and from a moderation in mortgage prepayment activity. The Corporate sector returns reflected the continued improvement in credit spreads and the general appetite for incremental yield in the low interest rate environment. Lower-rated bonds continued to outperform higher-rated alternatives as credit fundamentals improved and investors maintained their appetite for risk. Treasury and Agency returns were negatively impacted by the rise in interest rates and investors' general desire to look for higher yields elsewhere.

     The Fund's outperformance relative to its benchmarks was primarily due to its overweight position in the Corporate sector. The best performing industries continued to include telecommunications, cable/media, and autos - all of which the Fund overweighted versus its benchmarks. These industries have historically offered some of the highest yield spreads over Treasuries, and with the credit markets relatively stable, they continued to outperform. Given the positive fundamentals for the short-term credit environment, the Fund is expected to maintain its Corporate overweight for the foreseeable future.

     The Funds' duration was maintained at neutral during the period and did not play a significant role in relative total returns.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                         % OF
                                                      NET ASSETS
                                                      ----------
Prudential Insurance Company of America, 6.375%, Due
 7/23/2006                                               3.5%
General Motors Acceptance Corporation, 6.75%, Due
 1/15/2006                                               3.4%
Chemical Master Credit Card Trust 1996-2 A, 5.98%,
 Due 9/15/2008                                           3.4%
Hertz Corporation, 4.70%, Due 10/2/2006                  3.2%
Wachovia Corporation, 6.40%, Due 4/1/2008                2.9%
Heller Financial, Incorporated, 6.375%, Due
 3/15/2006                                               2.9%
Synovus Financial Corporation, 7.25%, Due 12/15/2005     2.9%
MetLife, Incorporated, 3.911%, Due 5/15/2005             2.7%
FleetBoston Financial Corporation, 3.85%, Due
 2/15/2008                                               2.7%
American Express Credit Account Master Trust 2000-1
 A, 7.20%, Due 9/17/2007                                 2.7%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         78.2%
Asset-Backed                                      14.0%
Mortgage-Backed                                    7.8%

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 7.78%
U.S. TREASURY NOTES - 3.04%
3.25%, Due 5/31/2004...........  $     5,000   $  5,009
1.625%, Due 9/30/2005*.........        3,500      3,486
4.625%, Due 5/15/2006*.........        4,300      4,493
2.625%, Due 5/15/2008*.........          895        872
3.00%, Due 7/15/2012*..........          915        989
4.375%, Due 8/15/2012*.........        2,000      2,004
4.00%, Due 2/15/2014*..........        2,355      2,262
                                               --------
    TOTAL U.S. TREASURY
      NOTES....................                  19,115
                                               --------
U.S. TREASURY BILLS - 3.64%
Discount Note, Due
  9/23/2004*...................       23,000     22,903
                                               --------
    TOTAL U.S. TREASURY
      BILLS....................                  22,903
                                               --------
U.S. TREASURY BONDS - 1.10%
7.50%, Due 11/15/2016*.........        1,055      1,312
9.125%, Due 5/15/2018*.........        1,000      1,415
6.875%, Due 8/15/2025*.........        1,280      1,527
6.25%, Due 5/15/2030*..........          900      1,011
5.375%, Due 2/15/2031*.........        1,660      1,682
                                               --------
    TOTAL U.S. TREASURY
      BONDS....................                   6,947
                                               --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..............                  48,965
                                               --------
U.S. AGENCY OBLIGATIONS - 2.20%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 0.96%
3.25%, Due 11/15/2004..........        4,500      4,547
5.125%, Due 10/15/2008*........          500        527
5.875%, Due 3/21/2011..........          415        441
4.875%, Due 11/15/2013.........          500        495
                                               --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.....                   6,010
                                               --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.24%
1.875%, Due 12/15/2004.........        3,890      3,903
5.125%, Due 1/2/2014*..........          515        507
7.25%, Due 5/15/2030*..........          900      1,076
6.00%, Due 12/11/2033..........        2,250      2,299
                                               --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.....                   7,785
                                               --------
    TOTAL U.S. AGENCY
      OBLIGATIONS..............                  13,795
                                               --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.13%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.31%
Pool #G10084, 6.50%, Due
  3/1/2008.....................          812        858

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Pool #G11202, 6.00%, Due
  11/1/2016....................  $       269   $    281
Pool #E90777, 5.50%, Due
  8/1/2017.....................          154        159
Pool #E96536, 5.00%, Due
  3/1/2018.....................        1,580      1,592
Pool #E01386, 5.00%, Due
  6/1/2018.....................          510        514
Pool #E97381, 5.50%, Due
  6/1/2018.....................          317        325
Pool #B12563, 5.00%, Due
  2/1/2019.....................          722        728
Pool #E01602, 4.50%, Due
  3/1/2019.....................        1,489      1,468
Pool #C26472, 6.50%, Due
  5/1/2029.....................          229        239
Pool #C27089, 6.50%, Due
  6/1/2029.....................           39         41
Pool #C00835, 6.50%, Due
  7/1/2029.....................          627        653
Pool #C01444, 6.00%, Due
  1/1/2033.....................          269        275
Pool #C01598, 5.00%, Due
  8/1/2033.....................        1,692      1,642
Pool #A12149, 6.00%, Due
  8/1/2033.....................          934        956
Pool #A15436, 5.50%, Due
  11/1/2033....................          891        890
Pool #A15173, 6.00%, Due
  11/1/2033....................        1,089      1,114
Pool #A15374, 6.50%, Due
  11/1/2033....................          144        150
Pool #A16690, 6.00%, Due
  12/1/2033....................          701        717
Pool #C01786, 5.50%, Due
  2/1/2034.....................        1,961      1,960
                                               --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.....                  14,562
                                               --------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 3.40%
Pool #313522, 7.00%, Due
  5/1/2012.....................          835        891
Pool #323309, 6.00%, Due
  9/1/2013.....................          308        322
Pool #488099, 5.50%, Due
  2/1/2014.....................          542        558
Pool #323789, 6.00%, Due
  6/1/2014.....................          440        460
Pool #535846, 6.00%, Due
  4/1/2016.....................          303        317
Pool #648511, 6.00%, Due
  6/1/2017.....................        1,192      1,243
Pool #254545, 5.00%, Due
  12/1/2017....................        2,001      2,017
Pool #555549, 5.00%, Due
  6/1/2018.....................          810        816

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Pool #254865, 4.50%, Due
  9/1/2018.....................  $     1,322   $  1,303
Pool #100292, 10.00%, Due
  9/1/2018.....................          269        302
Pool #761337, 5.00%, Due
  4/1/2019.....................          420        423
Pool #581864, 6.50%, Due
  7/1/2031.....................          209        217
Pool #705607, 6.00%, Due
  6/1/2033.....................          526        539
Pool #713999, 5.50%, Due
  7/1/2033.....................          910        909
Pool #713706, 5.50%, Due
  8/1/2033.....................          759        757
Pool #730570, 6.00%, Due
  8/1/2033.....................          308        316
Pool #727223, 5.50%, Due
  9/1/2033.....................        1,529      1,527
Pool #740238, 6.00%, Due
  9/1/2033.....................          208        213
Pool #741901, 5.50%, Due
  10/1/2033....................          544        543
Pool #749219, 5.50%, Due
  10/1/2033....................          987        986
Pool #555880, 5.50%, Due
  11/1/2033....................        2,566      2,562
Pool #758322, 5.50%, Due
  12/1/2033....................        2,067      2,064
Pool #725238, 5.00%, Due
  3/1/2034.....................        1,479      1,434
Pool #765304, 5.50%, Due
  3/1/2034.....................          701        700
                                               --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.....                  21,419
                                               --------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 2.42%
Pool #780030, 7.00%, Due
  6/15/2024....................          280        299
Pool #780400, 7.00%, Due
  12/15/2025...................          259        276
Pool #781200, 8.00%, Due
  12/15/2025...................          302        332
Pool #780615, 6.50%, Due
  8/15/2027....................          471        493
Pool #780651, 7.00%, Due
  10/15/2027...................          549        586
Pool #780680, 6.50%, Due
  11/15/2027...................          532        557
Pool #780747, 6.50%, Due
  3/15/2028....................          475        497
Pool #780788, 6.50%, Due
  4/15/2028....................          516        539
Pool #780842, 8.50%, Due
  8/20/2028....................          320        351
Pool #780936, 7.50%, Due
  12/15/2028...................          581        625

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Pool #781035, 6.50%, Due
  5/15/2029....................  $       461   $    482
Pool #002754, 6.50%, Due
  5/20/2029....................          326        340
Pool #781273, 6.00%, Due
  4/15/2031....................          644        662
Pool #781288, 6.50%, Due
  5/15/2031....................          881        920
Pool #555732, 6.50%, Due
  3/15/2032....................          407        425
Pool #781564, 6.00%, Due
  2/15/2033....................        1,501      1,539
Pool #616094, 6.00%, Due
  11/15/2033...................          529        543
Pool #781690, 6.00%, Due
  12/15/2033...................        1,646      1,687
Pool #003515, 5.50%, Due
  2/20/2034....................        3,273      3,274
Pool #003517, 6.00%, Due
  2/20/2034....................          774        793
                                               --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.....                  15,220
                                               --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..............                  51,201
                                               --------
ASSET-BACKED SECURITIES - 0.17%
Master Asset Securitization
  Trust, 5.75%, Due
  10/25/2017...................        1,024      1,044
                                               --------
    TOTAL ASSET-BACKED
      SECURITIES...............                   1,044
                                               --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.39%
Banc American Commercial
  Mortgage 2003-2 A3,
  4.342%, Due 3/11/2041........          445        443
General Electric Commercial
  Mortgage Corporation 2003-C2
  A2,
  4.17%, Due 7/10/2037.........          430        429
J P Morgan Chase Commercial
  Mortgage 2003-CB7 A3,
  4.449%, Due 1/12/2038........          680        670
Morgan Stanley Dean Witter &
  Company 2003-T11 A2,
  4.34%, Due 6/13/2041.........          400        399
Wachovia Bank Commercial
  Mortgage Trust 2003-C5 A2,
  3.989%, Due 6/15/2035........          570        527
                                               --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..............                   2,468
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 13.21%
BANKS - 1.50%
Banco Popular North America
  Inc,
  4.25%, Due 4/1/2008..........  $       300   $    303
Bank of America Corporation,
  6.25%, Due 4/1/2008..........          420        456
Bank One Corporation,
  4.90%, Due 4/30/2015*........          300        286
Branch Banking and Trust
  Company,
  4.875%, Due 1/15/2013*.......          800        786
Capital One,
  6.70%, Due 5/15/2008.........          450        489
  5.75%, Due 9/15/2010.........          210        218
Citigroup, Incorporated,
  6.50%, Due 1/18/2011.........          400        442
Credit Suisse First Boston,
  6.50%, Due 5/1/2008..........          500        543
First Tennessee Bank, NA,
  5.75%, Due 12/1/2008.........          475        506
Fleet Norstar Financial Group,
  Incorporated,
  8.625%, Due 1/15/2007........          400        456
John Hancock Global Funding,
  3.75%, Due 9/30/2008, 144A
  (Note A).....................          500        495
ING Bank, NV,
  5.125%, Due 5/1/2015, 144A
  (Note A).....................          300        294
Inter-American Development
  Bank,
  5.375%, Due 11/18/2008.......        1,280      1,369
J P Morgan Chase & Company,
  6.75%, Due 3/15/2008.........          650        715
PNC Funding Corporation,
  7.50%, Due 11/1/2009.........          525        605
Synovus Financial Corporation,
  4.875%, Due 2/15/2013........          300        294
US Bank, NA,
  5.70%, Due 12/15/2008........          675        722
Washington Mutual Financial
  Corporation,
  6.875%, Due 5/15/2011........          425        485
                                               --------
    TOTAL BANKS................                   9,464
                                               --------
FINANCE - 5.44%
Aegon, NV,
  8.00%, Due 8/15/2006.........          300        334

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
American General Finance
  Corporation,
  5.375%, Due 9/1/2009.........  $       285   $    300
Assurant, Incorporated,
  5.625%, Due 2/15/2014, 144A
  (Note A).....................          315        316
Bear Stearns Companies,
  Incorporated,
  3.00%, Due 3/30/2006.........          500        503
  2.875%, Due 7/2/2008.........          300        287
Boeing Capital Corporation,
  5.40%, Due 11/30/2009........          650        681
Capital One Bank,
  5.125%, Due 2/15/2014*.......          450        430
Caterpillar Financial Services
  Corporation,
  2.625%, Due 1/30/2007........          625        617
Cendant Corporation,
  6.875%, Due 8/15/2006........          750        813
Countrywide Home Loan,
  Incorporated,
  3.50%, Due 12/19/2005........          800        812
  3.25%, Due 5/21/2008.........          510        495
Ford Motor Credit Company,
  6.50%, Due 1/25/2007.........          375        398
  7.375%, Due 10/28/2009.......        1,600      1,730
General Electric Capital
  Corporation,
  3.25%, Due 6/15/2009.........          630        606
General Motors Acceptance
  Corporation,
  6.125%, Due 8/28/2007........          320        338
  7.25%, Due 3/2/2011..........        1,000      1,075
Goldman Sachs Group,
  Incorporated,
  4.75%, Due 7/15/2013.........          650        618
Household Finance Corporation,
  6.375%, Due 11/27/2012.......          280        302
  4.75%, Due 7/15/2013.........          400        382
International Lease Finance
  Corporation,
  3.30%, Due 1/23/2008.........          415        406
  6.375%, Due 3/15/2009........          725        789
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026, 144A
  (Note A).....................        1,500      1,627
Lincoln National Corporation,
  4.75%, Due 2/15/2014.........          700        669
MBNA Credit Card Master Trust,
  2.65%, Due 11/15/2010........          820        785

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Merrill Lynch & Company,
  Incorporated,
  3.00%, Due 4/30/2007.........  $     1,040   $  1,031
  6.56%, Due 12/16/2007........          800        887
Monumental Global Funding,
  3.85%, Due 3/3/2008, 144A
  (Note A).....................          800        803
Morgan Stanley Dean Witter &
  Company,
  6.10%, Due 4/15/2006.........          450        480
  4.75%, Due 4/1/2014..........          560        523
PHH Corporation,
  6.00%, Due 3/1/2008..........          300        321
Prudential Financial,
  Incorporated,
  3.75%, Due 5/1/2008..........          185        184
  4.50%, Due 7/15/2013.........          325        306
SLM Corporation,
  2.00%, Due 3/15/2005.........       11,000     11,043
  3.95%, Due 8/15/2008.........          420        420
  4.00%, Due 1/15/2009.........        1,000        994
  5.125%, Due 8/27/2012........          800        803
Sprint Capital Corporation,
  6.125%, Due 11/15/2008.......          195        209
  8.375%, Due 3/15/2012........          175        205
Verizon Global Funding
  Corporation,
  4.375%, Due 6/1/2013*........          400        372
Washington Mutual,
  Incorporated,
  4.625%, Due 4/1/2014.........          350        324
                                               --------
    TOTAL FINANCE..............                  34,218
                                               --------
FOREIGN - 0.09%
Quebec Province,
  4.875%, Due 5/5/2014.........          335        331
United Mexican States,
  7.50%, Due 4/8/2033..........          240        238
                                               --------
    TOTAL FOREIGN..............                     569
                                               --------
INDUSTRIAL - 5.36%
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028..........          722        762
AT&T Broadband Corporation,
  8.375%, Due 3/15/2013........          748        892
AT&T Wireless Services,
  Incorporated,
  7.35%, Due 3/1/2006..........          855        925
  8.125%, Due 5/1/2012.........          900      1,050
  8.75%, Due 3/1/2031..........          265        323

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Atlantic Richfield Company,
  9.125%, Due 3/1/2011.........  $       425   $    534
Baxter International,
  Incorporated,
  5.25%, Due 5/1/2007..........          455        478
Bemis, Incorporated,
  6.70%, Due 7/1/2005..........        1,000      1,051
BHP Finance (USA) Limited,
  4.80%, Due 4/15/2013.........          300        296
Bunge Limited Financial
  Corporation,
  7.80%, Due 10/15/2012........          400        462
Cargill, Incorporated,
  6.25%, Due 5/1/2006, 144A
  (Note A).....................        1,000      1,066
Carnival Corporation,
  3.75%, Due 11/15/2007........          515        513
Cendant Corporation,
  6.25%, Due 1/15/2008.........          350        378
Clear Channel Communications,
  4.40%, Due 5/15/2011.........          520        500
Comcast Cable Communications,
  7.625%, Due 2/15/2008........          200        222
  6.75%, Due 1/30/2011.........          255        279
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026........          410        457
  7.00%, Due 10/1/2028.........          600        648
ConocoPhillips,
  3.625%, Due 10/15/2007.......          425        428
Continental Cablevision,
  Incorporated,
  8.30%, Due 5/15/2006.........          270        297
DaimlerChrysler North America,
  4.75%, Due 1/15/2008.........          720        730
  7.75%, Due 1/18/2011*........        1,000      1,123
  6.50%, Due 11/15/2013........          350        361
John Deere Capital Corporation,
  3.75%, Due 1/13/2009.........          520        512
Dell Computer Corporation,
  6.55%, Due 4/15/2008.........          400        439
Deutsche Telekom International,
  8.50%, Due 6/15/2010.........          280        331
The Walt Disney Company,
  5.375%, Due 6/1/2007.........          235        247

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
EOG Resources, Incorporated,
  4.75%, Due 3/15/2014, 144A
  (Note A).....................  $       350   $    337
EOP Operating Limited
  Partnership,
  4.75%, Due 3/15/2014.........          350        326
France Telecom SA,
  8.75%, Due 3/1/2011..........          550        650
General Motors Corporation,
  8.375%, Due 7/15/2033........          375        406
Harley Davidson, Incorporated,
  2.69%, Due 4/15/2011.........          610        607
Hershey Foods Corporation,
  6.95%, Due 3/1/2007*.........        1,000      1,107
Hertz Corporation,
  4.70%, Due 10/2/2006.........          650        658
Hewlett Packard Company,
  5.75%, Due 12/15/2006........          470        501
International Business Machines
  Corporation,
  4.875%, Due 10/1/2006........          505        529
  4.75%, Due 11/29/2012........          400        395
Lockheed Martin Corporation,
  7.20%, Due 5/1/2036..........          600        696
Martin Marietta Material,
  Incorporated,
  6.90%, Due 8/15/2007.........          200        221
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037..........          270        289
Northrop Grumman Corporation,
  7.125%, Due 2/15/2011........          905      1,018
Occidental Petroleum
  Corporation,
  6.75%, Due 1/15/2012.........          400        446
Pepsi Bottling Group,
  Incorporated,
  7.00%, Due 3/1/2029..........          425        474
Pulte Homes, Incorporated,
  5.25%, Due 1/15/2014.........          275        263
Reed Elsevier Capital,
  Incorporated,
  6.125%, Due 8/1/2006.........          615        662
Sara Lee Corporation,
  6.00%, Due 1/15/2008.........        1,200      1,294
Simon Property Group,
  7.625%, Due 5/15/2005, 144A
  (Note A).....................          750        788

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Sprint Capital Corporation,
  8.75%, Due 3/15/2032.........  $       275   $    328
Target Corporation,
  7.00%, Due 7/15/2031.........          450        501
Time Warner, Incorporated,
  7.625%, Due 4/15/2031........          250        274
Unilever Capital Corporation,
  7.125%, Due 11/1/2010........        2,000      2,289
Univision Communications,
  Incorporated,
  3.875%, Due 10/15/2008.......          365        359
Verizon Communications,
  Incorporated,
  6.36%, Due 4/15/2006.........          550        587
Verizon Virginia,
  4.625%, Due 3/15/2013........          600        568
Verizon Wireless Capital,
  5.375%, Due 12/15/2006.......          420        443
Viacom, Incorporated,
  5.625%, Due 8/15/2012........          495        515
Wal-Mart Stores, Incorporated,
  7.55%, Due 2/15/2030.........          450        540
Weyerhaeuser Company,
  5.95%, Due 11/1/2008.........          340        363
                                               --------
    TOTAL INDUSTRIAL...........                  33,738
                                               --------
PHARMACEUTICAL - 0.30%
Bristol Myers Squibb Company,
  4.00%, Due 8/15/2008, 144A
  (Note A).....................          465        466
Schering Plough Corporation,
  6.50%, Due 12/1/2033.........          610        619
Wyeth Corporation,
  6.70%, Due 3/15/2011.........          450        497
  5.50%, Due 2/1/2014..........          325        324
                                               --------
    TOTAL PHARMACEUTICAL.......                   1,906
                                               --------
TRANSPORTATION - 0.42%
CNF Transportation,
  Incorporated,
  8.875%, Due 5/1/2010.........        1,850      2,166
Union Pacific Corporation,
  6.50%, Due 4/15/2012.........          450        492
                                               --------
    TOTAL TRANSPORTATION.......                   2,658
                                               --------
UTILITY - 0.10%
AEP Texas Central Company,
  6.65%, Due 2/15/2033.........          120        123

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Appalachian Power Company,
  5.95%, Due 5/15/2033.........  $       120   $    112
Consolidated Natural Gas
  Company,
  6.875%, Due 10/15/2026.......          360        389
                                               --------
    TOTAL UTILITY..............                     624
                                               --------
    TOTAL CORPORATE BONDS......                  83,177
                                               --------

                                   SHARES
                                 -----------
COMMON STOCK - 59.99%
CONSUMER DISCRETIONARY - 6.74%
AUTO COMPONENTS - 0.10%
Delphi Corporation.............       63,200        645
                                               --------
    TOTAL AUTO COMPONENTS......                     645
                                               --------
HOTELS, RESTAURANTS & LEISURE - 2.35%
Brinker International,
  Incorporated+................       67,100      2,581
Carnival Corporation...........       85,900      3,665
McDonald's Corporation.........       79,200      2,157
MGM Mirage, Incorporated+*.....       68,300      3,129
Wendy's International,
  Incorporated.................       31,000      1,209
Yum Brands, Incorporated+......       52,400      2,033
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE..................                  14,774
                                               --------
HOUSEHOLD DURABLES - 1.28%
Centex Corporation.............       93,800      4,498
Fortune Brands, Incorporated...       18,100      1,380
Konnklijke Philips Electronics
  NV...........................       82,431      2,210
                                               --------
    TOTAL HOUSEHOLD DURABLES...                   8,088
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 0.52%
Eastman Kodak Company..........       82,000      2,115
Mattel, Incorporated...........       67,600      1,146
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.................                   3,261
                                               --------
MULTILINE RETAIL - 2.09%
Federated Department Stores,
  Incorporated.................       57,500      2,818
May Department Stores
  Company......................       48,200      1,485
J.C. Penney Company,
  Incorporated.................       56,500      1,913
Sears, Roebuck, & Company......      138,800      5,559
Target Corporation.............       31,100      1,349
                                               --------
    TOTAL MULTILINE RETAIL.....                  13,124
                                               --------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
TEXTILES & APPAREL - 0.40%
Jones Apparel Group,
  Incorporated.................       36,300   $  1,329
Liz Claiborne, Incorporated....       33,000      1,158
                                               --------
    TOTAL TEXTILES & APPAREL...                   2,487
                                               --------
    TOTAL CONSUMER
      DISCRETIONARY............                  42,379
                                               --------
CONSUMER STAPLES - 5.18%
FOOD PRODUCTS - 2.10%
Albertson's, Incorporated*.....       80,000      1,869
Conagra, Incorporated..........      134,900      3,897
Dean Foods Company+............       35,000      1,175
General Mills, Incorporated....       25,700      1,253
Kraft Foods, Incorporated......       84,800      2,791
Sara Lee Company...............       95,474      2,204
                                               --------
    TOTAL FOOD PRODUCTS........                  13,189
                                               --------
TOBACCO - 3.08%
Altria Group, Incorporated.....      168,600      9,337
Gallaher Group plc, ADR........       47,400      2,270
Imperial Tobacco Group plc,
  ADR..........................       94,800      4,237
UST, Incorporated..............       94,500      3,516
                                               --------
    TOTAL TOBACCO..............                  19,360
                                               --------
    TOTAL CONSUMER STAPLES.....                  32,549
                                               --------
ENERGY - 5.71%
ENERGY EQUIPMENT & SERVICES - 0.57%
Duke Energy Corporation........      169,900      3,578
                                               --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.................                   3,578
                                               --------
OIL & GAS - 5.14%
BP plc, ADR....................       80,380      4,252
ChevronTexaco Corporation......       43,814      4,009
ConocoPhillips.................      122,688      8,748
Devon Energy Corporation.......       37,100      2,271
El Paso Corporation............       35,500        249
Equitable Resources,
  Incorporated.................       28,600      1,344
Kerr-McGee Corporation.........       26,800      1,311
Occidental Petroleum
  Corporation..................      112,400      5,305
Royal Dutch Petroleum
  Company*.....................       26,500      1,289
Valero Energy Corporation......       56,300      3,590
                                               --------
    TOTAL OIL & GAS............                  32,368
                                               --------
    TOTAL ENERGY...............                  35,946
                                               --------
FINANCIALS - 17.21%
BANKS - 6.11%
Bank of America Corporation....      119,909      9,651
Bank One Corporation...........       57,700      2,849
Comerica, Incorporated.........       25,100      1,296

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Federal Home Loan Mortgage
  Corporation..................       45,500   $  2,657
Keycorp Limited................      110,600      3,285
PNC Financial Services Group,
  Incorporated.................       64,178      3,408
UnionBanCal Corporation........       11,300        604
U.S. Bancorp, Incorporated.....       90,860      2,330
Wachovia Corporation...........       53,500      2,448
Washington Mutual,
  Incorporated.................      171,700      6,763
Wells Fargo & Company..........       56,600      3,196
                                               --------
    TOTAL BANKS................                  38,487
                                               --------
DIVERSIFIED FINANCIALS - 4.91%
American Express Company.......       27,000      1,322
Bear Stearns Companies,
  Incorporated.................       22,300      1,787
CIT Group, Incorporated........       55,000      1,890
Citigroup, Incorporated........      165,842      7,975
Federal National Mortgage
  Association..................       30,800      2,117
Goldman Sachs Group,
  Incorporated.................        9,000        869
J P Morgan Chase & Company.....      138,550      5,209
Merrill Lynch & Company,
  Incorporated.................       36,600      1,985
Morgan Stanley Dean Witter &
  Company......................       37,800      1,943
Principal Financial Group......       94,400      3,332
SLM Corporation................       64,900      2,486
                                               --------
    TOTAL DIVERSIFIED
      FINANCIALS...............                  30,915
                                               --------
INSURANCE - 6.19%
Ace Limited....................       58,000      2,543
Allstate Corporation...........      153,800      7,059
American International Group,
  Incorporated.................       13,000        931
Anthem, Incorporated+*.........       14,700      1,302
AON Corporation................       31,600        823
Assurant, Incorporated+........       53,900      1,313
Conseco, Incorporated+.........       63,000      1,257
Hartford Financial Services
  Group, Incorporated..........       29,900      1,826
Loews Corporation..............       26,000      1,508
MetLife, Incorporated..........      219,180      7,562
MGIC Investments Corporation...       42,600      3,136
Prudential Financial,
  Incorporated.................       90,900      3,994
The St. Paul Travelers
  Companies, Incorporated......       81,200      3,302
XL Capital Limited.............       31,800      2,428
                                               --------
    TOTAL INSURANCE............                  38,984
                                               --------
    TOTAL FINANCIALS...........                 108,386
                                               --------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
HEALTH CARE - 5.05%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.44%
Baxter International,
  Incorporated.................       87,600   $  2,773
                                               --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES...............                   2,773
                                               --------
HEALTH CARE PROVIDERS & SERVICES - 2.05%
Aetna, Incorporated............       50,700      4,195
Cigna Corporation..............       23,700      1,529
HCA, Incorporated..............       67,300      2,734
Health Net, Incorporated+......       47,200      1,201
Tenet Healthcare Corporation+..      168,300      1,979
Wellpoint Health Networks,
  Incorporated+................       11,600      1,296
                                               --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES...............                  12,934
                                               --------
PHARMACEUTICALS - 2.56%
Bristol-Myers Squibb Company...      193,700      4,862
McKesson Corporation...........       40,900      1,344
Merck & Company,
  Incorporated.................       89,100      4,187
Pfizer, Incorporated...........       44,400      1,588
Schering Plough Corporation....      164,000      2,744
Wyeth Corporation..............       35,800      1,363
                                               --------
    TOTAL PHARMACEUTICALS......                  16,088
                                               --------
    TOTAL HEALTH CARE..........                  31,795
                                               --------
INDUSTRIALS - 8.99%
AEROSPACE & DEFENSE - 3.13%
Boeing Company.................      143,900      6,143
Honeywell International,
  Incorporated.................       77,500      2,680
Lockheed Martin Corporation....       55,200      2,633
Raytheon Company...............       89,300      2,881
Textron, Incorporated..........       57,000      3,145
United Technologies
  Corporation..................       26,000      2,243
                                               --------
    TOTAL AEROSPACE &
      DEFENSE..................                  19,725
                                               --------
COMMERCIAL SERVICES & SUPPLIES - 1.71%
Cendant Corporation............      305,200      7,227
First Data Corporation.........       15,804        717
Waste Management,
  Incorporated.................       99,907      2,837
                                               --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.................                  10,781
                                               --------
ELECTRICAL EQUIPMENT - 0.76%
Emerson Electrical Company.....       79,100      4,763
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT................                   4,763
                                               --------
ENERGY - 0.56%
Devon Energy Corporation,
  2.75%, Due 8/1/2006..........          420        418

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Dominion Resources,
  Incorporated,
  5.00%, Due 3/15/2013.........          210   $    204
Enterprise Products Partners
  LP,
  7.50%, Due 2/1/2011..........          230        257
Kerr-McGee Corporation,
  5.875%, Due 9/15/2006........          520        550
Marathon Oil Corporation,
  5.375%, Due 6/1/2007.........          260        274
MidAmerican Energy Holdings
  Company,
  3.50%, Due 5/15/2008.........          395        385
  5.875%, Due 10/1/2012........          305        315
Public Service Enterprise
  Group, Incorporated,
  6.95%, Due 6/1/2012..........          380        420
Union Oil Company of
  California,
  7.90%, Due 4/18/2008.........          100        112
Xcel Energy, Incorporated,
  7.00%, Due 12/1/2010.........          500        560
                                               --------
    TOTAL ENERGY...............                   3,495
                                               --------
INDUSTRIAL CONGLOMERATES - 1.08%
Tyco International Limited.....      246,701      6,772
                                               --------
    TOTAL INDUSTRIAL
      CONGLOMERATES............                   6,772
                                               --------
MACHINERY - 0.72%
Caterpillar, Incorporated......       29,300      2,277
ITT Industries, Incorporated...       28,400      2,252
                                               --------
    TOTAL MACHINERY............                   4,529
                                               --------
TRANSPORTATION - 1.03%
Burlington Northern Santa Fe
  Corporation..................       76,500      2,502
CSX Corporation................      129,600      3,986
                                               --------
    TOTAL TRANSPORTATION.......                   6,488
                                               --------
    TOTAL INDUSTRIALS..........                  56,553
                                               --------
INFORMATION TECHNOLOGY - 2.86%
COMPUTERS & PERIPHERALS - 0.99%
Hewlett Packard Company........      142,800      2,813
International Business Machines
  Corporation..................       38,900      3,430
                                               --------
    TOTAL COMPUTERS &
      PERIPHERALS..............                   6,243
                                               --------
IT CONSULTING & SERVICES - 1.20%
Computer Sciences
  Corporation+.................       56,500      2,311

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Electronic Data Systems
  Corporation..................      287,700   $  5,262
                                               --------
    TOTAL IT CONSULTING &
      SERVICES.................                   7,573
                                               --------
Computer Associates
  International,
  Incorporated.................      158,000      4,236
                                               --------
    TOTAL SOFTWARE.............                   4,236
                                               --------
    TOTAL INFORMATION
      TECHNOLOGY...............                  18,052
                                               --------
MATERIALS - 3.86%
CHEMICALS - 2.05%
Air Products & Chemicals,
  Incorporated.................       32,000      1,594
Crompton Corporation...........      121,113        753
E. I. du Pont de Nemours &
  Company......................       29,400      1,263
Eastman Chemical Company.......       30,000      1,277
Hercules, Incorporated +.......      128,400      1,427
Imperial Chemical Industries
  plc, ADR.....................      108,300      1,682
Lyondell Chemical Company*.....      165,700      2,709
PPG Industries, Incorporated...       37,600      2,230
                                               --------
    TOTAL CHEMICALS............                  12,935
                                               --------
METALS & MINING - 0.38%
Alcoa, Incorporated............       77,496      2,383
                                               --------
    TOTAL METALS & MINING......                   2,383
                                               --------
PAPER & FOREST PRODUCTS - 1.43%
Eagle Materials,
  Incorporated.................        1,830        120
Eagle Materials, Incorporated,
  Class B+*....................        6,154        393
International Paper Company....       53,300      2,149
Kimberly Clark Corporation.....       22,000      1,440
Sappi Limited, ADR.............      213,000      2,901
UPM Kymmene Corporation,
  ADR*.........................       62,900      1,156
Weyerhaeuser Company...........       13,800        817
                                               --------
    TOTAL PAPER & FOREST
      PRODUCTS.................                   8,976
                                               --------
    TOTAL MATERIALS............                  24,294
                                               --------
REAL ESTATE INVESTMENT TRUSTS - 0.33%
Equity Office Properties
  Trust........................       82,500      2,077
                                               --------
    TOTAL REAL ESTATE
      INVESTMENT TRUSTS........                   2,077
                                               --------
TELECOMMUNICATION SERVICES - 0.77%
DIVERSIFIED TELECOMMUNICATION - 0.61%
SBC Communications,
  Incorporated.................       31,300        779
Verizon Communications,
  Incorporated.................       80,428      3,035
                                               --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION........                   3,814
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
WIRELESS TELECOMMUNICATION - 0.16%
Alltel Corporation.............       19,700   $    992
                                               --------
    TOTAL WIRELESS
      TELECOMMUNICATION........                     992
                                               --------
    TOTAL TELECOMMUNICATION
      SERVICES.................                   4,806
                                               --------
UTILITIES - 3.29%
ELECTRIC UTILITIES - 3.29%
American Electric Power
  Company, Incorporated........      185,400      5,644
Centerpoint Energy,
  Incorporated*................      132,600      1,431
Dominion Resources,
  Incorporated.................       30,200      1,927
DTE Energy Company.............       16,400        640
Entergy Corporation............       69,400      3,789
FirstEnergy Corporation........       86,000      3,363
General Electric Company.......       36,700      1,099
Reliant Resources,
  Incorporated+*...............      243,356      2,022
Teco Energy, Incorporated*.....       64,300        818
                                               --------
    TOTAL ELECTRIC UTILITIES...                  20,733
                                               --------
    TOTAL UTILITIES............                  20,733
                                               --------
    TOTAL COMMON STOCK.........                 377,570
                                               --------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 18.26%
UNITED STATES TREASURY BILLS - 0.69%
1.84%, Due 6/10/2004 (Note
  B)...........................  $     4,325   $  4,321
                                               --------
    TOTAL UNITED STATES
      TREASURY BILLS...........                   4,321
                                               --------

                                   SHARES
                                 -----------
OTHER SHORT-TERM INVESTMENTS - 17.57%
American AAdvantage Money
  Market Select Fund (Note C)..   81,471,783     81,472
AMR Investments Enhanced Cash
  Business Trust (Note C)......   29,141,843     29,142
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS..............                 110,614
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS..............                 114,935
                                               --------
TOTAL INVESTMENTS - 110.13%
  (COST $619,008)..............                 693,155
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (10.13%)............                 (63,770)
                                               --------
TOTAL NET ASSETS - 100%........                $629,385
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $6,192 or 0.99% of net assets.

(B) At April 30, 2004, security held as collateral for open futures contracts.

(C) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of this security is on loan at April 30, 2004. See Note 4.

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 93.35%
CONSUMER DISCRETIONARY - 10.42%
AUTO COMPONENTS - 0.16%
Delphi Corporation..............     107,100    $  1,092
                                                --------
    TOTAL AUTO COMPONENTS.......                   1,092
                                                --------
HOTELS, RESTAURANTS & LEISURE - 3.40%
Brinker International,
  Incorporated+*................     108,000       4,154
Carnival Corporation............     109,100       4,655
Mattel, Incorporated............     106,000       1,798
McDonald's Corporation..........     124,600       3,393
MGM Mirage, Incorporated+.......     107,500       4,924
Wendy's International,
  Incorporated..................      48,400       1,888
Yum Brands, Incorporated+.......      82,400       3,196
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  24,008
                                                --------
HOUSEHOLD DURABLES - 1.96%
Centex Corporation..............     147,600       7,077
Fortune Brands, Incorporated....      27,100       2,066
Konnklijke Philips Electronics
  NV............................     110,666       2,967
Matsushita Electric Industrial
  Company Limited, ADR..........     115,000       1,700
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  13,810
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.44%
Eastman Kodak Company...........     119,500       3,082
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   3,082
                                                --------
MEDIA - 0.54%
Clear Channel Communications,
  Incorporated..................      40,000       1,660
Liberty Media Corporation+......     200,000       2,188
                                                --------
    TOTAL MEDIA.................                   3,848
                                                --------
MULTILINE RETAIL - 3.17%
Federated Department Stores,
  Incorporated..................      77,900       3,817
May Department Stores Company...      70,100       2,159
J.C. Penney Company,
  Incorporated..................     173,900       5,888
Sears, Roebuck, & Company.......     218,400       8,747
Target Corporation..............      41,700       1,809
                                                --------
    TOTAL MULTILINE RETAIL......                  22,420
                                                --------
TEXTILES & APPAREL  - 0.75%
Jones Apparel Group,
  Incorporated..................      58,800       2,152
Liz Claiborne, Incorporated.....      52,000       1,825

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Polo Ralph Lauren Corporation...      39,000    $  1,350
                                                --------
    TOTAL TEXTILES & APPAREL....                   5,327
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  73,587
                                                --------
CONSUMER STAPLES - 9.24%
FOOD & DRUG RETAILING - 0.45%
Albertson's, Incorporated *.....     135,600       3,168
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   3,168
                                                --------
FOOD PRODUCTS - 3.44%
Archer-Daniels-Midland Company..     131,000       2,300
Conagra, Incorporated...........     210,700       6,087
Dean Foods Company+.............      55,500       1,864
General Mills, Incorporated.....      39,500       1,926
Kellogg Company.................      53,000       2,274
Kraft Foods, Incorporated.......     133,400       4,390
Performance Food Group
  Company+*.....................      61,000       2,143
Sara Lee Company................     144,828       3,343
                                                --------
    TOTAL FOOD PRODUCTS.........                  24,327
                                                --------
HOUSEHOLD PRODUCTS - 0.62%
Kimberly Clark Corporation......      66,600       4,359
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                   4,359
                                                --------
TOBACCO - 4.73%
Altria Group, Incorporated......     285,500      15,811
Gallaher Group plc, ADR.........      79,800       3,822
Imperial Tobacco Group plc,
  ADR...........................     183,500       8,203
UST, Incorporated...............     150,400       5,596
                                                --------
    TOTAL TOBACCO...............                  33,432
                                                --------
    TOTAL CONSUMER STAPLES......                  65,286
                                                --------
ENERGY - 7.68%
ENERGY EQUIPMENT & SERVICES - 0.55%
General Electric Company........      56,200       1,683
Weatherford International
  Limited+......................      51,000       2,218
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                   3,901
                                                --------
OIL & GAS - 7.13%
BP plc, ADR.....................     106,036       5,609
ChevronTexaco Corporation.......      69,181       6,330
ConocoPhillips..................     209,322      14,925
Devon Energy Corporation........      56,800       3,476
Equitable Resources,
  Incorporated..................      36,100       1,696
Kerr-McGee Corporation..........      39,600       1,938
Occidental Petroleum
  Corporation...................     185,300       8,747
Royal Dutch Petroleum
  Company*......................      40,700       1,980

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Valero Energy Corporation.......      88,500    $  5,643
                                                --------
    TOTAL OIL & GAS.............                  50,344
                                                --------
    TOTAL ENERGY................                  54,245
                                                --------
FINANCIALS - 26.25%
BANKS - 8.68%
Bank of America Corporation.....     186,621      15,021
Bank One Corporation............      90,800       4,483
Comerica, Incorporated..........      39,500       2,039
Keycorp Limited.................     165,400       4,912
Mitsubishi Tokyo Financial
  Group, Incorporated, ADR......     237,000       2,109
PNC Financial Services Group,
  Incorporated..................     101,827       5,407
TCF Financial Corporation.......      26,000       1,288
UnionBanCal Corporation.........      17,800         951
U. S. Bancorp, Incorporated.....     141,060       3,617
Wachovia Corporation............      82,100       3,756
Washington Mutual,
  Incorporated..................     252,500       9,946
Wells Fargo & Company...........     138,500       7,820
                                                --------
    TOTAL BANKS.................                  61,349
                                                --------
DIVERSIFIED FINANCIALS - 8.11%
American Express Company........      36,500       1,787
Bear Stearns Companies,
  Incorporated..................      33,000       2,645
Charles Schwab Corporation......     193,000       1,986
CIT Group, Incorporated.........      85,500       2,939
Citigroup, Incorporated.........     262,838      12,640
Federal Home Loan Mortgage
  Corporation...................      71,600       4,181
Federal National Mortgage
  Association...................      44,000       3,024
Goldman Sachs Group,
  Incorporated..................      19,000       1,833
Ing Groep NV, ADR*..............     110,417       2,344
J P Morgan Chase & Company......     228,042       8,574
Merrill Lynch & Company,
  Incorporated..................      58,800       3,189
Morgan Stanley Dean Witter &
  Company.......................      58,700       3,016
Principal Financial Group,
  Incorporated..................     148,500       5,242
SLM Corporation.................     101,600       3,892
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  57,292
                                                --------
INSURANCE - 9.46%
Ace Limited.....................      88,900       3,897
Allstate Corporation............     249,328      11,444
American International Group,
  Incorporated..................      23,000       1,648
Anthem, Incorporated+*..........      23,100       2,046
AON Corporation.................      57,200       1,491
Assurant, Incorporated+.........      84,700       2,063
Chubb Corporation...............      34,000       2,346
Cincinnati Financial
  Corporation...................      33,600       1,377
Conseco, Incorporated+..........      99,100       1,977

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Hartford Financial Services
  Group, Incorporated...........      47,100    $  2,877
Loews Corporation...............      52,000       3,018
MetLife, Incorporated...........     341,600      11,786
MGIC Investments Corporation....      68,000       5,006
Prudential Financial,
  Incorporated..................     153,800       6,758
The St. Paul Travelers
  Companies, Incorporated.......     126,300       5,137
XL Capital Limited..............      51,900       3,962
                                                --------
    TOTAL INSURANCE.............                  66,833
                                                --------
    TOTAL FINANCIALS............                 185,474
                                                --------
HEALTH CARE - 7.97%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.38%
Alcon, Incorporated.............      36,000       2,673
C. R. Bard, Incorporated........      26,000       2,763
Baxter International,
  Incorporated..................     137,100       4,339
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                   9,775
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 2.93%
Aetna, Incorporated.............      85,600       7,083
Cigna Corporation...............      35,500       2,290
HCA, Incorporated...............     105,900       4,303
Health Net, Incorporated+.......      74,300       1,890
Tenet Healthcare Corporation+...     264,800       3,114
Wellpoint Health Networks,
  Incorporated+.................      18,200       2,033
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                  20,713
                                                --------
PHARMACEUTICALS - 3.66%
Astrazeneca plc, ADR............      48,000       2,297
Bristol-Myers Squibb Company....     262,900       6,599
McKesson Corporation............      62,600       2,057
Merck & Company, Incorporated...     136,400       6,411
Pfizer, Incorporated............      57,300       2,049
Schering Plough Corporation.....     260,100       4,351
Wyeth Corporation...............      55,100       2,098
                                                --------
    TOTAL PHARMACEUTICALS.......                  25,862
                                                --------
    TOTAL HEALTH CARE...........                  56,350
                                                --------
INDUSTRIALS - 13.01%
AEROSPACE & DEFENSE - 3.58%
Boeing Company..................     267,600      11,424
L3 Communications Holding
  Corporation+..................      40,000       2,471
Lockheed Martin Corporation.....      86,800       4,140
Raytheon Company................     144,900       4,674
United Technologies
  Corporation...................      30,100       2,596
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  25,305
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 2.47%
Cendant Corporation.............     501,900      11,885
First Data Corporation..........      24,564       1,115

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Waste Management, Incorporated..     157,165    $  4,463
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  17,463
                                                --------
ELECTRICAL EQUIPMENT - 1.34%
Emerson Electrical Company......     123,400       7,431
Molex, Incorporated.............      78,000       2,009
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                   9,440
                                                --------
INDUSTRIAL CONGLOMERATES - 3.18%
3M Company......................      15,000       1,297
Honeywell International,
  Incorporated..................     118,500       4,098
Textron, Incorporated...........      88,200       4,867
Tyco International Limited......     446,300      12,251
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  22,513
                                                --------
MACHINERY - 1.00%
Caterpillar, Incorporated.......      44,800       3,482
ITT Industries, Incorporated....      45,200       3,584
                                                --------
    TOTAL MACHINERY.............                   7,066
                                                --------
TRANSPORTATION - 1.44%
Burlington Northern Santa Fe
  Corporation...................     119,300       3,901
CSX Corporation.................     203,400       6,257
                                                --------
    TOTAL TRANSPORTATION........                  10,158
                                                --------
    TOTAL INDUSTRIALS...........                  91,945
                                                --------
INFORMATION TECHNOLOGY - 5.81%
COMMUNICATIONS EQUIPMENT  - 0.59%
Lucent Technologies,
  Incorporated+*................     550,000       1,853
Motorola, Incorporated..........     128,000       2,336
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   4,189
                                                --------
COMPUTERS & PERIPHERALS - 2.16%
Apple Computer, Incorporated+...      98,000       2,521
Hewlett Packard Company.........     207,100       4,080
International Business Machines
  Corporation...................      72,200       6,366
NCR Corporation+................      51,000       2,279
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  15,246
                                                --------
IT CONSULTING & SERVICES - 1.60%
Computer Sciences Corporation+..      74,700       3,056
Electronic Data Systems
  Corporation*..................     452,600       8,278
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                  11,334
                                                --------
SOFTWARE - 1.46%
Autodesk, Incorporated..........     110,000       3,685

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Computer Associates
  International, Incorporated...     248,500    $  6,662
                                                --------
    TOTAL SOFTWARE..............                  10,347
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  41,116
                                                --------
MATERIALS - 5.58%
CHEMICALS - 3.08%
Air Products & Chemicals,
  Incorporated..................      86,600       4,313
Crompton Corporation............     203,808       1,268
Cytec Industries,
  Incorporated..................      60,000       2,359
E. I. du Pont de Nemours &
  Company.......................      45,000       1,933
Hercules, Incorporated+.........     173,400       1,926
Imperial Chemical Industries
  plc, ADR......................     156,900       2,437
Lyondell Chemical
  Company*......................     230,900       3,775
PPG Industries, Incorporated....      62,700       3,719
                                                --------
    TOTAL CHEMICALS.............                  21,730
                                                --------
METALS & MINING - 0.50%
Alcoa, Incorporated.............     115,368       3,548
                                                --------
    TOTAL METALS & MINING.......                   3,548
                                                --------
PAPER & FOREST PRODUCTS - 2.00%
Eagle Materials, Incorporated...       2,756         181
Eagle Materials, Incorporated,
  Class B+......................       9,268         592
International Paper Company.....      83,400       3,363
Sappi Limited, ADR*.............     277,000       3,773
UPM Kymmene Corporation, ADR*...      91,100       1,674
Weyerhaeuser Company............      77,100       4,564
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  14,147
                                                --------
    TOTAL MATERIALS.............                  39,425
                                                --------
REAL ESTATE INVESTMENT TRUSTS - 0.48%
Equity Office Properties
  Trust.........................     133,800       3,367
                                                --------
    TOTAL REAL ESTATE INVESTMENT
      TRUSTS....................                   3,367
                                                --------
TELECOMMUNICATION SERVICES - 1.70%
DIVERSIFIED TELECOMMUNICATION - 1.14%
SBC Communications,
  Incorporated..................     120,800       3,008
Verizon Communications,
  Incorporated..................     133,746       5,047
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                   8,055
                                                --------
WIRELESS TELECOMMUNICATION - 0.56%
Alltel Corporation..............      31,000       1,561

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Vodafone Group plc, ADR.........      97,000    $  2,380
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   3,941
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  11,996
                                                --------
UTILITIES - 5.21%
ELECTRIC UTILITIES - 4.44%
American Electric Power Company,
  Incorporated..................     285,000       8,675
Centerpoint Energy,
  Incorporated*.................     211,500       2,282
Dominion Resources,
  Incorporated..................      51,200       3,267
DTE Energy Company..............      27,700       1,081
Entergy Corporation.............     112,700       6,153
FirstEnergy Corporation.........     145,900       5,705
Reliant Resources,
  Incorporated+*................     384,247       3,193
Teco Energy, Incorporated*......      77,500         987
                                                --------
    TOTAL ELECTRIC UTILITIES....                  31,343
                                                --------
MULTI-UTILITIES - 0.77%
Duke Energy Corporation*........     259,400       5,464
                                                --------
    TOTAL MULTI-UTILITIES.......                   5,464
                                                --------
    TOTAL UTILITIES.............                  36,807
                                                --------
    TOTAL COMMON STOCK..........                 659,598
                                                --------

                                      PAR
                                    AMOUNT       AMOUNT
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 11.01%
U.S. TREASURY BILLS - 0.53%
0.93%, Due 6/10/2004 (Note A)...  $    3,730    $  3,726
                                                --------
    TOTAL U.S. TREASURY BILLS...                   3,726
                                                --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 10.48%
American AAdvantage Money Market
  Select Fund (Note B)..........  66,026,464     66,026
AMR Investments Enhanced Cash
  Business Trust (Note B).......   8,024,136      8,024
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 74,050
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 77,776
                                               --------
TOTAL INVESTMENTS - 104.36%
  (COST $614,077)...............                737,374
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (4.36%)..............                (30,836)
                                               --------
TOTAL NET ASSETS - 100%.........               $706,538
                                               ========

---------------

(A) At April 30, 2004, security held as collateral for open futures contracts.

(B) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of this security is on loan at April 30, 2004. See Note 4

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
COMMON STOCK - 98.94%
CONSUMER DISCRETIONARY - 17.39%
AUTO COMPONENTS - 0.14%
Autoliv, Incorporated............        800    $     34
Johnson Controls, Incorporated...        200          11
Lear Corporation.................        600          36
                                                --------
    TOTAL AUTO COMPONENTS........                     81
                                                --------
AUTOMOBILES - 1.25%
Ford Motor Company...............      3,600          55
General Motors Corporation.......     11,000         522
Harley Davidson, Incorporated....      2,400         135
                                                --------
    TOTAL AUTOMOBILES............                    712
                                                --------
HOTELS, RESTAURANTS & LEISURE - 1.02%
GTECH Holdings Corporation.......      5,100         311
McDonald's Corporation...........      5,500         150
Yum Brands, Incorporated+........      3,100         120
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE....................                    581
                                                --------
INTERNET & CATALOG RETAIL - 1.42%
Amazon.com, Incorporated+........     12,100         526
Ebay, Incorporated+..............      3,600         287
                                                --------
    TOTAL INTERNET & CATALOG
      RETAIL.....................                    813
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.25%
Hasbro, Incorporated.............      5,900         112
Mattel, Incorporated.............      1,500          25
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS...................                    137
                                                --------
HOUSEHOLD DURABLES - 0.38%
Centex Corporation...............      3,100         148
D R Horton, Incorporated.........        900          26
KB Home..........................        100           7
Lennar Corporation...............        200           9
Pulte Homes, Incorporated........        500          25
                                                --------
    TOTAL HOUSEHOLD DURABLES.....                    215
                                                --------
MEDIA - 4.34%
Comcast Corporation+.............      4,900         147
Cox Radio, Incorporated+.........      3,100          64
The Walt Disney Company..........      6,890         159
Echostar Communications
  Corporation+...................      1,900          63
Fox Entertainment Group,
  Incorporated+..................     11,300         315
Gannett Company, Incorporated....      1,700         147
Harman International Industries,
  Incorporated...................      6,000         455
Liberty Media Corporation+.......      4,900          54
The E. W. Scripps Company........      1,900         201
Time Warner, Incorporated+.......      1,600          27
Viacom, Incorporated.............     22,000         850
                                                --------
    TOTAL MEDIA..................                  2,482
                                                --------
MULTILINE RETAIL - 3.24%
Family Dollar Stores,
  Incorporated...................        500          16

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Federated Department Stores,
  Incorporated...................     11,200    $    549
Kohl's Corporation+..............      4,800         201
Target Corporation...............      5,900         256
Wal-Mart Stores, Incorporated....     14,600         832
                                                --------
    TOTAL MULTILINE RETAIL.......                  1,854
                                                --------
SPECIALTY RETAIL - 3.91%
Abercrombie and Fitch Company+...      3,200         101
Bed Bath & Beyond,
  Incorporated+..................      3,300         122
Best Buy Company, Incorporated...      6,600         358
Gap Inc..........................      8,800         194
Home Depot, Incorporated.........     21,900         771
Lowe's Companies, Incorporated...      5,200         271
Radioshack Corporation...........      6,500         200
Ross Stores, Incorporated........      2,300          70
Saks, Incorporated+..............      7,500         108
TJX Companies, Incorporated......      1,600          39
                                                --------
    TOTAL SPECIALTY RETAIL.......                  2,234
                                                --------
TEXTILES & APPAREL - 1.44%
Coach, Incorporated+.............     10,800         460
Jones Apparel Group,
  Incorporated...................      3,600         132
Nike, Incorporated...............      3,200         230
                                                --------
  TOTAL TEXTILES & APPAREL.......                    822
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY..............                  9,931
                                                --------
CONSUMER STAPLES - 9.99%
BEVERAGES - 1.45%
Anheuser Busch Companies,
  Incorporated...................        400          20
Coca-Cola Company................     15,000         759
Pepsico, Incorporated............        900          49
                                                --------
    TOTAL BEVERAGES..............                    828
                                                --------
FOOD & DRUG RETAILING - 1.17%
CVS Corporation..................      1,800          70
Longs Drug Stores Corporation....      1,400          27
Sysco Corporation................     14,400         551
Walgreen Company.................        600          21
                                                --------
    TOTAL FOOD & DRUG
      RETAILING..................                    669
                                                --------
FOOD PRODUCTS - 1.52%
Archer-Daniels-Midland Company...     19,600         344
Tyson Foods, Incorporated........     28,100         527
                                                --------
    TOTAL FOOD PRODUCTS..........                    871
                                                --------
HOUSEHOLD PRODUCTS - 2.83%
Colgate Palmolive Company........        400          23
Procter & Gamble Company.........     15,100       1,597
                                                --------
    TOTAL HOUSEHOLD PRODUCTS.....                  1,620
                                                --------
PERSONAL PRODUCTS - 1.42%
Gillette Company.................     19,800         810
                                                --------
    TOTAL PERSONAL PRODUCTS......                    810
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
TOBACCO - 1.6%
Altria Group, Incorporated.......      6,400    $    354
R.J. Reynolds Tobacco Holdings,
  Incorporated...................      8,600         557
                                                --------
    TOTAL TOBACCO................                    911
                                                --------
    TOTAL CONSUMER STAPLES.......                  5,709
                                                --------
ENERGY - 1.06%
ENERGY EQUIPMENT & SERVICES - 0.54%
Baker Hughes, Incorporated.......      1,700          62
Cooper Cameron Corporation+......      2,700         131
Pride International,
  Incorporated+..................      5,100          86
Rowan Companies, Incorporated+...      1,300          29
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES...................                    308
                                                --------
OIL & GAS - 0.52%
ConocoPhillips...................      1,100          78
Sunoco, Incorporated.............      3,400         214
Unocal Corporation...............        100           4
                                                --------
    TOTAL OIL & GAS..............                    296
                                                --------
    TOTAL ENERGY.................                    604
                                                --------
FINANCIALS - 9.46%
BANKS - 1.16%
Bank of New York, Incorporated...      1,100          32
Greenpoint Financial
  Corporation....................      1,400          55
Hudson City Bancorp,
  Incorporated...................      3,200         108
Washington Mutual, Incorporated..      1,600          63
Wells Fargo and Company..........      7,200         407
                                                --------
    TOTAL BANKS..................                    665
                                                --------
DIVERSIFIED FINANCIALS - 5.51%
AmeriCredit Corporation+*........      6,800         110
Capital One Financial
  Corporation....................      1,000          66
Charles Schwab Corporation.......      7,500          77
CIT Group, Incorporated..........     13,300         457
Citigroup, Incorporated..........      6,800         327
Countrywide Financial
  Corporation....................      2,800         166
Doral Financial Corporation......      8,200         269
E*Trade Group, Incorporated+.....      3,400          39
Federal Home Loan Mortgage
  Corporation....................      2,600         152
Federal National Mortgage
  Corporation....................      3,600         247
Friedman Billings Ramsey Group...      1,200          22
Indymac Bancorp, Incorporated....        900          29
MBNA Corporation.................     18,200         444
Moody's Corporation..............      8,700         561
Morgan Stanley Dean Witter &
  Company........................      2,700         139
Nuveen Investments,
  Incorporated...................      1,800          46
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS.................                  3,151
                                                --------
INSURANCE - 2.48%
Allstate Corporation.............      3,700         169
Ambac Financial Group,
  Incorporated...................      6,100         420

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Fidelity National Financial,
  Incorporated...................      3,200    $    117
Hartford Financial Services
  Group, Incorporated............        800          49
Principal Financial Group........      4,500         158
The Progressive Corporation......      1,000          88
Protective Life Corporation......        100           4
Prudential Financial,
  Incorporated...................      6,100         268
The St Paul Travelers Companies,
  Incorporated...................        400          16
Wellpoint Health Networks,
  Incorporated+..................      1,100         123
                                                --------
    TOTAL INSURANCE..............                  1,412
                                                --------
REAL ESTATE - 0.31%
CarrAmerica Realty Corporation...      1,000          29
LNR Property Corporation.........      3,000         151
                                                --------
    TOTAL REAL ESTATE............                    180
                                                --------
    TOTAL FINANCIALS.............                  5,408
                                                --------
HEALTH CARE - 26.5%
BIOTECHNOLOGY - 4.13%
Amgen, Incorporated+.............      8,800         495
Biogen Idec, Incorporated+.......      4,900         289
Genentech, Incorporated+.........      5,900         725
Gilead Sciences, Incorporated+...     12,100         736
Human Genome Sciences,
  Incorporated+..................      3,800          46
MedImmune, Incorporated+.........      3,000          73
                                                --------
  TOTAL BIOTECHNOLOGY............                  2,364
                                                --------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.12%
Boston Scientific Corporation+...     12,400         511
Guidant Corporation..............     19,300       1,216
Zimmer Holdings, Incorporated+...      7,900         631
                                                --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES...................                  2,358
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 3.35%
Aetna, Incorporated..............      2,600         215
Anthem, Incorporated+............      4,000         354
Becton Dickinson and Company.....      4,300         217
Cardinal Health, Incorporated....        500          37
HCA, Incorporated................      2,100          85
IMS Health, Incorporated.........     19,800         500
St. Jude Medical,
  Incorporated+..................      1,200          92
UnitedHealth Group,
  Incorporated...................      6,800         418
                                                --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES...................                  1,918
                                                --------
PHARMACEUTICALS - 14.90%
Allergan, Incorporated...........      6,500         572
American Pharmaceutical Partners,
  Incorporated+*.................      2,700         114
Eli Lilly & Company..............      7,700         568
Endo Pharmaceuticals Holdings,
  Incorporated+..................      7,000         167
Forest Laboratories,
  Incorporated+..................      6,400         413
Johnson & Johnson................     47,900       2,588
King Pharmaceuticals,
  Incorporated+..................      1,500          26

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Medco Health Solutions,
  Incorporated+..................        277    $     10
Pfizer, Incorporated.............     99,160       3,546
Sepracor, Incorporated+*.........      3,500         167
Wyeth Corporation................      9,100         347
                                                --------
    TOTAL PHARMACEUTICALS........                  8,518
                                                --------
    TOTAL HEALTH CARE............                 15,158
                                                --------
INDUSTRIALS - 10.05%
AEROSPACE & DEFENSE - 0.90%
Lockheed Martin Corporation......      6,100         291
Northrop Grumman Corporation.....        100          10
Raytheon Company.................        500          16
United Technologies Corporation..      2,300         198
                                                --------
    TOTAL AEROSPACE & DEFENSE....                    515
                                                --------
COMMERCIAL SERVICES & SUPPLIES  - 2.49%
Cendant Corporation..............      8,500         201
First Data Corporation...........      8,500         386
ITT Educational Services,
  Incorporated+..................      1,100          44
United Parcel Service,
  Incorporated...................     11,300         793
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES...................                  1,424
                                                --------
ELECTRICAL EQUIPMENT - 0.33%
Energizer Holdings,
  Incorporated+..................      4,400         191
                                                --------
    TOTAL ELECTRICAL EQUIPMENT...                    191
                                                --------
INDUSTRIAL CONGLOMERATES - 6.14%
3M Company.......................      4,900         424
General Electric Company.........     90,500       2,710
Tyco International Limited.......     13,800         379
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES..............                  3,513
                                                --------
MACHINERY - 0.04%
Eaton Corporation................        200          12
SPX Corporation+.................        100           4
                                                --------
    TOTAL MACHINERY..............                     16
                                                --------
TRANSPORTATION - 0.15%
Overseas Shipholding Group,
  Incorporated...................      2,600          85
                                                --------
    TOTAL TRANSPORTATION.........                     85
                                                --------
    TOTAL INDUSTRIALS............                  5,744
                                                --------
INFORMATION TECHNOLOGY - 21.95%
COMMUNICATIONS EQUIPMENT - 4.31%
Cisco Systems, Incorporated+.....     65,300       1,363
Juniper Networks,
  Incorporated+*.................      8,000         175
Motorola, Incorporated...........     37,800         690
Qualcomm, Incorporated...........      3,800         237
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT..................                  2,465
                                                --------
COMPUTERS & PERIPHERALS - 3.01%
Dell, Incorporated+..............     31,200       1,083
Hewlett Packard Company..........        800          16

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
International Business Machines
  Corporation....................      1,900    $    167
Lexmark International,
  Incorporated+..................      2,800         253
NCR Corporation+.................      2,400         107
Storage Technology Corporation+..      3,600          95
                                                --------
  TOTAL COMPUTERS &
    PERIPHERALS..................                  1,721
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.82%
Agilent Technologies,
  Incorporated+..................     11,000         297
Intersil Corporation.............      5,300         105
Sanmina-Sci Corporation+.........      6,600          66
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS................                    468
                                                --------
INTERNET SOFTWARE & SERVICES - 1.26%
Cadence Design Systems,
  Incorporated+..................      6,400          82
Electronic Arts, Incorporated+...      3,300         167
Mercury Interactive
  Corporation+...................      3,900         166
Symantec Corporation+............      6,800         306
                                                --------
    TOTAL INTERNET SOFTWARE &
      SERVICES...................                    721
                                                --------
IT CONSULTING & SERVICES - 0.56%
Computer Sciences Corporation+...      3,500         143
SunGard Data Systems,
  Incorporated+..................      6,800         177
                                                --------
    TOTAL IT CONSULTING &
      SERVICES...................                    320
                                                --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.91%
Altera Corporation+..............     10,300         206
Analog Devices, Incorporated.....     10,700         456
Intel Corporation................     77,300       1,989
Linear Technology Corporation....      1,300          46
Microchip Technology,
  Incorporated...................        400          11
Micron Technology,
  Incorporated+..................        500           7
National Semiconductor
  Corporation+...................      3,600         147
Novellus Systems,
  Incorporated+..................      9,500         275
QLogic Corporation+..............      1,100          30
Texas Instruments,
  Incorporated...................        300           8
Xilinx, Incorporated.............      6,100         205
                                                --------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS.................                  3,380
                                                --------
SOFTWARE - 6.08%
BMC Software, Incorporated+......     20,300         351
Microsoft Corporation............     93,500       2,428
Oracle Corporation+..............     44,100         495
Take-Two Interactive Software,
  Incorporated+..................      2,100          61
VERITAS Software Corporation+....      5,300         142
                                                --------
    TOTAL SOFTWARE...............                  3,477
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY.................                 12,552
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
MATERIALS - 1.51%
CHEMICALS - 0.97%
Dow Chemical Company.............        100    $      4
Monsanto Company.................     14,300         495
Praxair, Incorporated............      1,500          55
                                                --------
    TOTAL CHEMICALS..............                    554
                                                --------
METALS & MINING - 0.54%
Alcoa, Incorporated..............      1,700          52
Freeport-McMoRan Copper & Gold,
  Incorporated...................      1,600          49
Louisiana-Pacific Corporation+...      4,100          97
United States Steel
  Corporation....................      4,000         114
                                                --------
    TOTAL METALS & MINING........                    312
                                                --------
    TOTAL MATERIALS..............                    866
                                                --------
TELECOMMUNICATION SERVICES - 0.93%
DIVERSIFIED TELECOMMUNICATION - 0.40%
Panamsat Corporation+*...........      2,300          53
Telephone and Data Systems,
  Incorporated...................      1,100          73
Verizon Communications,
  Incorporated...................      2,700         102
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION..........                    228
                                                --------
WIRELESS TELECOMMUNICATION SERVICE - 0.53%
AT&T Wireless Services,
  Incorporated+..................      5,100          70
Nextel Communications,
  Incorporated+..................      6,700         160
United States Cellular
  Corporation+...................      2,100          72
                                                --------
  TOTAL WIRELESS
    TELECOMMUNICATION SERVICE....                    302
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES...................                    530
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
UTILITIES - 0.10%
ELECTRIC UTILITIES - 0.05%
PG&E Corporation+................        700    $     19
Pinnacle West Capital
  Corporation....................        300          12
                                                --------
    TOTAL ELECTRIC UTILITIES.....                     31
                                                --------
GAS UTILITIES - 0.05%
Kinder Morgan, Incorporated......        500          30
                                                --------
    TOTAL GAS UTILITIES..........                     30
                                                --------
    TOTAL UTILITIES..............                     61
                                                --------
TOTAL COMMON STOCK...............                 56,563
                                                --------
SHORT-TERM INVESTMENTS - 2.45%
American AAdvantage Money Market
  Select Fund (Note A)...........  1,277,171       1,277
AMR Investments Enhanced Cash
  Business Trust (Note A)........     25,000          25
iShares Russell 1000 Growth Index
  Fund*..........................      2,110          98
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS................                  1,400
                                                --------
TOTAL INVESTMENTS - 101.39% (COST
  $52,402).......................                 57,963
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (1.39%)...............                   (791)
                                                --------
TOTAL NET ASSETS - 100%..........               $ 57,172
                                                ========

---------------

(A) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of this security is on loan at April 30, 2004. See Note 4.

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
COMMON STOCK - 89.55%
CONSUMER DISCRETIONARY - 19.79%
AUTO COMPONENTS - 2.13%
Aftermarket Technology
  Corporation+*...............         8,870   $    134
American Axle & Manufacturing
  Holdings, Incorporated......        26,200      1,008
Arvinmeritor, Incorporated....       174,900      3,619
Bandag, Incorporated..........         3,600        141
Borg-Warner Automotive,
  Incorporated................        28,000      2,294
Cooper Tire & Rubber
  Company.....................        22,000        471
Dana Corporation..............       116,000      2,339
Group 1 Automotive,
  Incorporated+...............        38,200      1,320
Hayes Lemmerz International,
  Incorporated+...............       196,400      2,834
Sonic Automotive,
  Incorporated*...............        51,000      1,270
Superior Industries
  International,
  Incorporated*...............        37,300      1,271
                                               --------
    TOTAL AUTO COMPONENTS.....                   16,701
                                               --------
HOTELS RESTAURANTS & LEISURE - 3.73%
Aztar Corporation+............        27,900        723
Bally Total Fitness Holdings
  Corporation+*...............        22,500         93
Bob Evans Farms,
  Incorporated................        42,500      1,303
California Pizza Kitchen,
  Incorporated+*..............        88,100      1,851
CEC Entertainment,
  Incorporated+...............        15,900        543
Isle of Capri Casinos,
  Incorporated+*..............        92,700      1,947
Jack in the Box,
  Incorporated+*..............       288,800      7,821
Kerzner International
  Limited+*...................       173,600      7,421
Lone Star Steakhouse & Saloon,
  Incorporated*...............         4,700        145
Magna Entertainment
  Corporation+*...............       291,200      1,506
Mandalay Resort Group*........        72,100      4,142
Papa John's International,
  Incorporated+*..............        33,500      1,120
Ryan's Family Steak Houses,
  Incorporated+...............        35,150        638
                                               --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE.................                   29,253
                                               --------
HOUSEHOLD DURABLES - 4.35%
American Greetings
  Corporation+................        60,800      1,246
Beazer Homes USA,
  Incorporated*...............       107,000     10,534
Furniture Brands
  International,
  Incorporated................       149,300      4,201
La-Z-Boy, Incorporated........        75,500      1,574

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Libbey, Incorporated..........        11,300   $    296
M.D.C. Holdings,
  Incorporated................         5,518        341
Maytag Corporation............       187,300      5,226
Standard Pacific
  Corporation.................         9,800        494
The Toro Company..............        14,600        849
WCI Communities,
  Incorporated+*..............       385,200      9,364
                                               --------
    TOTAL HOUSEHOLD
      DURABLES................                   34,125
                                               --------
INTERNET & CATALOG RETAIL - 0.11%
School Specialty,
  Incorporated+*..............        25,018        891
                                               --------
    TOTAL INTERNET & CATALOG
      RETAIL..................                      891
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 1.17%
The Boyds Collection
  Limited+*...................        19,700         54
Brunswick Corporation.........       147,800      6,076
Callaway Golf Company.........        20,200        343
Hutchinson Technology,
  Incorporated+*..............        38,300        942
JAKKS Pacific,
  Incorporated+*..............        18,800        326
Nautilus Group,
  Incorporated*...............        43,100        693
Polaris Industries,
  Incorporated*...............        17,800        764
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS................                    9,198
                                               --------
MEDIA - 0.53%
R.H. Donnelley Corporation+*..        60,700      2,749
Reader's Digest Association,
  Incorporated................        11,900        170
Regal Entertainment Group*....        25,500        556
Scholastic Corporation+.......        23,100        655
                                               --------
    TOTAL MEDIA...............                    4,130
                                               --------
MULTILINE RETAIL - 1.36%
BJ's Wholesale Club,
  Incorporated+...............       364,300      8,827
Burlington Coat Factory
  Warehouse Corporation.......        69,000      1,308
ShopKo Stores,
  Incorporated+*..............        32,800        435
                                               --------
    TOTAL MULTILINE RETAIL....                   10,570
                                               --------
SPECIALTY RETAIL - 5.08%
Abercrombie and Fitch
  Company+....................        98,900      3,110
Advance Auto Parts,
  Incorporated+...............       160,200      6,913
Barnes & Noble,
  Incorporated+...............       110,500      3,301
Borders Group, Incorporated...       104,600      2,507
Brookstone, Incorporated+*....       195,450      3,888
Buckle, Incorporated*.........        16,200        443
Cato Corporation*.............        22,900        458
Foot Locker, Incorporated.....        30,100        722
Genesco, Incorporated+*.......        16,700        371

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Handleman Company.............        26,900   $    606
Hollywood Entertainment
  Corporation+................       122,100      1,643
Hughes Supply, Incorporated...           800         45
Linens 'n Things,
  Incorporated+...............       199,100      6,459
The Men's Wearhouse,
  Incorporated+...............       214,000      5,455
Rent-A-Center,
  Incorporated+...............         8,750        256
Stage Stores,
  Incorporated+*..............        34,587      1,358
Too, Incorporated+*...........        28,100        493
United Auto Group,
  Incorporated................        29,900        922
Zale Corporation+.............        15,600        872
                                               --------
    TOTAL SPECIALTY RETAIL....                   39,822
                                               --------
TEXTILES & APPAREL - 1.33%
Brown Shoe Company,
  Incorporated................         4,300        157
Kellwood Company..............         3,700        146
Phillips-Van Heusen
  Corporation*................        35,500        642
Russell Corporation*..........        82,300      1,369
The Warnaco Group,
  Incorporated+...............       424,800      8,126
                                               --------
    TOTAL TEXTILES &
      APPAREL.................                   10,440
                                               --------
    TOTAL CONSUMER
      DISCRETIONARY...........                  155,130
                                               --------
CONSUMER STAPLES - 3.74%
BEVERAGES - 0.53%
Adolph Coors Company..........        63,300      4,159
                                               --------
    TOTAL BEVERAGES...........                    4,159
                                               --------
FOOD & DRUG RETAILING - 0.58%
Pathmark Stores,
  Incorporated+*..............       268,100      2,292
Ruddick Corporation...........        89,600      1,828
Winn-Dixie Stores,
  Incorporated+*..............        51,500        393
                                               --------
    TOTAL FOOD & DRUG
      RETAILING...............                    4,513
                                               --------
FOOD PRODUCTS - 2.09%
American Italian Pasta
  Company*....................       189,500      5,867
Chiquita Brands International,
  Incorporated+...............        25,400        458
Del Monte Foods Company+......       687,200      7,600
Sensient Technologies
  Corporation.................       120,400      2,463
                                               --------
    TOTAL FOOD PRODUCTS.......                   16,388
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
PERSONAL PRODUCTS - 0.06%
Playtex Products,
  Incorporated+*..............        61,200   $    453
                                               --------
    TOTAL PERSONAL PRODUCTS...                      453
                                               --------
TOBACCO - 0.48%
Dimon, Incorporated*..........        34,500        239
Schweitzer Mauduit
  International,
  Incorporated................        13,000        404
Universal Corporation.........        62,700      3,150
                                               --------
    TOTAL TOBACCO.............                    3,793
                                               --------
    TOTAL CONSUMER STAPLES....                   29,306
                                               --------
ENERGY - 5.76%
ENERGY EQUIPMENT & SERVICES - 0.63%
MDU Resources Group,
  Incorporated................        93,000      2,083
Offshore Logistics,
  Incorporated+...............        34,900        766
Oil States International,
  Incorporated+...............       117,000      1,584
Teco Energy, Incorporated*....        41,100        524
                                               --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES................                    4,957
                                               --------
OIL & GAS - 5.13%
Berry Petroleum Company*......        11,400        309
Cabot Oil and Gas
  Corporation*................         7,500        268
Chesapeake Energy
  Corporation*................       422,500      5,809
Cimarex Energy Company+.......        84,800      2,340
Encore Acquisition Company+...       339,700     10,106
Forest Oil Corporation,+......        51,100      1,342
Giant Industries,
  Incorporated+...............        57,700      1,063
The Houston Exploration
  Company+....................        56,400      2,523
Newfield Exploration
  Company+....................        94,500      4,978
Plains Exploration and
  Production Company LP+*.....        26,300        518
Premcor, Incorporated+........        62,300      2,145
Stelmar Shipping Limited*.....       147,100      3,626
Stone Energy Corporation+.....        65,500      3,223
Teekay Shipping Corporation...        31,400      1,909
                                               --------
    TOTAL OIL & GAS...........                   40,159
                                               --------
    TOTAL ENERGY..............                   45,116
                                               --------
FINANCIALS - 20.16%
BANKS - 8.34%
Amcore Financial,
  Incorporated................         2,246         64
Americredit Corporation+......        70,300      1,140
Anchor BanCorp Wisconsin,
  Incorporated*...............        51,138      1,242
Bancorp South, Incorporated...        46,800        947
Bank Hawaii Corporation.......       140,400      6,138
Chemical Financial
  Corporation*................        49,069      1,681

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
City National Corporation.....        10,900   $    672
Colonial BancGroup,
  Incorporated................       270,200      4,656
Commercial Federal
  Corporation*................        83,500      2,143
Community Bank System,
  Incorporated................        20,000        407
Community First Bankshares,
  Incorporated................        29,970        964
Corus Bankshares,
  Incorporated................         6,787        256
Cullen/Frost Bankers,
  Incorporated................       147,600      6,391
Downey Financial Corporation..        51,900      2,504
First Citizens Bancshares,
  Incorporated................         6,800        833
First Federal Capital
  Corporation.................        34,664        888
First Republic Bank*..........        10,600        404
FirstFed Financial
  Corporation+................        13,000        525
FirstMerit Corporation........        56,705      1,336
Frontier Financial
  Corporation*................        11,669        387
Gold Banc Corporation,
  Incorporated*...............         4,550         74
Great American Financial
  Resources, Incorporated*....        73,700      1,176
Greater Bay Bancorp*..........        75,600      2,145
Hudson United Bancorp.........        54,800      1,958
International Bancshares
  Corporation*................        12,500        666
Irwin Financial
  Corporation*................        22,900        542
MAF Bancorp, Incorporated*....        12,200        498
NBT Bancorp, Incorporated.....        31,200        653
NetBank, Incorporated*........        89,600        967
Old National Bankcorp*........        15,036        359
PFF Bancorp, Incorporated.....        11,200        419
Provident Bankshares
  Corporation*................        27,720        781
Provident Financial Group,
  Incorporated*...............        39,061      1,538
Republic Bancorp,
  Incorporated................       113,919      1,482
S and T Bancorp,
  Incorporated*...............         9,782        278
Saxon Capital,
  Incorporated+*..............       122,800      2,671
Sky Financial Group,
  Incorporated................        88,255      2,109
Susquehanna Bancshares,
  Incorporated................         7,600        178
Tierone Corporation+*.........        25,600        555
Timberland Bancorp,
  Incorporated................        14,800        327
Trustmark Corporation.........       100,500      2,675
United Bankshares,
  Incorporated................        29,471        884
Washington Federal,
  Incorporated................       160,040      3,739
Webster Financial Corporation
  of Waterbury................       103,600      4,506

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Westcorp, Incorporated........        14,054   $    620
                                               --------
    TOTAL BANKS...............                   65,378
                                               --------
DIVERSIFIED FINANCIALS - 0.29%
IndyMac Bancorp,
  Incorporated................        68,300      2,197
Walter Industries,
  Incorporated*...............         6,100         76
                                               --------
    TOTAL DIVERSIFIED
      FINANCIALS..............                    2,273
                                               --------
INSURANCE - 7.06%
Alfa Corporation*.............        52,551        713
Allmerica Financial
  Corporation+................       287,500      9,995
American Financial Group,
  Incorporated................       177,500      5,449
American National Insurance
  Company.....................         5,700        537
AmerUs Group Company*.........        91,300      3,524
Commerce Group,
  Incorporated*...............        76,100      3,512
Delphi Financial Group,
  Incorporated................        51,800      2,080
FBL Financial Group,
  Incorporated*...............        68,500      1,824
First American Corporation....       178,000      4,827
Fremont General Corporation...        63,500      1,369
Hilb Rogal & Hobbs Company....         4,100        147
LandAmerica Financial Group,
  Incorporated................        30,500      1,257
National Western Life
  Insurance Company+..........         2,500        363
Odyssey Re Holdings
  Corporation*................        81,200      1,927
Protective Life Corporation...       157,600      5,667
Reinsurance Group of America,
  Incorporated................       139,900      5,431
StanCorp Financial Group,
  Incorporated................        13,100        810
Stewart Information Services
  Corporation.................        12,900        458
Triad Guaranty,
  Incorporated+...............        23,600      1,291
UICI+*........................       113,500      1,965
United National Group
  Limited+....................       134,200      2,214
                                               --------
    TOTAL INSURANCE...........                   55,360
                                               --------
REAL ESTATE - 4.47%
Affordable Residential
  Communities+................        78,800      1,340
American Financial Realty
  Trust, 144A (Note A)+.......       338,100      5,004
American Home Mortgage
  Investment Corporation*.....       169,000      4,010
La Quinta Corporation+........       693,100      4,983
LNR Property Corporation*.....       188,000      9,441
MI Developments,
  Incorporated+...............       357,400      9,221

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
The St. Joe Company...........        25,900   $  1,015
                                               --------
    TOTAL REAL ESTATE.........                   35,014
                                               --------
    TOTAL FINANCIALS..........                  158,025
                                               --------
HEALTH CARE - 3.56%
BIOTECHNOLOGY - 0.08%
Albany Molecular Research,
  Incorporated+*..............        38,100        618
                                               --------
    TOTAL BIOTECHNOLOGY.......                      618
                                               --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.80%
Haemonetics Corporation+......       234,600      6,623
Mine Safety Appliances
  Company*....................        22,500        610
Sola International,
  Incorporated+*..............       336,300      6,901
                                               --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES................                   14,134
                                               --------
HEALTH CARE PROVIDERS & SERVICES - 1.68%
AMN Healthcare Services,
  Incorporated+*..............        46,900        764
Apria Healthcare Group,
  Incorporated+...............        36,500      1,053
Cross Country Healthcare,
  Incorporated+*..............         9,895        163
First Health Group
  Corporation+................        47,200        788
Magellan Health Services,
  Incorporated+...............       138,200      4,440
MedQuist, Incorporated+.......         4,000         54
Orthodontic Centers of
  America, Incorporated+*.....        26,800        192
Owens & Minor, Incorporated...        61,200      1,487
Pacificare Health Systems,
  Incorporated+...............        55,600      1,988
Sunrise Assisted Living,
  Incorporated+*..............        25,600        809
Universal Health Services,
  Incorporated................        19,000        834
US Oncology, Incorporated+....        38,859        579
                                               --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES................                   13,151
                                               --------
    TOTAL HEALTH CARE.........                   27,903
                                               --------
INDUSTRIALS - 18.15%
AEROSPACE & DEFENSE - 1.01%
FTI Consulting,
  Incorporated+*..............        11,300        186
GenCorp, Incorporated*........        33,400        354
Precision Castparts
  Corporation.................        62,000      2,791
Triumph Group, Incorporated+..        18,200        585
United Defense Industrials,
  Incorporated+...............       114,800      3,978
                                               --------
    TOTAL AEROSPACE &
      DEFENSE.................                    7,894
                                               --------
AIR FREIGHT & COURIERS - 0.40%
Covenant Transportation,
  Incorporated+*..............       151,700      2,672

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
GATX Corporation..............        20,900   $    491
                                               --------
    TOTAL AIR FREIGHT &
      COURIERS................                    3,163
                                               --------
BUILDING PRODUCTS - 0.44%
Universal Fastener Products,
  Incorporated................        42,500      1,151
York International
  Corporation.................        59,200      2,321
                                               --------
    TOTAL BUILDING PRODUCTS...                    3,472
                                               --------
COMMERCIAL SERVICES & SUPPLIES - 7.60%
BISYS Group, Incorporated+....        62,700        909
Bowne & Company,
  Incorporated................       225,100      3,811
CSG Systems International,
  Incorporated+...............        94,300      1,583
Concord Communications,
  Incorporated+*..............       152,900      1,873
Convergys Corporation+........       180,600      2,622
Deluxe Corporation............       113,900      4,705
John H. Harland Company*......        69,900      2,154
Heidrick & Struggles
  International,
  Incorporated+*..............        88,400      2,195
IDEX Corporation..............       131,000      6,190
Kelly Services,
  Incorporated................       225,900      6,714
Mac Gray Corporation+.........        39,100        260
McGrath Rentcorp..............           900         28
NCO Group, Incorporated+*.....        47,551      1,079
New England Business Service,
  Incorporated................        10,000        347
Spherion Corporation+.........       522,900      5,151
Valassis Communications,
  Incorporated+...............       549,700     16,986
Western Digital
  Corporation+................       367,400      2,969
                                               --------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES..............                   59,576
                                               --------
CONSTRUCTION & ENGINEERING - 0.57%
Eagle Materials,
  Incorporated*...............         2,700        177
M/I Homes, Incorporated.......        53,000      2,261
The Shaw Group,
  Incorporated+*..............       106,200      1,274
URS Corporation+*.............        28,500        736
                                               --------
    TOTAL CONSTRUCTION &
      ENGINEERING.............                    4,448
                                               --------
ELECTRICAL EQUIPMENT - 1.20%
Acuity Brands, Incorporated...        15,300        374
Brady Corporation.............       139,900      5,437
Genlyte Group, Incorporated+..        15,800        906
Rayovac Corporation+..........        43,000      1,146
Tecumseh Products Company.....        27,300      1,061
Wesco International,
  Incorporated+*..............        31,200        446
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT...............                    9,370
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
INDUSTRIAL CONGLOMERATES - 0.01%
Standex International
  Corporation.................         3,100   $     83
                                               --------
    TOTAL INDUSTRIAL
      CONGLOMERATES...........                       83
                                               --------
MACHINERY - 3.18%
Albany International
  Corporation.................         8,052        246
Briggs and Stratton
  Corporation.................        11,700        819
Flowserve Corporation+........       253,100      5,409
Harsco Corporation............       128,400      5,589
Kaydon Corporation*...........       186,700      5,222
Lincoln Electric Holdings,
  Incorporated*...............        16,400        517
Terex Corporation+............       190,100      6,245
Thomas Industries,
  Incorporated................        23,600        797
Watts Industries,
  Incorporated................         2,300         56
                                               --------
    TOTAL MACHINERY...........                   24,900
                                               --------
MARINE - 2.59%
Alexander & Baldwin,
  Incorporated................       211,000      6,665
Kirby Corporation+*...........       187,800      6,479
Overseas Shipholding Group,
  Incorporated................       219,000      7,177
                                               --------
    TOTAL MARINE..............                   20,321
                                               --------
TRANSPORTATION - 1.15%
J.B. Hunt Transport Services,
  Incorporated+...............        70,100      2,219
Ryder Systems, Incorporated...        16,000        589
USF Corporation...............       186,800      6,211
                                               --------
    TOTAL TRANSPORTATION......                    9,019
                                               --------
    TOTAL INDUSTRIALS.........                  142,246
                                               --------
INFORMATION TECHNOLOGY - 2.95%
COMMUNICATIONS EQUIPMENT - 0.09%
Black Box Corporation*........         5,700        290
Memc Electronic Materials,
  Incorporated+...............        51,800        413
                                               --------
    TOTAL COMMUNICATIONS
      EQUIPMENT...............                      703
                                               --------
COMPUTERS & PERIPHERALS - 0.08%
Maxtor Corporation+...........        98,800        643
                                               --------
    TOTAL COMPUTERS &
      PERIPHERALS.............                      643
                                               --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.44%
IKON Office Solutions,
  Incorporated*...............       310,100      3,451
                                               --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS.............                    3,451
                                               --------
IT CONSULTING & SERVICES - 1.32%
Bearingpoint, Incorporated+...       382,100      3,829

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Investment Technology Group,
  Incorporated+...............        39,900   $    572
Reynolds and Reynolds
  Company.....................       207,300      5,921
                                               --------
    TOTAL IT CONSULTING &
      SERVICES................                   10,322
                                               --------
SOFTWARE - 1.02%
Mentor Graphics Corporation+..       437,400      7,256
Parametric Technology
  Corporation+................       161,100        738
                                               --------
    TOTAL SOFTWARE............                    7,994
                                               --------
    TOTAL INFORMATION
      TECHNOLOGY..............                   23,113
                                               --------
MATERIALS - 5.84%
CHEMICALS - 3.39%
Agrium, Incorporated..........       267,500      3,328
Ashland, Incorporated.........        22,500      1,078
FMC Corporation+..............        53,500      2,295
H.B. Fuller Company*..........       244,100      6,688
Hercules, Incorporated+.......        48,800        542
IMC Global, Incorporated+.....       285,900      3,594
Lubrizol Corporation..........        92,800      2,951
PolyOne Corporation+*.........       894,800      6,120
                                               --------
    TOTAL CHEMICALS...........                   26,596
                                               --------
CONSTRUCTION MATERIALS - 1.16%
Insituform Technologies,
  Incorporated+*..............       258,100      4,191
Lafarge North America,
  Incorporated*...............        76,600      3,390
Lennox International,
  Incorporated*...............        89,800      1,501
                                               --------
    TOTAL CONSTRUCTION
      MATERIALS...............                    9,082
                                               --------
CONTAINERS & PACKAGING - 0.10%
Silgan Holdings,
  Incorporated+...............        19,479        819
                                               --------
    TOTAL CONTAINERS &
      PACKAGING...............                      819
                                               --------
METALS & MINING - 0.55%
Century Aluminum Company+.....       160,500      3,178
Quanex Corporation............        18,700        763
Steel Dynamics,
  Incorporated+*..............        13,770        331
                                               --------
    TOTAL METALS & MINING.....                    4,272
                                               --------
PAPER & FOREST PRODUCTS - 0.64%
Chesapeake Corporation........       219,400      4,983
                                               --------
    TOTAL PAPER & FOREST
      PRODUCTS................                    4,983
                                               --------
    TOTAL MATERIALS...........                   45,752
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 0.25%
Metrocall Holdings,
  Incorporated+...............        28,500   $  1,967
                                               --------
    TOTAL TELECOMMUNICATION
      SERVICES................                    1,967
                                               --------
UTILITIES - 9.35%
ELECTRIC UTILITIES - 5.50%
Alliant Corporation*..........       167,000      4,152
Black Hills Corporation.......        81,800      2,502
Cleco Corporation*............       101,100      1,815
DPL Inc.......................       306,700      5,404
Duquesne Light Holdings,
  Incorporated*...............       116,800      2,192
Great Plains Energy,
  Incorporated................       129,900      4,054
Hawaiian Electric Industries,
  Incorporated*...............        28,200      1,403
Northeast Utilities...........       452,900      8,311
NSTAR.........................        70,200      3,398
OGE Energy Corporation........       212,100      5,101
PNM Resources, Incorporated...        30,100        878
Sierra Pacific Resources
  Corporation+*...............       540,900      3,829
WPS Resources Corporation.....         2,000         92
                                               --------
    TOTAL ELECTRIC
      UTILITIES...............                   43,131
                                               --------
GAS UTILITIES - 3.85%
AGL Resources, Incorporated...       134,000      3,832
Atmos Energy Corporation*.....        71,700      1,767
Energen Corporation...........        34,400      1,422
National Fuel Gas Company.....       204,500      5,008
New Jersey Resources
  Corporation.................         2,000         76
Nicor, Incorporated*..........        54,200      1,842
ONEOK, Incorporated...........       247,800      5,191
Peoples Energy Corporation*...        75,900      3,173

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Southern Union Company........        98,900   $  1,944
South Jersey Industries,
  Incorporated*...............        10,300        425
Vectren Corporation...........        94,500      2,282
WGL Holdings, Incorporated....       114,200      3,229
                                               --------
    TOTAL GAS UTILITIES.......                   30,191
                                               --------
    TOTAL UTILITIES...........                   73,322
                                               --------
    TOTAL COMMON STOCK........                  701,880
                                               --------
                                    PAR
                                   AMOUNT
                                ------------
SHORT-TERM INVESTMENTS - 24.51%
U. S. TREASURY BILLS - 0.66%
1.00%, Due 6/10/2004 (Note
  B)..........................  $      5,200      5,195
                                               --------
    TOTAL U. S. TREASURY
      BILLS...................                    5,195
                                               --------
                                   SHARES
                                ------------
OTHER SHORT-TERM INVESTMENTS - 23.85%
American AAdvantage Money
  Market Select Fund (Note
  C)..........................   146,814,729    146,815
AMR Investments Enhanced Cash
  Business Trust (Note C).....    40,063,323     40,063
                                               --------
    TOTAL OTHER SHORT - TERM
      INVESTMENTS.............                  186,878
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS.............                  192,073
                                               --------
TOTAL INVESTMENTS - 114.06%
  (COST $807,016).............                  893,953
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (14.06%)...........                 (110,260)
                                               --------
TOTAL NET ASSETS - 100%.......                 $783,693
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,004 or 0.64% of net assets.

(B) At April 30, 2004, security held as collateral for open futures contracts.

(C) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of this security is on loan at April 30, 2004. See Note 4.

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
STOCKS - 96.76%
ARGENTINA COMMON STOCK - 0.05%
Tenaris S.A., ADR................       1,200    $    36
                                                 -------
    TOTAL ARGENTINA COMMON
      STOCK......................                     36
                                                 -------
BRAZIL - 8.90%
BRAZIL PREFERRED STOCK - 3.96%
Banco Bradesco S.A.+.............       8,820        357
Banco Bradesco S.A., ADR+*.......       3,810        155
Brasil Telecom Participacoes
  S.A., ADR+.....................       3,400        105
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar, ADR....................       6,600        117
Companhia de Bebidas das
  Americas, ADR..................      19,286        362
Companhia Vale do Rio Doce,
  ADR............................      10,688        418
Companhia Paranaense de
  Energia+.......................   7,000,000         17
Empresa Brasileira de Aeronautica
  S.A. (Embraer), ADR+...........       9,710        251
Petroleo Brasileiro S.A., ADR....      18,016        449
Tele Celular Sul Participacoes
  S.A., ADR*.....................       7,550        111
Telecomunicacoes Brasileiras
  S.A., ADR*.....................       8,360        239
Telesp Celular Participacoes
  S.A., ADR+*....................      29,200        208
Telesp - Telecommunicacoes de Sao
  Paulo S.A.+....................  10,500,000        156
                                                 -------
    TOTAL BRAZIL PREFERRED
      STOCK......................                  2,945
                                                 -------
BRAZIL COMMON STOCK - 4.94%
Aracruz Celulose S.A., ADR.......       3,300        103
Banco Itau Holding Financeira
  S.A.+..........................   1,676,586        133
Banco Itau Holding Financeira
  S.A., ADR+.....................      12,336        489
Companhia de Saneamento Basico do
  Estado de Sao Paulo+...........   5,220,000        237
Companhia de Tecidos Norte de
  Minas+.........................   3,200,000        228
Companhia Energetica de Minas
  Gerais+........................  26,141,410        399
Companhia Energetica de Minas
  Gerais, ADR....................       5,000         77
Companhia Siderurgica Nacional
  S.A., ADR*.....................       1,800         84
Companhia Paranaense de
  Energia+.......................  24,000,000         81
Duratex S.A.+....................   4,600,000        109
Petroleo Brasileiro S.A., ADR....      40,802      1,179
Telemar Norte Leste S.A.+........   3,500,000         59

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Telemig Celular Participacoes
  S.A............................  40,383,003    $    64
Telesp Celular Participacoes
  S.A.+..........................  97,156,163        276
Votorantim Celulose e Papel S.A.,
  ADR............................       4,750        149
                                                 -------
    TOTAL BRAZIL COMMON STOCK....                  3,667
                                                 -------
    TOTAL BRAZIL.................                  6,612
                                                 -------
CHILE COMMON STOCK - 0.47%
Banco Santander-Chile S.A., ADR..           9        105
Grupo Enersis SA, ADR+...........      40,600        246
                                                 -------
    TOTAL CHILE COMMON STOCK.....                    351
                                                 -------
CHINA COMMON STOCK - 2.56%
BYD Company Limited*.............      19,000         57
China Mobile (Hong Kong)
  Limited........................     257,800        679
China Mobile (Hong Kong) Limited,
  ADR*...........................      15,900        210
China Oilfield Services
  Limited........................     386,000        111
China Petroleum & Chemical
  Corporation....................     210,000         73
China Resource Power Holdings
  Company Limited+...............      80,000         43
China Shipping Development
  Company Limited*...............     132,000         76
China Telecom Corporation
  Limited........................      80,000         24
Chunghwa Telecom Company Limited,
  ADR............................      19,500        325
Huaneng Power International,
  Incorporated*..................     160,000        150
TPV Technology Limited...........     239,000        157
                                                 -------
    TOTAL CHINA COMMON STOCK.....                  1,905
                                                 -------
EGYPT COMMON STOCK - 1.18%
Commercial International Bank,
  GDR, 144A (Note A).............      42,600        153
Egyptian Company for Mobile
  Services (MobiNil)+............      16,503        234
Orascom Construction Industries
  S.A.E..........................      22,763        353
Suez Cement Company, GDR, 144A
  (Note A).......................      15,769        134
                                                 -------
    TOTAL EGYPT COMMON STOCK.....                    874
                                                 -------
HONG KONG COMMON STOCK - 3.63%
Asia Aluminum Holdings Limited...   1,002,000        116
AviChina Industry & Technology
  Company Limited................     396,000         46
Beijing Enterprises Holdings.....      15,000         15
China Merchants Holdings
  International Company Limited..      50,000         59

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
China Resources Enterprises
  Limited*.......................     298,500    $   346
CNOOC Limited+...................     790,000        284
Fountain Set (Holdings) Limited..     157,000        116
The Grande Holdings Limited......      61,000         69
Hainan Meilan Airport Company
  Limited........................     127,000         94
Hopewell Highway Infrastructure
  Limited........................     111,000         62
Kingboard Chemical Holdings
  Limited........................      44,000         83
Lianhua Supermarket Holdings
  Company Limited*...............      64,000         65
Moulin International Holdings
  Limited........................      74,000         52
Norstar Founders+*...............     106,000         31
PICC Property & Casualty Company
  Limited+*......................      98,000         34
Qingling Motors Company
  Limited*.......................     582,000         84
Shandong International Power
  Development Company Limited....     981,800        280
Shanghai Industrial Holdings
  Limited*.......................     126,800        237
Shougang Concord Century Holdings
  Limited........................     655,000         71
Sinopec Yizheng Chemical Fibre
  Company Limited*...............     850,800        155
Sinopec Zhenhai Refining Chem....     111,000        101
Texwinca Holdings Limited........     175,500        132
Victory City International
  Holdings Limited...............     137,000         59
Wumart Stores, Incorporated+.....      32,000         49
Yanzhou Coal Mining Company
  Limited........................      58,000         54
                                                 -------
    TOTAL HONG KONG COMMON
      STOCK......................                  2,694
                                                 -------
HUNGARY COMMON STOCK - 1.28%
Gedeon Richter Rt................       2,950        300
Magyar Olaj-es Gazipari
  Reszvenytarsasag...............       9,865        372
Magyar Tavkozlesi Rt.............      66,900        280
                                                 -------
    TOTAL HUNGARY COMMON STOCK...                    952
                                                 -------
INDIA COMMON STOCK - 7.74%
ABB Limited......................       4,200         74
Bharat Electronics Limited+......      21,500        283
Bharat Petroleum Corporation
  Limited........................      17,233        181
CIPLA+...........................       4,750        146
Container Corporation............       9,000        153
Doctor Reddy's Laboratories
  Limited, ADR...................       2,100         41
GAIL (India) Limited.............       4,000         20

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
GAIL (India) Limited, GDR, 144A
  (Note A).......................       9,600    $   266
GlaxoSmithKline Pharmaceutical
  Limited........................       5,500         83
Grasim Industries Limited........       4,500        125
Hero Honda Motors Limited........      10,000        109
Hindalco Industries Limited, GDR,
  144A (Note A)..................      14,850        378
Hindustan Lever Limited..........      99,458        316
ICICI Bank Limited+..............      42,700        303
ICICI Bank Limited, ADR..........       6,600        102
Ind Dev Bank India...............      63,000         84
Infosys Technologies Limited,
  ADR*...........................       1,900        154
ITC Limited......................      15,100        365
ITC Limited, GDR.................       3,050         81
Mahanagar Telephone Nigam
  Limited........................     105,000        350
Mahanagar Telephone Nigam
  Limited, ADR*..................      29,750        226
Mahindra & Mahindra Limited, GDR,
  144A (Note A)..................       9,600        101
Oil and Natural Gas Corporation
  Limited........................       6,000        113
Patni Computer Systems Limited...      12,000         59
Punjab National Bank.............      16,000        135
Reliance Industries Limited......      53,205        630
Satyam Computer Services
  Limited........................      33,100        239
Siemens India Limited............       1,800         43
State Bank of India, GDR+........       4,500        174
State Bank of India, GDR, 144A
  (Note A).......................       4,800        187
Steel Authority of India
  Limited+.......................      76,000         60
Tata Engineering, GDR+...........      11,350        117
Tata Iron Steel..................       7,000         56
                                                 -------
    TOTAL INDIA COMMON STOCK.....                  5,754
                                                 -------
INDONESIA COMMON STOCK - 3.55%
Bank Internasional Indonesia+....   2,885,500         48
Bumi Resources Tbk...............   4,279,000        231
Hindustan Petroleum Corporation
  Limited........................      35,200        364
Indonesia Satellite
  Corporation+...................     212,000         96
NIIT Limited.....................       9,232         35
PT Astra Agro Lestari Tbk........     425,000        111
PT Astra International Tbk+......     236,038        153
PT Bank Central Asia Tbk.........     218,000         97
PT Bank Mandiri+.................   1,037,500        170
PT Bank Rakyat Indonesia+........     574,000        113
PT Gudang Garam Tbk..............     142,900        238
PT Hanjaya Mandala Sampoerna
  Tbk............................     276,000        160
PT Indocement Tunggal Prakarsa
  Tbk+...........................     405,500         88

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
PT Indofood Sukses Makmur Tbk....   2,506,000    $   214
PT Ramayana Lestari Sentosa Tbk..     210,000        128
PT Telekomunikasi Indonesia......     428,000        392
                                                 -------
    TOTAL INDONESIA COMMON
      STOCK......................                  2,638
                                                 -------
ISRAEL COMMON STOCK - 1.35%
Bank Hapoalim Limited............     146,080        377
Check Point Software
  Technologies+..................      20,790        487
Supersol Limited.................      60,000        141
                                                 -------
    TOTAL ISRAEL COMMON STOCK....                  1,005
                                                 -------
MALAYSIA COMMON STOCK - 2.34%
Commerce Asset-Holding Berhad....      66,000         87
Gamuda Berhad....................     214,200        316
Genting Berhad...................      66,500        289
Kuala Lumpur Kepong Berhad.......      23,000         41
Magnum Corporation Berhad........     142,000        108
Malaysia International Shipping
  Corporation Berhad.............      55,100        183
Proton Holdings Berhad+..........      48,400        106
Resorts World Berhad.............      25,000         66
Sime Darby Berhad................     263,500        374
SP Setia Berhad..................     103,499        116
YTL Corporation Berhad...........      46,000         56
                                                 -------
    TOTAL MALAYSIA COMMON
      STOCK......................                  1,742
                                                 -------
MEXICO COMMON STOCK - 7.41%
America Movil S.A. de C.V.,
  ADR............................      23,755        803
Cemex S.A. de C.V................      45,725        267
Cemex S.A. de C.V., ADR*.........       9,800        289
Coca-Cola Femsa, S.A. de C.V.,
  ADR............................      29,375        625
Controladora Commercial Mexicana
  S.A. de C.V.+..................     194,000        214
Desc S.A. de C.V.................     649,000        207
Grupo Continential, S.A..........     120,850        222
Grupo Televisa, S.A., ADR........      16,400        715
Kimberly-Clark de Mexico, S.A. de
  C.V............................     192,900        512
Organizacion Soriana S.A. de
  C.V............................      29,100         88
Telefonos de Mexico, S.A. de
  C.V., ADR......................      32,878      1,122
Wal-Mart de Mexico, S.A. de C.V.,
  Series C.......................     153,321        446
                                                 -------
    TOTAL MEXICO COMMON STOCK....                  5,510
                                                 -------
PHILIPPINES COMMON STOCK - 0.45%
ABS-CBN Broadcasting
  Corporation+...................     135,000         58
Bank of the Philippine Islands...     205,780        178

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Manila Electric Company..........     176,900    $    95
                                                 -------
    TOTAL PHILIPPINES COMMON
      STOCK......................                    331
                                                 -------
POLAND COMMON STOCK - 1.46%
Bank Polska Kasa Opieki SA.......         600         19
Bank Przemyslowo-Handlowy SA.....       1,387        152
KGHM Polska Miedz SA+............      26,391        183
Polski Koncern Naftowy Orlen SA..      36,911        265
Telekomunikacja Polska SA........      82,611        335
Telekomunikacja Polska SA, GDR,
  144A (Note A)..................      33,500        135
                                                 -------
    TOTAL POLAND COMMON STOCK....                  1,089
                                                 -------
RUSSIA - 5.12%
RUSSIA PREFERRED STOCK - 0.50%
JSC Surgutneftegaz, ADR..........       1,328         57
Uralsvyazinform, ADR.............      20,100        150
VolgaTelecom, ADR................      26,800        163
                                                 -------
    TOTAL RUSSIA PREFERRED
      STOCK......................                    370
                                                 -------
RUSSIA COMMON STOCK - 4.62%
JSC Surgutneftegaz, ADR*.........      18,711        608
LUKOIL Oil Company, ADR..........      12,127      1,321
Mining and Metallurgical Company
  Norilsk Nickel, ADR............       6,549        388
Mobile Telesystems, ADR..........       2,600        281
Mobile Telesystems, GDR, 144A
  (Note A)+......................       1,800        165
RAO Gazprom+.....................      10,900        338
RAO Gazprom, ADR.................       2,200         68
Yukos Oil Company, ADR...........       5,900        263
                                                 -------
    TOTAL RUSSIA COMMON STOCK....                  3,432
                                                 -------
    TOTAL RUSSIA.................                  3,802
                                                 -------
SOUTH AFRICA COMMON STOCK - 13.76%
ABSA Group Limited...............      40,300        260
African Bank Investments
  Limited........................     270,600        412
African Life Assurance Company
  Limited........................      79,221        178
Anglo American plc...............      63,290      1,271
Anglo American Platinum
  Corporation Limited+...........       6,400        221
AngloGold Limited................       4,100        130
AngloGold Limited, ADR*..........       1,100         35
Aveng Limited....................     144,300        151
BidBEE Limited+..................       8,885         51
Bidvest Group Limited............      52,014        406
Edgars Consolidated Stores.......      10,900        209
Gold Fields Limited, ADR*........       5,600         57
Harmony Gold Mining Company
  Limited........................      15,399        171

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Harmony Gold Mining Company
  Limited, ADR...................      12,800    $   141
Illovo Sugar Limited.............      90,200        101
Impala Platinum Holdings
  Limited........................       3,129        213
Imperial Holdings Limited........      19,300        183
Iscor Limited....................      50,500        242
Kumba Resources Limited..........      27,800        166
Massmart Holdings Limited........      55,500        247
Metro Cash and Carry Limited+....     605,852        202
MTN Group Limited+...............     109,640        459
Nampak Limited...................     218,900        448
Nedcor Limited...................      97,586        662
Old Mutual.......................     295,600        507
Sanlam Limited+..................     107,000        135
Sappi Limited....................      47,400        639
Sasol Limited....................      47,400        711
Shoprite Holdings Limited........     174,320        243
Standard Bank Group Limited......      43,840        253
Steinhoff International Holdings
  Limited+.......................     403,479        502
Telkom South Africa Limited,
  ADR............................      20,000        217
Tiger Brands Limited.............      21,450        265
The Tongaat-Hulett Group
  Limited........................      22,000        143
                                                 -------
    TOTAL SOUTH AFRICA COMMON
      STOCK......................                 10,231
                                                 -------
SOUTH KOREA - 16.49%
SOUTH KOREA PREFERRED STOCK - 0.44%
Daishin Securities Company
  Limited+.......................       5,740         40
Samsung Electronics Company
  Limited+.......................       1,030        284
                                                 -------
    TOTAL SOUTH KOREA PREFERRED
      STOCK......................                    324
                                                 -------
SOUTH KOREA COMMON STOCK - 16.05%
Cheil Industries, Incorporated...      11,810        172
CJ Corporation...................       4,220        250
Daewoo Shipbuilding & Marine
  Engineering Company Limited....      26,860        275
Daishin Securities Company
  Limited........................      17,380        235
Handsome Corporation.............      12,610        105
Hankook Tire Company Limited.....      40,650        330
Hyundai Department Store Company
  Limited........................      10,800        292
Hyundai Mobis....................       9,650        414
Hyundai Motor Company Limited....       6,670        254
Industrial Bank of Korea.........      20,500        142
INI Steel Company................      10,500        102
Kangwon Land Incorporated........      22,791        259
Kia Motors Corporation...........      21,950        204
Kookmin Bank+....................      10,641        397
Kookmin Bank, ADR+...............       6,800        252
Korea Electric Power
  Corporation....................      65,990      1,080

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Korea Exchange Bank+.............       8,019    $    42
KT Corporation, ADR..............      33,500        620
KT&G Corporation.................       6,960        178
LG Household and Health Care
  Limited........................       2,560         77
LG Investment and Securities
  Company Limited................      33,620        289
POSCO............................       3,840        470
POSCO, ADR.......................       3,200         98
Pusan Bank.......................      12,250         71
Samsung Corporation..............      31,960        381
Samsung Electro Mechanics Company
  Limited+.......................       5,440        205
Samsung Electronics Company
  Limited........................       4,650      2,207
Samsung Fire & Marine Insurance
  Company Limited................       5,640        375
Samsung SDI Company Limited......      11,630      1,487
Shinhan Financial Group Company
  Limited........................       8,870        155
STX Shipbuilding Company
  Limited........................       8,130         87
SK Telecom Company Limited,
  ADR*...........................       1,700         34
SK Telecom Company Limited.......       1,750        298
Tong Yang Confectionery
  Corporation....................       1,550         96
                                                 -------
    TOTAL SOUTH KOREA COMMON
      STOCK......................                 11,933
                                                 -------
    TOTAL SOUTH KOREA............                 12,257
                                                 -------
TAIWAN COMMON STOCK - 10.73%
Accton Technology Corporation+...     144,396        104
Acer, Incorporated...............      88,888        126
Asia Optical Company,
  Incorporated...................      45,200        318
Asustek Computer, Incorporated...     200,125        428
Catcher Technology Company
  Limited........................      15,000         63
Cheng Shin Industries............      34,000         40
China Development Financial
  Holding Corporation+...........     362,000        198
China Motor Company..............      71,000        112
Chinatrust Financial Holding
  Company Limited................     190,387        205
Compal Electronics,
  Incorporated...................     428,000        482
CTCI Corporation.................     104,000         67
CyberLink Corporation............      27,000        110
Delta Electronics,
  Incorporated...................     262,000        324
Elan Microelectronics
  Corporation....................     107,060         99
Evergreen Marine Corporation.....     140,880        108
Faraday Technology Corporation...      15,000         34
First Financial Holding Company
  Limited+.......................     232,000        170

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Formosa Petrochemical
  Corporation....................      95,000    $   149
Fubon Financial Holding Company
  Limited........................     116,000        112
Hon Hai Precision Industry
  Company Limited................      47,100        186
Infortrend Technology,
  Incorporated...................      57,640        215
Kaulin Manufacturing Company
  Limited........................      33,000         48
Largan Precision Company
  Limited........................      16,440        184
Media Tek, Incorporated..........      31,000        296
Nan Ya Plastics Corporation......     149,566        201
Nien Hsing Textile Company
  Limited........................     160,000        155
Novatek Microelectronics
  Corporation Limited............      38,550        152
Phoenixtec Power Company
  Limited........................     100,355        107
Polaris Securities Company
  Limited........................     263,920        148
President Chain Store
  Corporation....................      54,048         96
Quanta Computer, Incorporated....     130,300        275
Richtek Technology Corporation+..       8,000         34
SinoPac Holdings.................     752,736        392
Springsoft Systems Limited.......      45,000        115
Standard Foods Corporation, GDR,
  144A (Note A)..................      27,272         41
Sunplus Technology Company
  Limited+.......................      33,000         66
Taishin Financial Holdings
  Company Limited................     129,000        113
Taiwan Cellular Corporation......     473,635        435
Taiwan Cement Corporation........     449,480        193
Tsann Keun Enterprise Company
  Limited........................      42,000         58
United Microelectronics
  Corporation+...................     761,529        683
United Microelectronics
  Corporation, ADR+*.............      21,402        111
Waffer Technology Company
  Limited........................      47,000        127
Ya Hsin Industrial Company
  Limited........................     154,000        193
Yaego Corporation+...............     202,000        110
                                                 -------
    TOTAL TAIWAN COMMON STOCK....                  7,983
                                                 -------
THAILAND COMMON STOCK - 4.34%
Advanced Info Services PCL.......      72,500        159
Asian Property Development
  Company Limited+...............     446,800         50
Bangkok Bank PCL+................     170,600        418
Banpu Company....................      16,300         53
Big C Supercenter PCL+...........      43,000         19

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Charoen Pokphand Foods PCL+......     948,000    $    88
CP Seven Eleven PCL+.............      61,600         87
Delta Electronics,
  Incorporated+..................     110,000         71
Electricity Generating PCL.......       8,000         14
Italian-Thai Development PCL+....     612,000        158
Kasikornbank PCL+................     298,300        362
Kasikornbank PCL, NVDR+..........      97,700        118
Krung Thai Bank PCL..............   1,465,400        377
Lalin Property PCL+..............     148,400         28
Land & Houses PCL................     417,100        117
MBK Public Company Limited+......      23,400         32
National Petrochemical Company+..       5,500         12
PTT Exploration and Production
  PCL+...........................      24,500        165
PTT Public Company Limited+......      57,400        209
Ratchaburi Electric Generating
  Company+.......................      32,700         31
Siam City Bank PCL+..............      64,000         40
Siam Commercial Bank PCL.........     312,400        361
Siam Makro PCL+..................      95,800        110
Sino Thai Engineering &
  Construction PCL...............     274,300        100
Thai Plastic and Chemicals
  PCL+...........................       7,200         35
VinyThai PCL+....................      38,200         12
                                                 -------
    TOTAL THAILAND COMMON
      STOCK......................                  3,226
                                                 -------
TURKEY COMMON STOCK - 3.80%
Akbank T.A.S.....................  66,455,386        309
Akcansa Cimento A.S..............  56,533,000        147
Arcelik A.S.+....................  37,192,150        199
Efes Sinai Yatirim Holding
  A.S.+..........................  68,746,000        245
Enka Insaat ve Sanayi A.S........  23,878,951        463
Hurriyet Gazetecilik ve
  Matbaacilik A.S................  96,031,600        272
Tofas Turk Otomobil Fabrikasi
  A.S.+..........................  46,918,607        106
Tupras-Turkiye Petrol
  Rafinerileri A.S...............  24,994,000        159
Turkcell Iletisim Hizmetleri
  A.S............................  17,589,300        191
Turkiye Garanti Bankasi A.S.+....  76,305,500        233
Turkiye Is Bankasi (Isbank)......  63,167,184        226
Trakya Cam Sanayii A.S...........  45,862,315        105
Yapi ve Kredi Bankasi A.S.+......  77,407,000        165
                                                 -------
    TOTAL TURKEY COMMON STOCK....                  2,820
                                                 -------
VENEZUELA COMMON STOCK - 0.15%
Compania Anonima Nacional
  Telfonos de Venezuela, ADR.....       5,609        107
                                                 -------
    TOTAL VENEZUELA COMMON
      STOCKS.....................                    107
                                                 -------
    TOTAL STOCKS.................                 71,919
                                                 -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 7.01%
  American AAdvantage Money
    Market Select Fund (Note B)..   3,859,861    $ 3,860
  AMR Investments Enhanced Cash
    Business Trust (Note B)......   1,350,000      1,350
                                                 -------
    TOTAL SHORT TERM
      INVESTMENTS................                  5,210
                                                 -------
TOTAL INVESTMENTS - 103.77% (COST
  $65,409).......................                 77,129
                                                 -------
LIABILITIES, NET OF OTHER
  ASSETS - (3.77%)...............                 (2,799)
                                                 -------
TOTAL NET ASSETS - 100%..........                $74,330
                                                 =======

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $1,561 or 2.10% of net assets.

(B) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of this security is on loan at April 30, 2004. See Note 4.

+ - non-income producing

AMERICAN AADVANTAGE EMERGING MARKETS FUND
EMERGING MARKETS SECTOR DIVERSIFICATION
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    10.75%
Consumer Staples............................................     8.10%
Energy......................................................     9.55%
Financials..................................................    16.49%
Health Care.................................................     0.84%
Industrials.................................................    10.38%
Information Technology......................................    12.44%
Materials...................................................    11.21%
Short-Term Investments......................................     7.01%
Telecommunication Services..................................    12.84%
Utilities...................................................     4.16%
Other Liabilities...........................................    (3.77%)
                                                               -------
     NET ASSETS.............................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 95.39%
CONSUMER DISCRETIONARY - 33.37%
AUTO COMPONENTS - 7.12%
Advanced Accessory Systems, LLC, 10.75%, Due 6/15/2011......  $     1,900   $  1,981
ArvinMeritor, Incorporated, 8.75%, Due 3/1/2012.............        1,750      1,907
Asbury Automotive Group, Incorporated,
  9.00%, Due 6/15/2012......................................        1,700      1,768
  8.00%, Due 3/15/2014, 144A (Note A).......................        1,350      1,323
Collins & Aikman Corporation, 10.75%, Due 12/31/2011*.......        2,025      2,096
Dana Corporation, 7.00%, Due 3/1/2029.......................        1,250      1,200
GenCorp, Incorporated, 9.50%, Due 8/15/2013,................        2,850      2,978
General Motors Corporation, 7.125%, Due 7/15/2013*..........        4,300      4,510
Navistar International Corporation, 8.00%, Due 2/1/2008.....        1,600      1,644
United Components, Incorporated, 9.375%, Due 6/15/2013......        1,500      1,598
                                                                            --------
    TOTAL AUTO COMPONENTS...................................                  21,005
                                                                            --------
HOTELS, RESTAURANTS & LEISURE - 11.55%
AMF Bowling Worldwide Incorporated, 10.00%, Due 3/1/2010,
  144A (Note A)*............................................        1,200      1,245
Aztar Corporation,
  8.875%, Due 5/15/2007.....................................        1,940      2,003
  9.00%, Due 8/15/2011......................................        1,000      1,123
Booth Creek Ski Holdings, Incorporated, 12.50%, Due
  3/15/2007.................................................        2,500      2,525
Chumash Casino & Resort Enterprises, 9.00%, Due
  7/15/2010*................................................        1,250      1,387
Cinemark, Incorporated, 1.00%, Due 3/15/2014, 144A (Note
  A)........................................................        2,000      1,253
Coast Hotels and Casinos, Incorporated, 9.50%, Due
  4/1/2009..................................................          740        778
Florida Panthers Holdings, Incorporated, 9.875%, Due
  4/15/2009.................................................        2,500      2,631
Horseshoe Gaming, LLC, 8.625%, Due 5/15/2009................        7,049      7,366
Poster Financial Group, Incorporated, 8.75%, Due 12/1/2011,
  144A (Note A)*............................................          800        840
Regal Cinemas Corporation, 9.375%, Due 2/1/2012.............        3,371      3,995
River Rock Entertainment Authority, 9.75%, Due 11/10/2011,
  144A (Note A).............................................          250        266
Station Casinos, Incorporated, 6.875%, Due 3/1/2016, 144A
  (Note A)..................................................        1,000        995
Town Sports International, Incorporated, 9.625%, Due
  4/15/2011.................................................          800        828
Toys R Us, Incorporated, 7.375%, Due 10/15/2018.............        1,925      1,843
Turning Stone Casino Resort, 9.125%, Due 12/15/2010, 144A
  (Note A)..................................................        3,710      3,998
Vicorp Restaurants, Incorporated, 10.50%, Due 4/15/2011,
  144A (Note A).............................................        1,000        990
                                                                            --------
    TOTAL HOTELS, RESTAURANTS & LEISURE.....................                  34,066
                                                                            --------
MEDIA - 6.87%
Advanstar Communications, Incorporated, 8.62%, Due
  8/15/2008.................................................        1,244      1,300
AMC Entertainment, Incorporated, 9.50%, Due 2/1/2011........        3,500      3,658
American Lawyer Media, Incorporated, 9.75%, Due
  12/15/2007................................................        2,000      1,955
Dex Media West, LLC,
  9.875%, Due 11/15/2009*...................................        1,000      1,120
  12.125%, Due 11/15/2012...................................          700        812
  1.00%, Due 11/15/2013, 144A (Note A)......................        1,000        610
Emmis Communications Corporation, 1.00%, Due 3/15/2011......        2,000      2,000
Emmis Operating Company, 6.875%, Due 5/15/2012, 144A (Note
  A)........................................................          750        748
Houghton Mifflin Company, 8.25%, Due 2/1/2011...............        1,650      1,667
Nextel Communications, 9.375%, Due 11/15/2009...............        1,000      1,081
PEI Holdings, Incorporated, 11.00%, Due 3/15/2010...........        2,000      2,325
Qwest Communications International Corporation, 7.25%, Due
  2/15/2011, 144A (Note A)..................................        1,250      1,159

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
SBA Communications Corporation, 1.00%, Due 12/15/2011, 144A
  (Note A)*.................................................  $     2,490   $  1,843
                                                                            --------
    TOTAL MEDIA.............................................                  20,278
                                                                            --------
RETAIL - 7.14%
AutoNation, Incorporated, 9.00%, Due 8/1/2008...............        1,580      1,801
Dollar General Corporation, 8.625%, Due 6/15/2010...........        3,180      3,617
FTD, Incorporated, 7.75% Due 2/15/2014, 144A (Note A).......        1,400      1,386
Group 1 Automotive, Incorporated, 8.25%, Due 8/15/2013......        1,000      1,093
NationsRent, Incorporated, 9.50%, Due 10/15/2013, 144A (Note
  A)........................................................        1,250      1,341
Pep Boys, Incorporated,
  6.71%, Due 11/3/2004......................................        1,000      1,003
  7.00%, Due 6/1/2005.......................................          700        722
  6.88%, Due 3/6/2006.......................................        1,000      1,033
Samsonite Corporation, 10.75%, Due 6/15/2008................        3,000      3,120
United Rentals (North America), Incorporated, 6.50%, Due
  2/15/2012, 144A (Note A)..................................        2,850      2,750
Woolworth Corporation, 8.50%, Due 1/15/2022.................        2,900      3,190
                                                                            --------
    TOTAL RETAIL............................................                  21,056
                                                                            --------
TEXTILES & APPAREL - 0.69%
Day International Group, Incorporated, 9.50%, Due
  3/15/2008.................................................          500        485
Phillips-Van Heusen Corporation,
  7.25%, Due 2/15/2011, 144A (Note A).......................        1,050      1,055
  7.75%, Due 11/15/2023.....................................          500        499
                                                                            --------
    TOTAL TEXTILES & APPAREL................................                   2,039
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                  98,444
                                                                            --------
CONSUMER STAPLES - 3.28%
Advantica Restaurant Group, Incorporated, 12.75, Due
  9/30/2007.................................................        1,500      1,631
Borden, Incorporated,
  9.20%, Due 3/15/2021......................................        2,250      2,340
  7.875%, Due 2/15/2023.....................................        2,400      2,268
Herbalife International, Incorporated, 11.75%, Due
  7/15/2010.................................................        2,975      3,436
                                                                            --------
    TOTAL CONSUMER STAPLES..................................                   9,675
                                                                            --------
ENERGY - 10.33%
Calpine Corporation, 8.50%, Due 7/15/2010, 144A (Note A)....        2,100      1,859
Citgo Petroleum Corporation, 11.375%, Due 2/1/2011..........        2,000      2,310
Coastal Corporation, 6.20%, Due 5/15/2004*..................        2,550      2,550
DPL Inc, 6.875%, Due 9/1/2011...............................        2,000      1,970
Dynegy Holdings, Incorporated, 10.125%, Due 7/15/2013, 144A
  (Note A)..................................................        2,400      2,628
Energy Partners Limited, 8.75%, Due 8/1/2010................        1,000      1,055
Ferrellgas Partners LP, 8.75%, Due 6/15/2012................        1,500      1,642
Ferrellgas Escrow, LLC, 6.75%, Due 5/1/2014, 144A (Note
  A)........................................................        1,000      1,000
Frontier Oil Corporation, 11.75%, Due 11/15/2009............        1,000      1,100
Massey Energy Company, 6.625%, Due 11/15/2010...............        1,500      1,507
Newfield Exploration Company, 8.375%, Due 8/15/2012.........        1,000      1,105
Paramount Resources Limited, 7.875%, Due 11/1/2010..........        2,500      2,475
PG&E Gas Transmission, Northwest Company, 7.80%, Due
  6/1/2025..................................................        2,500      2,475
Sierra Pacific Power Company, 8.00%, Due 6/1/2008...........        1,900      2,043
Star Gas Partners, L.P., 10.25%, Due 2/15/2013..............        3,425      3,750
Tennessee Gas Pipeline Company, 8.375%, Due 6/15/2032.......        1,000      1,025
                                                                            --------
    TOTAL ENERGY............................................                  30,494
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
FINANCIALS - 1.76%
DIVERSIFIED FINANCIALS - 1.28%
Dana Credit Corporation, 8.375%, Due 8/15/2007..............  $       750   $    823
Dollar Financial Group, Incorporated, 9.75%, Due
  11/15/2011................................................          350        376
Thornburg Mortgage, Incorporated, 8.00%, 5/15/2013..........        2,500      2,569
                                                                            --------
    TOTAL DIVERSIFIED FINANCIALS............................                   3,768
                                                                            --------
INSURANCE - 0.48%
Provident Companies, Incorporated, 7.00%, Due 7/15/2018.....        1,500      1,422
                                                                            --------
    TOTAL INSURANCE.........................................                   1,422
                                                                            --------
    TOTAL FINANCIALS........................................                   5,190
                                                                            --------
HEALTH CARE - 5.18%
BIOTECHNOLOGY - 0.66%
Healthsouth Corporation, 6.875%, 6/15/2005*.................        1,950      1,950
                                                                            --------
    TOTAL BIOTECHNOLOGY.....................................                   1,950
                                                                            --------
EQUIPMENT & SUPPLIES - 0.67%
Bausch & Lomb, Incorporated, 7.125%, Due 8/1/2028...........        1,972      1,981
                                                                            --------
    TOTAL EQUIPMENT & SUPPLIES..............................                   1,981
                                                                            --------
HEALTHCARE PROVIDERS & SERVICES - 3.85%
Fountain View, Incorporated, 9.25%, Due 8/19/2008...........        2,567      2,541
Interactive Health, LLC, 7.25%, Due 4/1/2011, 144A (Note
  A)........................................................        1,200      1,044
National Health Investors, 7.30%, Due 7/16/2007.............        1,000      1,023
NDCHealth Corporation, 10.50%, Due 12/1/2012................        2,300      2,565
Pacificare Health Systems, Incorporated, 10.75%, Due
  6/1/2009..................................................        1,625      1,889
Vicar Operating, Incorporated, 9.875%, Due 12/1/2009........        1,116      1,244
US Oncology, Incorporated, 9.625%, Due 2/1/2012.............          900      1,067
                                                                            --------
    TOTAL HEALTHCARE PROVIDERS & SERVICES...................                  11,373
                                                                            --------
    TOTAL HEALTH CARE.......................................                  15,304
                                                                            --------
INFORMATION TECHNOLOGY - 3.86%
COMMUNICATIONS EQUIPMENT - 1.42%
Corning, Incorporated,
  7.00%, Due 3/15/2007......................................        1,300      1,302
  6.30%, Due 3/1/2009.......................................        1,650      1,690
  6.20%, Due 3/15/2016......................................        1,250      1,212
                                                                            --------
    TOTAL COMMUNICATIONS EQUIPMENT..........................                   4,204
                                                                            --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.39%
Amkor Technology, Incorporated,
  9.25%, Due 2/15/2008......................................          500        535
  7.125%, Due 3/15/2011, 144A (Note A)*.....................        1,250      1,216
  10.50%, Due 6/15/2011.....................................        3,100      3,262
Flextronics International Limited, 6.50%, Due 5/15/2013*....        2,000      2,025
                                                                            --------
    TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS................                   7,038
                                                                            --------
SOFTWARE - 0.05%
Peregrine Systems, Incorporated, 6.50%, Due 8/15/2007.......          152        147
                                                                            --------
    TOTAL SOFTWARE..........................................                     147
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                  11,389
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
INDUSTRIALS - 25.90%
AEROSPACE & ENGINEERING - 2.59%
Dunlop Standard Aerospace Holdings, plc,
  11.875%, Due 5/15/2009....................................  $       500   $    529
  11.875%, Due 5/15/2009, 144A (Note A).....................        2,100      2,221
K & F Industries, Incorporated, 9.625%, Due 12/15/2010......        2,000      2,240
Transdigm, Incorporated, 8.375%, Due 7/15/2011..............        2,500      2,644
                                                                            --------
    TOTAL AEROSPACE & ENGINEERING...........................                   7,634
                                                                            --------
CONSTRUCTION & ENGINEERING - 4.45%
Interline Brands, Incorporated, 11.50%, Due 5/15/2011.......        3,500      3,780
KB Home, 9.50%, Due 2/15/2011...............................        1,450      1,621
K. Hovnanian Enterprises, Incorporated,
  8.875%, Due 4/1/2012*.....................................        2,700      2,935
  9.125%, Due 5/1/2009......................................        2,000      2,091
Schuler Homes, Incorporated, 9.375%, Due 7/15/2009..........        1,500      1,658
Technical Olympic USA, Incorporated, 9.00%, Due 7/1/2010....        1,000      1,050
                                                                            --------
    TOTAL CONSTRUCTION & ENGINEERING........................                  13,135
                                                                            --------
COMMERCIAL SERVICES & SUPPLIES - 18.12%
AGCO Corporation, 8.50%, Due 3/15/2006......................        2,823      2,830
Alpharma, Incorporated, 8.625%, Due 5/1/2011, 144A (Note
  A)........................................................          650        683
Biovail Corporation, 7.875%, Due 4/1/2010*..................        1,200      1,179
CHC Helicopter Corporation, 7.375%, Due 5/1/2014............        1,250      1,266
Communications and Power Industries, 8.00%, Due 2/1/2012,
  144A (Note A).............................................          500        510
Corrections Corporation of America, 7.50%, Due 5/1/2011,
  144A (Note A).............................................          900        943
Hercules, Incorporated, 6.75%, Due 10/15/2029, 144A (Note
  A)........................................................        1,750      1,733
Hexcel Corporation, 9.75%, Due 1/15/2009....................        3,700      3,885
IMC Global, Incorporated, 11.25%, Due 6/1/2011..............        1,250      1,449
Iron Mountain, Incorporated, 6.625%, Due 1/1/2016...........        2,000      1,860
IPCS Escrow Company, 11.50%, Due 5/1/2012, 144A (Note A)....        1,250      1,269
ISPAT Inland, Incorporated, 9.75%, Due 4/1/2014, 144A (Note
  A)........................................................        1,000      1,020
Mothers Work, Incorporated, 11.25%, Due 8/1/2010............        1,000      1,053
Newark Group, Incorporated, 9.75%, Due 3/15/2014, 144A (Note
  A)........................................................        2,850      2,793
Pantry, Incorporated, 7.75%, Due 2/15/2014, 144A (Note A)...        1,000      1,000
Phibro Animal Health Corporation, 13.00%, Due 12/1/2007,
  144A (Note A).............................................            1        538
J.B. Poindexter Incorporated, 8.75%, Due 3/15/2014, 144A
  (Note A)..................................................          500        513
Pride International, Incorporated, 10.00%, Due 6/1/2009.....        1,850      1,952
Pride Petroleum Services, Incorporated, 9.375%, Due
  5/1/2007..................................................        1,250      1,272
Quality Distribution, LLC, 9.00%, Due 11/15/2010, 144A (Note
  A)........................................................        1,255      1,255
Russell Corporation, 9.25%, 5/1/2010........................        1,000      1,049
Sheridan Acquisition Corporation, 10.25%, Due 8/15/2011,
  144A (Note A).............................................          750        803
Ship Financial International Limited, 8.50%, Due 12/15/2013,
  144A (Note A).............................................        1,275      1,230
Siebe plc, 7.125%, Due 1/15/2007, 144A (Note A)*............        2,875      2,893
Superior Essex Communications, 9.00%, Due 4/15/2012, 144A
  (Note A)..................................................        1,750      1,680
Terex Corporation, 7.375%, Due 1/15/2014, 144A (Note A).....        1,000      1,043
UAP Holding Corporation, 1.00%, Due 7/15/2012, 144A (Note
  A)........................................................        2,000      1,638
UNOVA, Incorporated,
  6.875%, Due 3/15/2005.....................................        2,000      2,019
  7.00%, Due 3/15/2008......................................        2,500      2,500
Unisys Corporation, 7.875%, 4/1/2008........................        3,270      3,352
URS Corporation, 12.25%, 5/1/2009...........................        2,000      2,120
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011,
  144A (Note A).............................................          500        531

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
WII Components, Incorporated, 10.00%, Due 2/15/2012, 144A
  (Note A)..................................................  $       750   $    765
Xerox Corporation, 7.625%, Due 6/15/2013....................        2,800      2,855
                                                                            --------
    TOTAL COMMERCIAL SERVICES & SUPPLIES....................                  53,481
                                                                            --------
MACHINERY - 0.74%
Joy Global, Incorporated, 8.75%, Due 3/15/2012..............        1,950      2,184
                                                                            --------
    TOTAL MACHINERY.........................................                   2,184
                                                                            --------
    TOTAL INDUSTRIAL........................................                  76,434
                                                                            --------
MATERIALS - 7.490%
CHEMICALS - 3.95%
Casella Waste System, Incorporated, 9.75%, Due 2/1/2013.....        2,000      2,225
FMC Corporation,
  6.75%, Due 5/5/2005.......................................        2,000      2,049
  7.00%, Due 5/15/2008......................................        2,200      2,320
IMC Global, Incorporated, 11.25%, Due 6/1/2011..............        1,600      1,856
Nalco Company, 144A (Note A)
  7.75%, Due 11/15/2011.....................................          500        526
  8.875%, Due 11/15/2013*...................................        1,000      1,055
Westlake Chemical Corporation, 8.75%, Due 7/15/2011.........        1,500      1,646
                                                                            --------
    TOTAL CHEMICALS.........................................                  11,677
                                                                            --------
CONTAINERS & PACKAGING - 3.04%
Crown Holdings, Incorporated, 9.50%, Due 3/1/2022...........        1,500      1,682
Owens-Brockway Glass Containers, Incorporated,
  8.875%, Due 2/15/2009.....................................        3,590      3,899
  8.75%, Due 11/15/2012.....................................        1,250      1,366
Silgan Holdings, Incorporated, 6.75%, Due 11/15/2013, 144A
  (Note A)..................................................        2,000      2,010
                                                                            --------
    TOTAL CONTAINERS & PACKAGING............................                   8,957
                                                                            --------
PAPER & FOREST PRODUCTS - 0.50%
Appleton Papers, Incorporated, 12.50%, Due 12/15/2008.......        1,300      1,463
                                                                            --------
    TOTAL PAPER & FOREST PRODUCTS...........................                   1,463
                                                                            --------
    TOTAL MATERIALS.........................................                  22,097
                                                                            --------
TELECOMMUNICATION SERVICES - 4.22.%
FairPoint Communications, Incorporated, 11.875%, Due
  3/1/2010..................................................        2,065      2,416
GST Equipment Funding, Incorporated, 13.25%, Due 5/1/2007...        2,500         89
MCI, Incorporated,
  5.908%, Due 5/1/2007......................................        1,000        990
  6.688%, Due 5/1/2009......................................        1,000        950
Qwest Services Corporation, 13.50%, Due 12/15/2010, 144A
  (Note A)..................................................        6,200      7,192
US West Communication, 8.875%, Due 6/1/2031.................          800        818
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                  12,455
                                                                            --------
    TOTAL CORPORATE BONDS...................................                 281,482
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
COMMON STOCKS - 0.19%
Peregrine Systems, Incorporated.............................       28,000   $    560
                                                                            --------
    TOTAL COMMON STOCKS.....................................                     560
                                                                            --------
SHORT TERM INVESTMENTS - 11.64%
American AAdvantage Money Market Select Fund (Note B).......    8,911,954      8,912
Short-Term Investment Company Liquid Asset Fund.............      919,239        919

                                                                  PAR
                                                                AMOUNT
                                                              -----------
Credit Suisse First Boston Tri Party Repo, 1.113%, Due
  5/3/2004, (Note C)........................................  $     8,500      8,500
Morgan Stanley Tri Party Repo, 1.113%, Due 5/3/2004, (Note
  D)........................................................        7,000      7,000
Neptune Funding Corporation, Discount Commercial Paper, Due
  5/3/2004..................................................        9,000      8,999
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  34,330
                                                                            --------
TOTAL INVESTMENTS - 107.22% (COST $305,015).................                 316,372
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (7.22%)..................                 (21,301)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $295,071
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $65,393 or 22.16% of net assets.

(B) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

(C) Collateral held at J.P. Morgan Chase consists of Ford Motor Credit Company, 6.875%, Due 2/1/2006, Market Value - $2,723 and 7.0%, Due 10/1/2013, Market
    Value - $5,952

(D) Collateral held at the Bank of New York consists of Dow Chemical, 5.75%, Due 11/15/2009, Market Value- $276, HSBC USA Capital, 8.38%, Due 5/15/2027,
    Market Value - $571, Schering-Plough Corporation, 6.50%, Due 12/1/2033, Market Value -$5,798 and Science Applications, 5.50%, Due 7/1/2033, Market Value - $685

* - All or a portion of this security is on loan April 30, 2004. See note 4.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 3.62%
U.S. TREASURY NOTES - 2.58%
  2.625%, Due 11/15/2006*...................................  $       200   $    200
  4.00%, Due 2/15/2014*.....................................        2,500      2,402
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                   2,602
                                                                            --------
U.S. TREASURY BONDS - 1.04%
U.S. Treasury Bond, 8.75%, Due 8/15/2020*...................          750      1,046
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   1,046
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                   3,648
                                                                            --------
U.S. AGENCY OBLIGATIONS - 1.08%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.52%
Federal Home Loan Mortgage Corporation, 5.125%, Due
  10/15/2008*...............................................          500        527
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     527
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.56%
Federal National Mortgage Association, 6.625%, Due
  11/15/2010*...............................................          500        562
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     562
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   1,089
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 11.69%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.51%
Pool 254545, 5.00%, Due 12/1/2017...........................          667        672
Pool 555549, 5.00%, Due 6/1/2018............................          810        816
Pool 254865, 4.50%, Due 9/1/2018............................        1,322      1,303
Pool 545759, 6.50%, Due 7/1/2032............................        1,548      1,611
Pool C01598, 5.00%, Due 8/1/2033............................          967        938
Pool C01786, 5.50%, Due 2/1/2034............................        1,471      1,470
Pool 725238, 5.00%, Due 3/1/2034............................          789        765
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   7,575
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.18%
Pool 780454, 7.00%, Due 10/15/2026..........................          553        590
Pool 002379, 8.00%, Due 2/20/2027...........................          334        363
Pool 781564, 6.00%, Due 2/15/2033...........................          804        824
Pool 781690, 6.00%, Due 12/15/2033..........................        1,126      1,155
Pool 003515, 5.50%, Due 2/20/2034...........................        1,289      1,289
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   4,221
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  11,796
                                                                            --------
ASSET-BACKED SECURITIES - 4.08%
Citibank Credit Card Master Trust I 2000-A1 A1, 6.90%, Due
  10/15/2007................................................        2,000      2,133
Honda Auto Receivables Owner Trust 2003-4 A4, 2.79%, Due
  3/16/2009.................................................        2,000      1,985
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   4,118
                                                                            --------
CORPORATE BONDS - 57.710%
BANKS - 8.6%
Banco Popular North America Inc,
  6.125%, Due 10/15/2006....................................          500        535
  4.25%, Due 4/1/2008.......................................          300        303
Bank One Corporation, 4.90%, Due 4/30/2015*.................          300        286
Branch Banking and Trust Company, 4.875%, Due 1/15/2013.....          800        786
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............          500        543
First Tennessee Bank, NA, 5.75%, Due 12/1/2008..............          300        320

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
FleetBoston Financial Corporation, 8.625%, Due 1/15/2007....  $       200   $    228
HSBC Bank USA, Incorporated, 7.00%, Due 11/1/2006...........        1,500      1,644
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........          300        294
J P Morgan Chase & Company, 6.75%, Due 8/15/2008............          450        495
St. George Bank Limited, 7.15%, Due 10/15/2005, 144A (Note
  A)........................................................        1,510      1,609
Wachovia Corporation, 6.40%, Due 4/1/2008...................        1,500      1,630
                                                                            --------
    TOTAL BANKS.............................................                   8,673
                                                                            --------
FINANCE - 30.66%
AEGON, N.V., 8.00%, Due 8/15/2006...........................          225        250
American Honda Finance Corporation,
  2.875%, Due 4/3/2006, 144A (Note A).......................          650        654
Bear Stearns Companies, Incorporated,
  3.00%, Due 3/30/2006......................................          500        503
  2.875%, Due 7/2/2008......................................          300        287
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........          700        733
Capital One Bank,
  4.25%, Due 12/1/2008......................................        1,000        991
  5.125%, 2/15/2014.........................................          200        191
Cendant Corporation,
  6.875%, Due 8/15/2006.....................................        1,100      1,192
  3.875%, Due 11/27/2011....................................          500        541
Countrywide Home Loan, Incorporated, 3.50%, Due
  12/19/2005................................................        1,250      1,268
Credit Suisse First Boston USA, Incorporated, 5.875%, Due
  8/1/2006..................................................        1,500      1,598
Ford Motor Credit Company, 7.375%, Due 10/28/2009...........        1,700      1,838
General Motors Acceptance Corporation,
  6.75%, Due 1/15/2006......................................        1,000      1,059
  7.25%, Due 3/2/2011.......................................        1,000      1,075
Goldman Sachs Group, Incorporated, 4.75%, Due 7/15/2013.....          675        642
John Hancock Global Funding,
  5.625%, Due 6/27/2006.....................................        1,400      1,485
  3.75%, Due 9/30/2008......................................        1,000        990
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......        1,500      1,616
Household Finance Corporation, 4.75%, Due 7/15/2013.........          400        382
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................          725        789
Lehman Brothers Holdings, Incorporated, 3.50%, Due
  8/7/2008..................................................        1,000        982
Lincoln National Corporation, 4.75%, Due 2/15/2014..........          500        478
MassMutual Global Funding II, 3.80%, Due 4/15/2009, 144A
  (Note A)..................................................        1,000        991
Merrill Lynch & Company, Incorporated, 6.56%, Due
  12/16/2007................................................          450        499
MetLife, Incorporated, 3.911%, Due 5/15/2005................        1,000      1,018
Monumental Global Funding, 3.85%, Due 3/3/2008, 144A (Note
  A)........................................................          450        452
Morgan Stanley, 6.10%, Due 4/15/2006........................          550        586
PHH Corporation, 6.00%, Due 3/1/2008........................          300        321
Prudential Financial, Incorporated, 4.50%, Due 7/15/2013....          375        353
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................        2,000      2,154
Salomon, Incorporated, 6.75%, Due 1/15/2006.................        1,000      1,071
SLM Corporation, 5.125%, Due 8/27/2012......................          450        452
Synovus Financial Corporation,
  7.25%, Due 12/15/2005.....................................        1,500      1,616
  4.875%, Due 2/15/2013.....................................          300        294
Transamerica Corporation, 6.75%, Due 11/15/2006.............        1,000      1,080
Verizon Global Funding Corporation, 4.375%, Due 6/1/2013*...          200        186

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Washington Mutual, Incorporated, 4.625%, Due 4/1/2014.......  $       350   $    324
                                                                            --------
    TOTAL FINANCE...........................................                  30,941
                                                                            --------
INDUSTRIAL - 17.41%
AmeriPath, Incorporated, 10.50%, Due 4/1/2013...............          400        410
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........          500        597
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...          600        649
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............          300        296
Bunge Limited Finance Corporation, 5.35%, Due 4/15/2014,
  144A (Note A).............................................          500        487
Citadel Broadcasting Corporation, 1.875%, Due 2/15/2011,
  144A (Note A).............................................          140        133
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................          250        276
DaimlerChrysler North America,
  4.75%, Due 1/15/2008......................................          500        507
  6.50%, Due 11/15/2013.....................................          350        361
Dell Computer Corporation, 6.55%, Due 4/15/2008.............          200        219
Deutsche Telekom International,
  8.25%, Due 6/15/2005......................................          175        186
  3.875%, Due 7/22/2008*....................................          500        497
Dole Food Company, Incorporated, 8.875%, Due 3/15/2011......          400        426
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................          350        337
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....          350        326
Equistar Chemicals, LP, 10.625%, Due 5/1/2011...............          400        448
First Data Corporation, 3.375%, Due 8/1/2008................        1,000        983
France Telecom SA, 8.75%, Due 3/10/2011.....................          500        591
Freeport-McMoRan Copper & Gold, Incorporated, 10.125%, Due
  2/1/2010..................................................          400        440
Hertz Corporation, 4.70%, Due 10/2/2006.....................          900        911
International Business Machines Corporation, 4.75%, Due
  11/29/2012................................................          200        198
Jacuzzi Brands, Incorporated, 9.625%, Due 7/1/2010..........          400        448
Legrand SA, 8.50%, Due 2/15/2025............................          400        422
Mediacom Communications Corporation, 9.50%, Due
  1/15/2013*................................................          400        398
Nabors Industries, Incorporated, 0.00%, Due 5/15/2023.......          280        262
Northrop Grumman Corporation, 7.125%, Due 2/15/2011.........          860        967
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......          200        223
Pope & Talbot, Incorporated, 8.375%, Due 6/1/2013...........          355        367
Royal Caribbean Cruises Limited, 7.50%, Due 10/15/2027......          400        389
Saks, Incorporated, 2.00%, Due 3/15/2024, 144A (Note A).....          140        141
Simon Property Group, 7.625%, Due 5/15/2005, 144A (Note
  A)........................................................        1,365      1,434
Sprint Capital Corporation,
  6.00%, Due 1/15/2007......................................        1,200      1,276
  8.375%, Due 3/15/2012.....................................          175        205
Union Pacific Corporation, 6.50%, Due 4/15/2012.............          350        383
Verizon Virginia, 4.625%, Due 3/15/2013.....................        1,000        947
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011,
  144A (Note A).............................................          400        425
                                                                            --------
    TOTAL INDUSTRIAL........................................                  17,565
                                                                            --------
PHARMACEUTICAL - 0.29%
Teva Pharmaceuticals,
  0.25%, Due 2/1/2024.......................................          120        122
  0.50%, Due 2/1/2024.......................................          170        172
                                                                            --------
    TOTAL PHARMACEUTICAL....................................                     294
                                                                            --------
UTILITY - 0.75%
Calpine Corporation, 8.50%, Due 2/15/2011*..................          500        350

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Teco Energy, Incorporated, 7.50%, Due 6/15/2010.............  $       400   $    409
                                                                            --------
    TOTAL UTILITY...........................................                     759
                                                                            --------
    TOTAL CORPORATE BONDS...................................                  58,232
                                                                            --------
CONVERTIBLE BONDS - 14.20%
CONSUMER DISCRETIONARY - 0.98%
General Motors Corporation, 6.25%, Due 7/15/2033............           16        491
Lear Corporation, 0.00%, Due 2/20/2022......................          950        493
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     984
                                                                            --------
ENERGY - 0.43%
Centerpoint Energy, Incorporated, 3.75%, Due 5/15/2023, 144A
  (Note A)..................................................          390        434
                                                                            --------
    TOTAL ENERGY............................................                     434
                                                                            --------
FINANCIALS - 3.14%
American Financial Group, Incorporated, 1.486%, Due
  6/2/2033..................................................          325        141
Americredit Corporation, 1.75%, Due 11/15/2023, 144A (Note
  A)........................................................          200        223
Financial Federal Corporation, 2.00%, Due 4/15/2034, 144A
  (Note A)..................................................          285        278
Franklin Resources, Incorporated, 0.00%, Due 5/11/2031......          440        279
IOS Capital, LLC, 5.00%, Due 5/1/2007, 144A (Note A)........          130        137
QLT, Incorporated, 3.00%, Due 9/15/2023, 144A (Note A)......          250        437
Silicon Valley Bancshares, 0.00%, Due 6/15/2008.............          240        276
SLM Corporation, 4.00%, Due 1/15/2009.......................        1,000        994
Travelers Property Casualty Corporation, 4.50%, Due
  4/15/2032.................................................           17        406
                                                                            --------
    TOTAL FINANCIALS........................................                   3,171
                                                                            --------
HEALTH CARE - 1.20%
Health Management Association, Incorporated, 1.50%, Due
  8/1/2023..................................................          480        522
Invitrogen Corporation, 2.00%, Due 8/1/2023, 144A (Note
  A)........................................................          250        319
Watson Pharmaceuticals, Incorporated, 1.75%, Due 3/15/2023,
  144A (Note A).............................................          335        368
                                                                            --------
    TOTAL HEALTH CARE.......................................                   1,209
                                                                            --------
INDUSTRIALS - 8.45%
Agilent Technologies, Incorporated, 3.00%, Due 12/1/2021....          510        535
Andrew Corporation, 3.25%, Due 8/15/2013, 144A (Note A).....          425        645
Apogent Technologies, Incorporated, 2.25%, Due 10/15/2021...          530        594
Avnet, Incorporated, 2.00%, Due 3/15/2034...................          270        272
Carnival Corporation, 0.00%, Due 10/24/2021.................          715        538
EMC Corporation, 4.50%, Due 4/1/2007........................          240        263
Fisher Scientific International, Incorporated, 3.25%, Due
  3/1/2024..................................................          160        171
GrafTech International Limited, 1.625%, Due 1/15/2024, 144A
  (Note A)..................................................          210        184
Halliburton Company, 3.125%, Due 7/15/2023, 144A (Note A)...          210        229
International Game Technology, 0.00%, Due 1/29/2033.........          315        264
Juniper Networks, Incorporated, 0.00%, Due 6/15/2008, 144A
  (Note A)..................................................          215        280
Kaydon Corporation, 4.00%, Due 5/23/2023, 144A (Note A).....          230        266
Kulicke & Soffa Industries, Incorporated, 0.50%, Due
  11/30/2008, 144A (Note A).................................          300        245
Leucadia National Corporation, 7.00%, Due 8/15/2013.........          400        408
Liberty Media Corporation, 0.75%, Due 3/30/2023, 144A (Note
  A)........................................................          355        399
LSI Logic Corporation, 4.00%, Due 5/15/2010, 144A (Note
  A)........................................................          228        232
Morgan Stanley Group, Incorporated, 0.25%, Due 4/1/2009.....          560        563
Red Hat, Incorporated, 0.50%, Due 1/15/2024, 144A (Note
  A)........................................................          145        168
Schlumberger Limited, 2.125%, Due 6/1/2023*.................          280        287
STMicroelectronics NV, 0.00%, Due 7/5/2013..................          500        494
Teradyne, Incorporated, 3.75%, Due 10/15/2006...............          240        252

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Tyco International Group S.A.,
  2.75%, Due 1/15/2018, 144A (Note A).......................  $       375   $    491
  2.75%, Due 1/15/2018......................................          575        753
                                                                            --------
    TOTAL INDUSTRIALS.......................................                   8,533
                                                                            --------
    TOTAL CONVERTIBLE BONDS.................................                  14,331
                                                                            --------
                                                                SHARES
                                                              -----------
CONVERTIBLE PREFERRED STOCK - 4.02%
CONSUMER DISCRETIONARY - 0.53%
Ford Motor Company Capital Trust II.........................        9,400        530
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     530
                                                                            --------
ENERGY - 1.01%
Amerada Hess Corporation....................................        4,900        329
Kerr-McGee Corporation......................................        8,500        443
New York Community Capital Trust V..........................        3,800        251
                                                                            --------
    TOTAL ENERGY............................................                   1,023
                                                                            --------
FINANCIALS - 1.43%
Cummins Capital Trust I*....................................        4,000        284
Franklin Resources, Incorporated............................        5,200        285
Prudential Financial, Incorporated*.........................        7,100        480
Washington Mutual, Incorporated.............................        7,200        395
                                                                            --------
    TOTAL FINANCIALS........................................                   1,444
                                                                            --------
INDUSTRIALS - 1.05%
AutoDesk, Incorporated......................................        8,800        295
Interpublic Group of Companies, Incorporated................        3,850        221
Motorola, Incorporated......................................        8,500        426
Phelps Dodge Corporation....................................          840        122
                                                                            --------
    TOTAL INDUSTRIALS.......................................                   1,064
                                                                            --------
    TOTAL CONVERTIBLE PREFERRED STOCK.......................                   4,061
                                                                            --------
COMMON STOCK - 3.49%
CONSUMER DISCRETIONARY - 2.17%
Bausch and Lomb, Incorporated...............................       10,600        666
Home Depot, Incorporated....................................       13,600        479
McDonald's Corporation......................................       15,500        422
Tyson Foods, Incorporated...................................       33,000        618
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                   2,185
                                                                            --------
FINANCIALS - 0.54%
MBIA, Incorporated..........................................        9,300        548
                                                                            --------
    TOTAL FINANCIALS........................................                     548
                                                                            --------
INFORMATION TECHNOLOGY - 0.78%
Avaya, Incorporated.........................................       39,500        540
Cisco Systems, Incorporated.................................       11,700        244
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                     784
                                                                            --------
    TOTAL COMMON STOCK......................................                   3,517
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 9.63%
American AAdvantage Money Market Select Fund (Note B).......    9,717,609   $  9,718
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                   9,718
                                                                            --------
    TOTAL INVESTMENTS - 109.52% (COST $110,019).............                 110,510
                                                                            --------
    LIABILITIES, NET OF OTHER ASSETS - (9.52%)..............                  (9,602)
                                                                            --------
    TOTAL NET ASSETS - 100%.................................                $100,908
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of the securities amounted to $14,448 or 14.32% of net assets.

(B) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of the security is on loan at April 30, 2004. See Note 4.

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 8.76%
U.S. TREASURY BONDS - 3.49%
7.50%, Due 11/15/2016*......................................  $      500    $    622
9.125%, Due 5/15/2018*......................................         500         707
6.875%, Due 8/15/2025*......................................         870       1,038
6.25%, Due 5/15/2030*.......................................         600         674
5.375%, Due 2/15/2031*......................................       1,250       1,267
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   4,308
                                                                            --------
U.S. TREASURY NOTES - 5.27%
1.625%, Due 9/30/2005*......................................       2,000       1,992
4.625%, Due 5/15/2006*......................................       1,650       1,724
2.625%, Due 5/15/2008*......................................          65          64
3.00%, Due 7/15/2012*.......................................         853         922
4.00%, Due 2/15/2014*.......................................       1,880       1,806
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                   6,508
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  10,816
                                                                            --------
U.S. AGENCY OBLIGATIONS - 7.43%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.12%
5.125%, Due 10/15/2008*.....................................         500         527
5.875%, Due 3/21/2011.......................................         380         403
5.00%, Due 3/1/2018.........................................       1,974       1,990
6.00%, Due 1/1/2033.........................................         769         787
6.00%, Due 8/1/2033.........................................         934         956
5.50%, Due 11/1/2033........................................         871         870
6.00%, Due 11/1/2033........................................       1,054       1,079
6.50%, Due 11/1/2033........................................         900         938
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   7,550
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.31%
5.125%, Due 1/2/2014*.......................................         545         536
7.25%, Due 5/15/2030*.......................................         900       1,076
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   1,612
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   9,162
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 31.87%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.99%
Pool #G11202, 6.00%, Due 11/1/2016..........................         409         427
Pool #B12563, 5.00%, Due 2/1/2019...........................         653         658
Pool #E01602, 4.50%, Due 3/1/2019...........................         993         979
Pool #G00738, 8.00%, Due 7/1/2027...........................         332         361
Pool #C01598, 5.00%, Due 8/1/2033...........................       1,208       1,172
Pool #A16690, 6.00%, Due 12/1/2033..........................       1,067       1,092
Pool #C01786, 5.50%, Due 2/1/2034...........................       1,471       1,470
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   6,159
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.81%
Pool #488099, 5.50%, Due 2/1/2014...........................         748         771
Pool #323788, 6.50%, Due 6/1/2014...........................         112         119
Pool #323789, 6.00%, Due 6/1/2014...........................         330         345
Pool #535846, 6.00%, Due 4/1/2016...........................         809         844
Pool #545449, 6.50%, Due 2/1/2017...........................         862         914

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Pool #545823, 5.50%, Due 8/1/2017...........................  $      902    $    927
Pool #254545, 5.00%, Due 12/1/2017..........................       1,334       1,344
Pool #555549, 5.00%, Due 6/1/2018...........................       1,215       1,224
Pool #254865, 4.50%, Due 9/1/2018...........................       1,133       1,117
Pool #761337, 5.00%, Due 4/1/2019...........................         498         501
Pool #100293, 9.50%, Due 8/1/2029...........................         294         330
Pool #545759, 6.50%, Due 7/1/2032...........................         260         270
Pool #705607, 6.00%, Due 6/1/2033...........................         351         359
Pool #713706, 5.50%, Due 8/1/2033...........................       1,849       1,846
Pool #730570, 6.00%, Due 8/1/2033...........................         951         974
Pool #727223, 5.50%, Due 9/1/2033...........................         717         716
Pool #740238, 6.00%, Due 9/1/2033...........................         159         163
Pool #741901, 5.50%, Due 10/1/2033..........................         680         679
Pool #749219, 5.50%, Due 10/1/2033..........................         158         157
Pool #555880, 5.50%, Due 11/1/2033..........................       2,016       2,013
Pool #758322, 5.50%, Due 12/1/2033..........................       1,882       1,879
Pool #725238, 5.00%, Due 3/1/2034...........................       1,183       1,147
Pool #765304, 5.50%, Due 3/1/2034...........................         282         281
TBA, 15yr, 6.00%............................................       1,462       1,526
TBA, 30yr, 6.50%............................................         288         300
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                  20,746
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.07%
Pool #780921, 7.00%, Due 11/15/2013.........................         530         569
Pool #780085, 11.50%, Due 8/15/2018.........................         213         243
Pool #780400, 7.00%, Due 12/15/2025.........................         740         791
Pool #780509, 6.50%, Due 2/15/2027..........................         382         400
Pool #780615, 6.50%, Due 8/15/2027..........................         757         793
Pool #780680, 6.50%, Due 11/15/2027.........................         634         664
Pool #780747, 6.50%, Due 3/15/2028..........................       1,109       1,161
Pool #780936, 7.50%, Due 12/15/2028.........................         484         521
Pool #781273, 6.00%, Due 4/15/2031..........................         947         974
Pool #555732, 6.50%, Due 3/15/2032..........................         274         286
Pool #781564, 6.00%, Due 2/15/2033..........................       1,179       1,209
Pool #616094, 6.00%, Due 11/15/2033.........................         805         826
Pool #781690, 6.00%, Due 12/15/2033.........................         866         888
Pool #003515, 5.50%, Due 2/20/2034..........................       1,906       1,906
Pool #003517, 6.00%, Due 2/20/2034..........................       1,176       1,205
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                  12,436
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  39,341
                                                                            --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.24%
Banc American Commercial Mortgage, Incorporated 2003-2 A2,
  4.342%, Due 3/11/2041.....................................         435         433
General Electric Commercial Mortgage Corporation 2003-C2 A2,
  4.17%, Due 7/10/2037......................................         515         514
J P Morgan Chase Commercial Mortgage Securities Corporation
  2003-CB7 A3, 4.449%, Due 1/12/2038........................         660         650
Morgan Stanley Dean Witter Discover & Company 2003-T11 A2,
  4.34%, Due 6/13/2041......................................         495         494
Wachovia Bank Commercial Mortgage Trust 2003-C5 A2, 3.989%,
  Due 6/15/2035.............................................         730         675
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                   2,766
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 46.27%
FINANCIAL - 21.98%
AEGON, N.V., 8.00%, Due 8/15/2006...........................  $      300    $    334
American General Finance Corporation, 5.375%, Due
  9/1/2009..................................................         240         253
Assurant, Incorporated, 5.625%, Due 2/15/2014, 144A (Note
  A)........................................................         290         291
Banco Popular North America Inc, 4.25%, Due 4/1/2008........         400         403
Bank of America Corporation, 6.25%, Due 4/1/2008............         390         424
Bank One Corporation, 4.90%, Due 4/30/2015*.................         400         381
Bear Stearns Companies, Incorporated, 2.875%, Due
  7/2/2008..................................................         400         383
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............         400         394
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........         650         681
Branch Banking & Trust Company, 4.875%, Due 1/15/2013.......         400         393
Capital One Bank,
  6.70%, Due 5/15/2008......................................         350         380
  5.75%, Due 9/15/2010......................................         235         244
  5.125%, Due 2/15/2014*....................................         350         335
Caterpillar Financial Services, 2.625%, Due 1/30/2007.......         600         592
Cendant Corporation, 6.875%, Due 8/15/2006..................         690         747
Citigroup, Incorporated, 6.50%, Due 1/18/2011...............         465         514
Countrywide Home Loan, Incorporated,
  3.50%, Due 12/19/2005.....................................         750         761
  3.25%, Due 5/21/2008......................................         565         548
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............         600         651
John Deere Capital Corporation, 3.75%, Due 1/13/2009........         500         492
Deutsche Telekom International Finance Corporation, 8.00%,
  Due 6/15/2010.............................................         350         413
First Tennessee Bank, NA, 5.75%, Due 12/1/2008..............         475         506
Fleet Norstar Financial Group, Incorporated, 8.625%, Due
  1/15/2007.................................................         400         456
Ford Motor Credit Company,
  6.50%, Due 1/25/2007......................................         380         402
  7.375, Due 10/28/2009.....................................       1,200       1,297
General Electric Capital Corporation,
  3.25%, Due 6/15/2009......................................         595         572
General Motors Acceptance Corporation,
  6.125%, Due 8/28/2007.....................................         320         338
  7.25%, Due 3/2/2011.......................................       1,000       1,075
  8.375%, Due 7/15/2033.....................................         345         373
Goldman Sachs Group, Incorporated, 4.75%, Due 7/15/2013.....         675         642
John Hancock Global Funding, 3.75%, Due 9/30/2008...........         500         495
Household Finance Corporation,
  6.375%, Due 11/27/2012....................................         355         382
  4.75%, Due 7/15/2013......................................         200         191
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........         400         392
International Lease Finance Corporation,
  3.30%, Due 1/23/2008......................................         380         372
  6.375%, Due 3/15/2009.....................................         550         598
Lincoln National Corporation, 4.75%, Due 2/15/2014..........         300         286
Merrill Lynch & Company, Incorporated,
  3.00%, Due 4/30/2007......................................         955         945
  6.56%, Due 12/16/2007.....................................         750         831
Monumental Global Funding, 3.85%, Due 3/3/2008, 144A (Note
  A)........................................................         750         753
JP Morgan Chase & Company, 6.75%, Due 8/15/2008.............         625         688
Morgan Stanley, 4.75%, Due 4/1/2014.........................         500         467

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
PHH Corporation, 6.00%, Due 3/1/2008........................  $      400    $    426
PNC Funding Corporation, 7.50%, Due 11/1/2009...............         495         570
Prudential Financial, Incorporated,
  3.75%, Due 5/1/2008.......................................         300         298
  4.50%, Due 7/15/2013......................................         300         283
SLM Corporation,
  3.95%, Due 8/15/2008......................................         450         450
  5.125%, Due 8/27/2012.....................................         750         752
Sprint Capital Corporation,
  6.125%, Due 11/15/2008....................................         375         401
  8.375%, Due 3/15/2012.....................................         150         176
  8.75%, Due 3/15/2032......................................         225         269
Synovus Financial Corporation, 4.875%, Due 2/15/2013........         400         392
US Bank, NA, 5.70%, Due 12/15/2008..........................         460         502
Verizon Global Funding Corporation, 4.375%, Due 6/1/2013....         400         372
Washington Mutual Financial Corporation,
  6.875%, Due 5/15/2011.....................................         250         285
  4.625%, Due 4/1/2014......................................         300         277
                                                                            --------
    TOTAL FINANCIAL.........................................                  27,128
                                                                            --------
INDUSTRIAL - 20.61%
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................         500         527
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........         748         893
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................         800         866
  8.125%, Due 5/1/2012......................................         880       1,027
  8.75%, Due 3/1/2031.......................................         320         390
Atlantic Richfield Company,
  9.125%, Due 3/1/2011......................................         330         415
  8.50%, Due 4/1/2012.......................................         315         389
Baxter International, Incorporated, 5.25%, Due 5/1/2007.....         415         436
Bristol Myers Squibb Company, 4.00%, Due 8/15/2008, 144A
  (Note A)..................................................         490         491
Bunge Limited Finance Corporation, 7.80%, Due 10/15/2012....         350         404
Carnival Corporation, 3.75%, Due 11/15/2007.................         505         504
Cendant Corporation, 6.25%, Due 1/15/2008...................         330         356
Clear Channel Communications, 4.40%, Due 5/15/2011..........         715         687
Comcast Cable Communications,
  7.625%, Due 2/15/2008.....................................         380         422
  6.75%, Due 1/30/2011......................................         385         422
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026*....................................         530         591
  7.00%, Due 10/1/2028......................................         400         432
ConocoPhillips, 3.625%, Due 10/15/2007......................         575         579
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................         250         275
DaimlerChrysler North America,
  4.75%, Due 1/15/2008......................................         625         634
  6.50%, Due 11/15/2013.....................................         300         309
Dell Computer Corporation, 6.55%, Due 4/15/2008.............         400         439
The Walt Disney Company, 5.375%, Due 6/1/2007...............         360         378
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................         300         289
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....         300         280
France Telecom SA, 8.75%, Due 3/1/2011......................         450         532

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Harley Davidson, Incorporated, 2.69%, Due 4/15/2011.........  $      650    $    647
Hertz Corporation, 4.70%, Due 10/2/2006.....................         450         456
Hewlett Packard Company, 5.75%, Due 12/15/2006..............         425         453
International Business Machines Corporation,
  4.875%, Due 10/1/2006.....................................         470         493
  4.75%, Due 11/29/2012.....................................         400         395
Kerr McGee Corporation, 5.875%, Due 9/15/2006...............         480         508
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............         470         545
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................         300         331
Norfolk Southern Corporation, 7.05%, Due 5/1/2037...........         255         273
Northrop Grumman Corporation, 7.125%, Due 2/15/2011.........         500         562
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......         400         446
Pepsi Bottling Group, Incorporated, 7.00%, Due 3/1/2029.....         575         641
Pulte Homes, Incorporated, 5.25%, Due 1/15/2014.............         225         215
Reed Elsevier Capital, Incorporated, 6.125%, Due 8/1/2006...         485         522
Schering Plough Corporation, 6.50%, Due 12/1/2033...........         615         624
Simon Property Group, 7.625%, Due 5/15/2005, 144A (Note
  A)........................................................         150         158
Target Corporation, 7.00%, Due 7/15/2031....................         550         613
Time Warner, Incorporated, 7.625%, Due 4/15/2031............         255         279
Union Oil Company of California, 7.90%, Due 4/18/2008.......         100         112
Union Pacific Corporation, 6.50%, Due 4/15/2012.............         200         219
Univision Communications, Incorporated, 3.875%, Due
  10/15/2008................................................         390         383
Verizon Communications, Incorporated, 6.36%, Due
  4/15/2006.................................................         335         358
Verizon Virginia, 4.625%, Due 3/15/2013.....................         400         379
Verizon Wireless Capital, LLC, 5.375%, Due 12/15/2006.......         345         364
Viacom, Incorporated, 5.625%, Due 8/15/2012.................         495         515
Wal-Mart Stores, Incorporated, 7.55%, Due 2/15/2030.........         550         659
Weyerhaeuser Company, 5.95%, Due 11/1/2008..................         380         406
Wyeth Corporation,
  6.70%, Due 3/15/2011......................................         550         608
  5.50%, Due 2/1/2014.......................................         315         314
                                                                            --------
    TOTAL INDUSTRIAL........................................                  25,445
                                                                            --------
UTILITIES - 3.24%
AEP Texas Central Company, 6.65%, Due 2/15/2033.............         155         159
Appalachian Power Company, 5.95%, Due 5/15/2033.............         230         216
Consolidated Natural Gas Company, 6.875%, Due 10/15/2026....         390         421
Devon Energy Corporation, 2.75%, Due 8/1/2006...............         465         463
Dominion Resources, Incorporated, 5.00%, Due 3/15/2013......         300         292
Enterprise Products Partners LP, 7.50%, Due 2/1/2011........         260         290
Marathon Oil Corporation, 5.375%, Due 6/1/2007..............         500         527
MidAmerican Energy Holdings Company,
  3.50%, Due 5/15/2008......................................         360         351
  5.875%, Due 10/1/2012.....................................         400         413
Public Service Enterprise Group, Incorporated, 6.95%, Due
  6/1/2012..................................................         385         425
Xcel Energy, Incorporated, 7.00%, Due 12/1/2010.............         400         448
                                                                            --------
    TOTAL UTILITIES.........................................                   4,005
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
FOREIGN - 0.44%
Quebec Province, 4.875%, Due 5/5/2014.......................  $      305    $    301
United Mexican States, 7.50%, Due 4/8/2033..................         240         238
                                                                            --------
    TOTAL FOREIGN...........................................                     539
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  57,117
                                                                            --------
ASSET-BACKED SECURITIES - 1.45%
MBNA Credit Card Master Trust 2003-A7 A7, 2.65%, Due
  11/15/2010................................................         800         766
Master Asset Securitization Trust 2002-6 2A1, 5.75%, Due
  10/25/2017................................................       1,009       1,028
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   1,794
                                                                            --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 14.57%
American AAdvantage Money Market Select Fund (Note B).......  15,352,630      15,353
AMR Investments Enhanced Cash Business Trust (Note B).......   2,637,652       2,638
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                  17,991
                                                                            --------
TOTAL INVESTMENTS - 112.59% (COST $139,696).................                 138,987
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (12.59%).................                 (15,543)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $123,444
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,374 or 1.92% of net assets.

(B) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of this security is on loan at April 30, 2004. See Note 4.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.54%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.65%
Pool #E44213, 7.00%, Due 1/1/2008...........................  $      338    $    358
Pool #G10084, 6.50%, Due 3/1/2008...........................         542         572
Pool #E00228, 6.50%, Due 7/1/2008...........................         409         435
Pool #G10791, 6.00%, Due 3/1/2013...........................         171         179
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   1,544
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.10%
Pool #050763, 7.00%, Due 7/1/2008...........................         191         203
Pool #050952, 6.50%, Due 12/1/2008..........................         469         499
Pool #252448, 5.50%, Due 4/1/2009...........................         459         476
Pool #313430, 6.50%, Due 3/1/2012...........................         470         499
Pool #323223, 6.50%, Due 7/1/2013...........................         354         375
Pool #439957, 6.00%, Due 11/1/2013..........................         299         313
Pool #323980, 6.00%, Due 4/1/2014...........................         749         784
Pool #545038, 6.00%, Due 9/1/2014...........................         663         694
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   3,843
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.790%
Pool #780286, 7.00%, Due 6/15/2008..........................         530         563
Pool #351992, 6.00%, Due 12/15/2008.........................       1,060       1,120
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   1,683
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   7,070
                                                                            --------
CORPORATE OBLIGATIONS - 75.85%
FINANCIAL - 54.21%
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................       1,150       1,157
Bank of America Corporation, 5.25%, Due 2/1/2007............       2,000       2,108
Bank One Corporation, 7.625%, Due 8/1/2005..................       2,000       2,134
Bear Stearns Companies, Incorporated, 3.00%, Due
  3/30/2006.................................................       2,000       2,012
Boeing Capital Corporation, 5.65%, Due 5/15/2006............       1,252       1,321
Capital One Bank, 6.70%, Due 5/15/2008......................       1,100       1,194
Caterpillar Financial Services, 2.35%, Due 9/15/2006........       2,500       2,465
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............       2,000       2,138
Countrywide Funding Corporation, 3.50%, Due 12/19/2005......       2,200       2,232
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....       2,500       2,513
General Electric Capital Corporation, 2.75%, Due 9/25/2006
  *.........................................................       1,000       1,000
General Motors Acceptance Corporation, 6.75%, Due
  1/15/2006.................................................       3,000       3,177
Goldman Sachs Group, Incorporated, 7.625%, Due 8/17/2005....       2,000       2,133
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......       2,500       2,694
Household Finance Corporation, 8.00%, Due 5/9/2005..........       2,000       2,118
International Lease Finance Corporation, 2.95%, Due
  5/23/2006.................................................       2,000       2,004
John Hancock Global Funding, 5.625%, Due 6/27/2006..........       1,000       1,061
Merrill Lynch & Company, Incorporated, 7.00%, Due
  3/15/2006.................................................       1,660       1,798
MetLife, Incorporated, 3.911%, Due 5/15/2005................       2,500       2,544
Monumental Global Funding, 5.20%, Due 1/30/2007, 144A (Note
  A)........................................................       1,200       1,259
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................       3,000       3,231
Simon Property Group, Incorporated, 7.75%, Due 8/15/2004,
  144A (Note A).............................................       1,090       1,108
SLM Corporation, 2.90%, Due 7/1/2005........................       2,000       2,021

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Synovus Financial Corporation, 7.25%, Due 12/15/2005........  $    2,500    $  2,694
Wachovia Corporation, 6.40%, Due 4/1/2008...................       2,500       2,717
                                                                            --------
    TOTAL FINANCIAL.........................................                  50,833
                                                                            --------
INDUSTRIAL - 21.64%
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...       1,400       1,515
Cendant Corporation, 6.875%, Due 8/15/2006..................       2,140       2,319
Conagra Foods, Incorporated, 9.875%, Due 11/15/2005.........       1,000       1,104
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................       1,960       2,160
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........       1,500       1,522
Deutsche Telekom International Finance Corporation, 8.25%,
  Due 6/15/2005.............................................         325         346
Hertz Corporation, 4.70%, Due 10/2/2006.....................       3,000       3,038
Kroger Company, 7.375%, Due 3/1/2005........................       1,000       1,044
Northrop Grumman Corporation, 7.00%, Due 3/1/2006...........       2,000       2,154
Sprint Capital Corporation, 6.00%, Due 1/15/2007............       1,800       1,913
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000       1,068
Verizon Wireless Capital, 5.375%, Due 12/15/2006............       2,000       2,110
                                                                            --------
    TOTAL INDUSTRIAL........................................                  20,293
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  71,126
                                                                            --------
ASSET-BACKED SECURITIES - 13.57%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007......................................       2,395       2,500
Capital Auto Receivables Asset Trust 2002-2 A4, 4.50%, Due
  10/15/2007................................................       2,000       2,051
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007.................................................       2,000       2,035
Chemical Master Credit Card Trust 1996-2 A, 5.98%, Due
  9/15/2008.................................................       3,000       3,161
Nissan Auto Receivables Owner Trust 2004-A A3, 2.01%, Due
  11/15/2007................................................       1,000         990
USAA Auto Owner Trust 2004-1 A3, 2.06%, Due 4/15/2008.......       2,000       1,982
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                  12,719
                                                                            --------
                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 1.72%
American AAdvantage Money Market Select Fund (Note B).......   1,614,633       1,615
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                   1,615
                                                                            --------
TOTAL INVESTMENTS - 98.68% (COST $92,044)...................                  92,530
                                                                            --------
OTHER ASSETS, NET OF LIABILITIES - 1.32%....................                   1,233
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $ 93,763
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,755 or 7.20% of net assets.

(B) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of this security is on loan at April 30, 2004. See Note 4.

                             See accompanying notes
--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004 (unaudited)
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP
                                                               BALANCED        VALUE        GROWTH
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
ASSETS:
    Investments in unaffiliated securities, at value(A).....  $   582,541   $   663,324   $   56,661
    Investments in affiliated securities, at value(B).......      110,614        74,050        1,302
    Investments in Portfolio, at value......................           --            --           --
    Cash....................................................           --            --           26
    Foreign currency, at value(C)...........................           --            --           --
    Dividends and interest receivable.......................        2,487           941           37
    Receivable for investments sold.........................        2,891         3,706          992
    Receivable for foreign currency sold....................           --            --           --
    Receivable for fund shares sold.........................          177           651          114
    Receivable for variation margin on open futures
      contracts.............................................           --            --           --
    Other assets............................................           --             4           --
                                                              -----------   -----------   ----------
        TOTAL ASSETS........................................      698,710       742,676       59,132
                                                              -----------   -----------   ----------
LIABILITIES:
    Payable for investments purchased.......................        9,279         6,387        1,058
    Payable upon return of securities loaned................       57,658        27,299          789
    Payable for fund shares redeemed........................        1,421         1,446           --
    Payable for variation margin on open futures
      contracts.............................................          386           342            3
    Dividends payable.......................................           --            --           --
    Management and investment advisory fees payable (Note
      2)....................................................          471           557          102
    Other liabilities.......................................          110           107            8
                                                              -----------   -----------   ----------
        TOTAL LIABILITIES...................................       69,325        36,138        1,960
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   629,385   $   706,538   $   57,172
                                                              ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      545,623       611,878       65,090
    Undistributed net investment income.....................        3,344         1,438           24
    Accumulated net realized gain (loss)....................        6,685       (29,653)     (13,493)
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................       73,733       122,875        5,551
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   629,385   $   706,538   $   57,172
                                                              ===========   ===========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................      581,812     1,748,029          109
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................    1,149,021     1,937,730          N/A
                                                              ===========   ===========   ==========
    Service Class...........................................          N/A           N/A          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................   45,978,616    37,993,362    9,843,493
                                                              ===========   ===========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     13.64   $     17.18   $     5.80
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................  $     13.00   $     16.55          N/A
                                                              ===========   ===========   ==========
    Service Class...........................................          N/A           N/A          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................  $     13.19   $     16.96   $     5.81
                                                              ===========   ===========   ==========
---------------
(A) Cost of investments in unaffiliated securities..........  $   508,394   $   540,027   $   51,100
(B) Cost of investments in affiliated securities............  $   110,614   $    74,050   $    1,302
(C) Cost of Foreign currency................................  $        --   $        --   $       --

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SMALL CAP    INTERNATIONAL    EMERGING    HIGH YIELD     ENHANCED     INTERMEDIATE   SHORT-TERM
      VALUE         EQUITY        MARKETS        BOND         INCOME          BOND          BOND
   -----------   -------------   ----------   -----------   -----------   ------------   -----------
                                            (IN THOUSANDS)
   $   707,075    $        --    $   71,919   $   307,460   $   100,792   $   120,996    $    90,915
       186,878             --         5,210         8,912         9,718        17,991          1,615
            --      1,462,640            --            --            --            --             --
            --             --            --            23            --            --             --
            --             --         1,086            --            --            --             --
           541             --           267         6,839         1,000         1,205          1,124
         5,752             --           803         3,521           412           837             --
            --             --           498            --            --            --             --
         3,129          2,339            17           250             2           346            175
            --             --            --            --            --            --             --
             1             --            --            12            --            --             --
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
       903,376      1,464,979        79,800       327,017       111,924       141,375         93,829
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
         6,372             --         1,863         5,491         3,224         4,170             --
       106,829             --         2,427        25,441         7,574        13,707             26
         3,469          1,926           931           210           100             2              3
           966             --            --            --            --            --             --
            --             --            --           154            --            --              8
         1,031            226           209           608            90            27             22
         1,016            108            40            42            28            25              7
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
       119,683          2,260         5,470        31,946        11,016        17,931             66
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
   $   783,693    $ 1,462,719    $   74,330   $   295,071   $   100,908   $   123,444    $    93,763
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
       660,259      1,322,672        60,367       280,425        99,996       131,504        103,424
         1,201        (11,399)           99            --           (72)           --         (1,645)
        39,346       (102,391)        2,171         3,289           493        (7,351)        (8,502)
        82,887        253,837        11,693        11,357           491          (709)           486
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
   $   783,693    $ 1,462,719    $   74,330   $   295,071   $   100,908   $   123,444    $    93,763
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
    12,330,572     50,811,313       524,362    14,751,928           N/A        86,140        368,573
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
     7,496,098     13,442,955        41,710    12,773,867    10,032,306       107,909        891,413
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
        39,396             88           N/A           108           N/A           N/A            N/A
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
    24,521,361     21,269,153     5,774,530           N/A           N/A    11,952,313      8,954,103
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     17.75    $     17.10    $    11.69   $     10.72           N/A   $     10.36    $      9.19
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     17.48    $     16.98    $    11.61   $     10.72   $     10.06   $     10.23    $      9.19
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     17.45    $     16.94           N/A   $     10.72           N/A           N/A            N/A
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     17.66    $     17.18    $    11.73           N/A           N/A   $     10.16    $      9.18
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $   620,138            N/A    $   60,199   $   296,103   $   100,301   $   121,705    $    90,429
   $   186,878            N/A    $    5,210   $     8,912   $     9,718   $    17,991    $     1,615
   $        --            N/A    $    1,113   $        --   $        --   $        --    $        --

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                         LARGE CAP   LARGE CAP   SMALL CAP
                                                              BALANCED     VALUE      GROWTH       VALUE
                                                              --------   ---------   ---------   ---------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
    Interest income.........................................  $  4,009    $    22     $    --     $    20
    Dividend income from unaffiliated securities (net of
      foreign taxes)*.......................................     4,486      7,416         274       3,783
    Dividend income from affiliated securities..............       249        247           3         340
    Investment income allocated from the Portfolio..........        --         --          --          --
    Income derived from commission recapture................        11         11           2          84
    Income derived from securities lending, net.............        41         23           4          85
    Expenses allocated from the Portfolio...................        --         --          --          --
                                                              --------    -------     -------     -------
        TOTAL INVESTMENT INCOME.............................     8,796      7,719         283       4,312
                                                              --------    -------     -------     -------
EXPENSES:
    Management and investment advisory fees (Note 2)........       907      1,069         170       1,666
    Administrative service fees (Note 2):
      Institutional Class...................................        11         34          --         189
      PlanAhead Class.......................................        19         32          --         124
    Transfer agent fees:
      Institutional Class...................................         1          3          --          18
      PlanAhead Class.......................................         3          6          --          27
      Service Class.........................................        --         --          --           8
      AMR Class.............................................        11         15           1           7
    Fund Accounting fees....................................       155        186          14         161
    Professional fees.......................................        28         33           3          18
    Registration fees and expenses..........................        13         12           1          23
    Service Fees -- PlanAhead Class (Note 2)................        19         32          --         124
    Other expenses..........................................        57         45           8          57
                                                              --------    -------     -------     -------
        TOTAL EXPENSES......................................     1,224      1,467         197       2,422
                                                              --------    -------     -------     -------
    Less fees waived (Note 2)...............................        --         --          --           8
                                                              --------    -------     -------     -------
        NET EXPENSES........................................     1,224      1,467         197       2,414
                                                              --------    -------     -------     -------
NET INVESTMENT INCOME.......................................     7,572      6,252          86       1,898
                                                              --------    -------     -------     -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................    14,323     22,303       2,308      38,393
      Foreign currency transactions.........................        --         --          --          --
      Futures contracts.....................................     4,304      4,400          18       3,219
    Net realized gain allocated from the Portfolio..........        --         --          --          --
    Change in net unrealized appreciation or depreciation
      of:
      Investments...........................................    19,463     44,457         623      25,371
      Foreign currency translations.........................        --         --          --          --
      Futures contracts.....................................    (1,787)    (1,657)        (14)     (4,368)
    Change in net unrealized gain allocated from the
      Portfolio.............................................        --         --          --          --
                                                              --------    -------     -------     -------
        NET GAIN (LOSS) ON INVESTMENTS......................    36,303     69,503       2,935      62,615
                                                              --------    -------     -------     -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 43,875    $75,755     $ 3,021     $64,513
                                                              ========    =======     =======     =======
    * Foreign taxes.........................................  $     54    $   115          --     $     6

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INTERNATIONAL   EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
        EQUITY       MARKETS       BOND       INCOME        BOND          BOND
     -------------   --------   ----------   --------   ------------   ----------
                                    (IN THOUSANDS)
       $     --      $    --     $11,989     $ 1,541      $ 3,042        $1,692
             --          811          --         120           --            --
             --           11          64          12           20             7
         16,080           --          --          --           --            --
             --           --          --          --           --            --
             --            6          38           4            5             1
         (3,310)          --          --          --           --            --
       --------      -------     -------     -------      -------        ------
         12,770          828      12,091       1,677        3,067         1,700
       --------      -------     -------     -------      -------        ------
             --          363         941         180          161           121
          1,023            6         205          --            1             4
            247            1         164         127            2             9
             92           --          26          --            3             1
             37           --          52          21           --             1
              8           --           7          --           --            --
              5            2          --          --            3             3
             --          174          38          14           16            12
             32            2          12          15            6             5
             29           14          16          --           13            13
            249            1         164         127            2             9
             95            8          11          18           21            11
       --------      -------     -------     -------      -------        ------
          1,817          571       1,636         502          228           189
       --------      -------     -------     -------      -------        ------
              8           --          69          --           --            --
       --------      -------     -------     -------      -------        ------
          1,809          571       1,567         502          228           189
       --------      -------     -------     -------      -------        ------
         10,961          257      10,524       1,175        2,839         1,511
       --------      -------     -------     -------      -------        ------
             --        5,529       3,320         926        1,138           266
             --          690          --          --           --            --
             --           --          --          --           --            --
         52,629           --          --          --           --            --
             --          (71)          4         176       (2,099)         (692)
             --         (668)         --          --           --            --
             --           --          --          --           --            --
         99,610           --          --          --           --            --
       --------      -------     -------     -------      -------        ------
        152,239        5,480       3,324       1,102         (961)         (426)
       --------      -------     -------     -------      -------        ------
       $163,200      $ 5,737     $13,848     $ 2,277      $ 1,878        $1,085
       ========      =======     =======     =======      =======        ======
             --      $   189          --          --           --            --

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                   BALANCED                 LARGE CAP VALUE            LARGE CAP GROWTH
                                           -------------------------   -------------------------   -------------------------
                                           SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                              ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                            APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                              2004          2003          2004          2003          2004          2003
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income................   $  7,572      $ 15,678      $  6,252      $ 12,019       $    86       $   151
    Net realized gain (loss) on
      investments, futures contracts, and
      foreign currency transactions......     18,627        15,761        26,703        (1,324)        2,326          (823)
    Change in net unrealized appreciation
      or depreciation of investments,
      futures contracts, and foreign
      currency translations..............     17,676        65,996        42,800       129,868           609         8,070
    Change in unrealized gain (loss)
      allocated from the Portfolio.......         --            --            --            --            --            --
                                            --------      --------      --------      --------       -------       -------
        NET INCREASE (DECREASE) IN NET
          ASSETS RESULTING FROM
          OPERATIONS.....................     43,875        97,435        75,755       140,563         3,021         7,398
                                            --------      --------      --------      --------       -------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class................       (211)         (105)         (414)         (502)           --            --
      PlanAhead Class....................       (354)         (421)         (344)         (333)           --            --
      AMR Class..........................    (15,797)      (22,194)      (11,675)      (12,821)         (151)         (107)
    Net realized gain on investments:
      Institutional Class................         --            --            --            --            --            --
      PlanAhead Class....................         --            --            --            --            --            --
      AMR Class..........................         --            --            --            --            --            --
                                            --------      --------      --------      --------       -------       -------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS...................    (16,362)      (22,720)      (12,433)      (13,656)         (151)         (107)
                                            --------      --------      --------      --------       -------       -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares........     39,279        72,230        35,834        37,911        10,459        24,357
    Reinvestment of dividends and
      distributions......................     16,359        22,704        12,206        13,368           151           107
    Cost of shares redeemed..............    (33,740)      (96,756)      (48,536)      (83,291)       (5,235)      (10,846)
    Redemption fees......................         --            --            --            --            --            --
                                            --------      --------      --------      --------       -------       -------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS...................     21,898        (1,822)         (496)      (32,012)        5,375        13,618
                                            --------      --------      --------      --------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS....     49,411        72,893        62,826        94,895         8,245        20,909
                                            --------      --------      --------      --------       -------       -------
NET ASSETS:
    Beginning of period..................    579,974       507,081       643,712       548,817        48,927        28,018
                                            --------      --------      --------      --------       -------       -------
    END OF PERIOD*.......................   $629,385      $579,974      $706,538      $643,712       $57,172       $48,927
                                            ========      ========      ========      ========       =======       =======
    * Includes undistributed net
      investment income (loss) of........   $  3,344      $ 11,918      $  1,438      $  7,137       $    24       $    89
                                            ========      ========      ========      ========       =======       =======

                                                SMALL CAP VALUE
                                           -------------------------
                                           SIX MONTHS
                                              ENDED      YEAR ENDED
                                            APRIL 30,    OCTOBER 31,
                                              2004          2003
                                           -----------   -----------
                                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income................   $  1,898      $  2,317
    Net realized gain (loss) on
      investments, futures contracts, and
      foreign currency transactions......     41,612        14,129
    Change in net unrealized appreciation
      or depreciation of investments,
      futures contracts, and foreign
      currency translations..............     21,003        95,651
    Change in unrealized gain (loss)
      allocated from the Portfolio.......         --            --
                                            --------      --------
        NET INCREASE (DECREASE) IN NET
          ASSETS RESULTING FROM
          OPERATIONS.....................     64,513       112,097
                                            --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class................       (522)          (11)
      PlanAhead Class....................       (156)         (371)
      AMR Class..........................     (1,911)       (2,228)
    Net realized gain on investments:
      Institutional Class................     (3,082)         (125)
      PlanAhead Class....................     (2,162)         (849)
      AMR Class..........................     (9,583)       (4,420)
                                            --------      --------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS...................    (17,416)       (8,004)
                                            --------      --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares........    296,077       236,616
    Reinvestment of dividends and
      distributions......................     16,178         8,003
    Cost of shares redeemed..............    (59,687)      (83,990)
    Redemption fees......................         --            --
                                            --------      --------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS...................    252,568       160,629
                                            --------      --------
NET INCREASE (DECREASE) IN NET ASSETS....    299,665       264,722
                                            --------      --------
NET ASSETS:
    Beginning of period..................    484,028       219,306
                                            --------      --------
    END OF PERIOD*.......................   $783,693      $484,028
                                            ========      ========
    * Includes undistributed net
      investment income (loss) of........   $  1,201      $  1,892
                                            ========      ========

---------------

(1)  Commencement of Operations

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY          EMERGING MARKETS             HIGH YIELD BOND             ENHANCED INCOME
    -------------------------   -------------------------   -------------------------   -------------------------
    SIX MONTHS                  SIX MONTHS                  SIX MONTHS                  SIX MONTHS
       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      JUNE 30 TO
     APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
       2004          2003          2004          2003          2004          2003          2004         2003(1)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
    $   10,961    $   20,084      $   257      $    375      $ 10,524      $ 14,294      $  1,175      $    685
        52,629       (14,862)       6,219         1,470         3,320         5,981           926          (433)
            --            --         (739)       15,857             4        13,317           176           315
        99,610       290,167           --            --            --            --            --            --
    ----------    ----------      -------      --------      --------      --------      --------      --------
       163,200       295,389        5,737        17,702        13,848        33,592         2,277           567
    ----------    ----------      -------      --------      --------      --------      --------      --------
       (19,224)      (15,830)         (20)          (12)       (5,981)       (8,012)           --            --
        (4,201)       (2,465)          (3)           --        (4,543)       (6,282)       (1,247)         (685)
        (9,135)       (8,401)        (415)         (319)           --            --            --            --
            --            --           --            --        (2,082)           --            --            --
            --            --           --            --        (1,645)           --            --            --
            --            --           --            --            --            --            --            --
    ----------    ----------      -------      --------      --------      --------      --------      --------
       (32,560)      (26,696)        (438)         (331)      (14,251)      (14,294)       (1,247)         (685)
    ----------    ----------      -------      --------      --------      --------      --------      --------
       359,693       569,324       22,646        17,731        64,789       312,581         7,710       104,430
        28,865        24,545          438           331        10,319         8,009           767             1
      (279,048)     (542,508)      (9,600)      (14,387)      (66,669)     (161,695)       (9,671)       (3,241)
             9           815           --            --            --            --            --            --
    ----------    ----------      -------      --------      --------      --------      --------      --------
       109,519        52,176       13,484         3,675         8,439       158,895        (1,194)      101,190
    ----------    ----------      -------      --------      --------      --------      --------      --------
       240,159       320,869       18,783        21,046         8,036       178,193          (164)      101,072
    ----------    ----------      -------      --------      --------      --------      --------      --------
     1,222,560       901,691       55,547        34,501       287,035       108,842       101,072            --
    ----------    ----------      -------      --------      --------      --------      --------      --------
    $1,462,719    $1,222,560      $74,330      $ 55,547      $295,071      $287,035      $100,908      $101,072
    ==========    ==========      =======      ========      ========      ========      ========      ========
    $  (11,399)   $    8,624      $    99      $    292      $     --      $     --      $    (72)     $     --
    ==========    ==========      =======      ========      ========      ========      ========      ========

         INTERMEDIATE BOND            SHORT-TERM BOND
     -------------------------   -------------------------
     SIX MONTHS                  SIX MONTHS
        ENDED      YEAR ENDED       ENDED      YEAR ENDED
      APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
        2004          2003          2004          2003
     -----------   -----------   -----------   -----------
     (UNAUDITED)                 (UNAUDITED)
      $  2,839      $  8,605      $  1,511      $  4,882
         1,138         5,796           266           107
        (2,099)       (3,389)         (692)         (879)
            --            --            --            --
      --------      --------      --------      --------
         1,878        11,012         1,085         4,110
      --------      --------      --------      --------
           (17)       (1,957)          (84)         (317)
           (23)         (153)         (166)         (181)
        (2,799)       (6,495)       (2,199)       (5,040)
            --            --            --            --
            --            --            --            --
            --            --            --            --
      --------      --------      --------      --------
        (2,839)       (8,605)       (2,449)       (5,538)
      --------      --------      --------      --------
        13,645        65,108        10,278        31,785
         2,837         6,687         2,404         5,349
       (26,423)     (160,564)      (18,994)      (36,115)
            --            --            --            --
      --------      --------      --------      --------
        (9,941)      (88,769)       (6,312)        1,019
      --------      --------      --------      --------
       (10,902)      (86,362)       (7,676)         (409)
      --------      --------      --------      --------
       134,346       220,708       101,439       101,848
      --------      --------      --------      --------
      $123,444      $134,346      $ 93,763      $101,439
      ========      ========      ========      ========
      $     --      $     --      $ (1,645)     $   (924)
      ========      ========      ========      ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Enhanced Income Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust. Each Fund, except the Enhanced Income Fund, has multiple classes of shares.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The American AAdvantage International Equity Fund (the "International Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust, which has the same investment objectives as the International Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the International Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2004 the International Fund's investment was 94.80% of the Portfolio.

     Each Fund, except the Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors. Differences between the classes include the services offered to and the expenses borne by each class. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     The financial statements of the Portfolio, including Notes to Financial Statements, are included elsewhere in this report and should be read in conjunction with the International Fund's financial statements. The Notes to Financial Statements of the Portfolio include a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

     The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Securities traded on NASDAQ will be valued at the NASDAQ official closing price.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Most foreign markets close before the Exchange. Movements in the U.S. markets after the close of foreign markets are evaluated, and security prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees (the "Board").

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

     Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     The International Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the International Fund and other investors in the Portfolio at the time of such determination.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. All collateral is held at the Fund's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable.

     Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

     The use of future contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the six months ended April 30, 2004 and the fiscal year ended October 31, 2003 were as follows (in thousands):

                                              BALANCED                 LARGE CAP VALUE             LARGE-CAP GROWTH
                                      -------------------------   -------------------------   ---------------------------
                                      SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                         ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED        YEAR ENDED
                                       APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,      OCTOBER 31,
                                         2004          2003          2004          2003          2004            2003
                                      -----------   -----------   -----------   -----------   -----------     -----------
                                      (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class..............    $   211       $   105       $   414       $   502        $ --            $ --
   Plan Ahead Class.................        354           421           344           333          --              --
   AMR Class........................     15,797        22,194        11,675        12,821         151             107
LONG-TERM CAPITAL GAIN
   Institutional Class..............         --            --            --            --          --              --
   Plan Ahead Class.................         --            --            --            --          --              --
   AMR Class........................         --            --            --            --          --              --
                                        -------       -------       -------       -------        ----            ----
       TOTAL DISTRIBUTIONS PAID.....    $16,362       $22,720       $12,433       $13,656        $151            $107
                                        -------       -------       -------       -------        ----            ----

                                           SMALL CAP VALUE          INTERNATIONAL EQUITY           EMERGING MARKETS
                                      -------------------------   -------------------------   ---------------------------
                                      SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                         ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED        YEAR ENDED
                                       APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,      OCTOBER 31,
                                         2004          2003          2004          2003          2004            2003
                                      -----------   -----------   -----------   -----------   -----------     -----------
                                      (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class..............    $ 2,878       $  117        $19,224       $15,830        $ 20            $ 12
   Plan Ahead Class.................      1,809        1,089          4,201         2,465           3              --
   AMR Class........................      9,236        5,971          9,135         8,401         415             319
   Service Class....................         --           --             --            --          --              --
LONG-TERM CAPITAL GAIN
   Institutional Class..............        726           19             --            --          --              --
   Plan Ahead Class.................        509          130             --            --          --              --
   AMR Class........................      2,258          678             --            --          --              --
   Service Class....................         --           --             --            --          --              --
                                        -------       ------        -------       -------        ----            ----
       TOTAL DISTRIBUTIONS PAID.....    $17,416       $8,004        $32,560       $26,696        $438            $331
                                        -------       ------        -------       -------        ----            ----

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                          HIGH-YIELD BOND             ENHANCED INCOME            INTERMEDIATE BOND
                                     -------------------------   -------------------------   -------------------------
                                     SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                        ENDED      YEAR ENDED       ENDED      JUNE 30 TO       ENDED      YEAR ENDED
                                      APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                        2004          2003          2004          2003          2004          2003
                                     -----------   -----------   -----------   -----------   -----------   -----------
                                     (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class.............    $ 7,578       $ 8,012       $   --         $ --         $   17        $1,957
   PlanAhead Class.................      5,805         6,282        1,247          685             23           153
   AMR Class.......................         --            --           --           --          2,799         6,495
   Service Class...................         --            --           --           --             --            --
LONG-TERM CAPITAL GAIN
   Institutional Class.............        485            --           --           --             --            --
   PlanAhead Class.................        383            --           --           --             --            --
   AMR Class.......................         --            --           --           --             --            --
   Service Class...................         --            --           --           --             --            --
                                       -------       -------       ------         ----         ------        ------
      TOTAL DISTRIBUTIONS PAID.....    $14,251       $14,294       $1,247         $685         $2,839        $8,605
                                       -------       -------       ------         ----         ------        ------

                                          SHORT-TERM BOND
                                     -------------------------
                                     SIX MONTHS
                                        ENDED      YEAR ENDED
                                      APRIL 30,    OCTOBER 31,
                                        2004          2003
                                     -----------   -----------
                                     (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class.............    $   84        $  317
   PlanAhead Class.................       166           181
   AMR Class.......................     2,199         5,040
   Service Class...................        --            --
LONG-TERM CAPITAL GAIN
   Institutional Class.............        --            --
   PlanAhead Class.................        --            --
   AMR Class.......................        --            --
   Service Class...................        --            --
                                       ------        ------
      TOTAL DISTRIBUTIONS PAID.....    $2,449        $5,538
                                       ------        ------

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Balanced Fund 41.0%, Large Cap Value Fund 84.0%, Large Cap Growth Fund 96.0%, Small Cap Value Fund 74.0% and Enhanced Income Fund 8.0%.

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Balanced Fund 46.43%, Large Cap Value Fund 100.0%, Large Cap Growth Fund 100.0%, Small Cap Value Fund 18.13%, International Equity Fund 58.98%, Emerging Markets Fund 100.00% and Enhanced Income Fund 3.08%.

     As of April 30, 2004, the components of distributable earnings were as follows (in thousands):

                                  BALANCED   LARGE CAP      LARGE CAP     SMALL CAP    INTERNATIONAL     EMERGING
                                    FUND     VALUE FUND    GROWTH FUND    VALUE FUND    EQUITY FUND    MARKETS FUND
                                  --------   ----------   -------------   ----------   -------------   ------------
Cost basis of investments for
 federal income tax purposes....  $626,359    $624,340      $ 54,369       $808,380     $1,566,845       $66,411
Unrealized appreciation.........   80,601      134,607         5,794         96,389        258,725        12,835
Unrealized depreciation.........  (13,805)     (21,573)       (2,200)       (10,814)       (30,736)       (2,117)
                                  --------    --------      --------       --------     ----------       -------
Net unrealized appreciation/
 (depreciation).................   66,796      113,034         3,594         85,573        227,989        10,718
Undistributed ordinary income...    4,066        1,438            25         25,711          1,787            98
Undistributed long-term gain/
 (loss).........................   13,766      (18,629)      (11,538)        12,138        (85,247)        3,173
                                  --------    --------      --------       --------     ----------       -------
Distributable earnings..........  $84,628     $ 95,843      $ (7,919)      $123,422     $  144,529       $13,989
                                  ========    ========      ========       ========     ==========       =======

                                                     ENHANCED
                                  HIGH YIELD          INCOME       INTERMEDIATE     SHORT-TERM
                                  BOND FUND            FUND          BOND FUND      BOND FUND
                                  ----------       -------------   -------------    ----------
Cost basis of investments for
 federal income tax purposes....   $305,044          $110,019        $139,744        $ 93,799
Unrealized appreciation.........     12,626             2,216           1,165             395
Unrealized depreciation.........     (1,298)           (1,725)         (1,922)         (1,664)
                                   --------          --------        --------        --------
Net unrealized appreciation/
 (depreciation).................     11,328               491            (757)         (1,269)
Undistributed ordinary income...        903               765             454             667
Undistributed long-term gain/
 (loss).........................      2,414                --          (7,304)         (8,508)
                                   --------          --------        --------        --------
Distributable earnings..........   $ 14,645          $  1,256        $ (7,607)       $ (9,110)
                                   ========          ========        ========        ========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of April 30, 2004 (in thousands):

                                        BALANCED   LARGE CAP    INTERNATIONAL     EMERGING     INTERMEDIATE   SHORT-TERM
                                          FUND     VALUE FUND    EQUITY FUND    MARKETS FUND    BOND FUND     BOND FUND
                                        --------   ----------   -------------   ------------   ------------   ----------
Paid-in-capital.......................   $ 159       $ 188         $   467          $ (2)          $ 1          $  --
Undistributed net investment income...     215         482           1,576           (12)           --            409
Accumulated net realized gain
 (loss)...............................    (374)       (670)         (2,043)           14            (1)          (409)

     At April 30, 2004, capital loss carryforward positions for federal income tax purposes were as follows (in thousands):

FUND                                                          AMOUNT     EXPIRES
----                                                          -------    -------
Large Cap Value.............................................  $19,629   2010-2011
Large Cap Growth............................................  11,538    2008-2011
International Equity........................................  86,247    2009-2011
Intermediate Bond...........................................   7,304    2008-2010
Short-Term Bond.............................................   8,508    2004-2012

     Net capital loss carryovers utilized for the period ended April 30, 2004 are as follows: Balanced Fund $2,278, Large Cap Value Fund $22,694, Large Cap Growth Fund $2,138, International Equity Fund $48,965, Emerging Markets Fund $2,733, Enhanced Income Fund $433, Intermediate Bond Fund $965, and Short-Term Bond Fund $0.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     In the normal course of business, the Funds enter into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Funds' maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Funds have had no prior claims or losses pursuant to any such agreement.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the International Fund are invested in the Portfolio. Management Fees paid by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of ..25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment adviser hired by the Manager to direct investment activities of a portion of the Fund. Management fees paid during the six months ended April 30, 2004 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISERS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $  907         $  599           $308
Large Cap Value Fund...............................  .225%-.70%       1,069            723            346
Large Cap Growth Fund..............................   .50%-.70%         170            143             27
Small Cap Value Fund...............................   .35%-.60%       1,666          1,341            325
Emerging Markets Fund..............................  .80%-1.20%         363            328             35
High Yield Bond Fund...............................       0.65%         941            793            148
Enhanced Income Fund...............................   .25%-.85%         180            129             51
Intermediate Bond Fund.............................        .25%         161             66             95

     The Manager serves as the sole investment adviser to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund.

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

than cash, a fee up to 25% of such loan fees. During the period, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $ 7
Large Cap Value Fund........................................    5
Small Cap Value Fund........................................   14
Emerging Markets Fund.......................................    1
High Yield Bond Fund........................................    6
Enhanced Income Fund........................................    1
Intermediate Bond Fund......................................    1

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans which obligates the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% based on the daily net assets of the PlanAhead and Service Classes of each Fund.

  Investment in Affiliated Funds

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"). Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the AMR

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

Investments Enhanced Cash Business Trust (the "Business Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment adviser to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to 0.10% of the average daily net assets. During the period, fees earned by the Manager from the Affiliated Funds were as follows:

                                                                                  SECURITIES LENDING
                                                              DIRECT INVESTMENT   COLLATERAL INVESTED
                                                                  IN FUNDS             IN FUNDS          TOTAL
                                                              -----------------   -------------------   -------
Balanced....................................................       $24,580              $32,103         $56,683
Large Cap Value.............................................        24,266               16,159          40,426
Large Cap Growth............................................           548                   --             548
Small Cap Value.............................................        33,515               43,919          77,434
Emerging Markets............................................         2,056                  669           2,725
High Yield Bond.............................................         6,265                   --           6,265
Enhanced Income.............................................         1,177                   --           1,177
Intermediate Bond...........................................         1,932                6,702           8,634
Short Term Bond.............................................           749                  784           1,533

     A summary of the Funds' transactions in Affiliated Funds for the period ended April 30, 2004 is set forth below (in thousands):

                                                   OCTOBER 31, 2003                             APRIL 30, 2004
FUND                                 AFFILIATE    SHARE/MARKET VALUE   PURCHASES    SALES     SHARES/MARKET VALUE
----                                -----------   ------------------   ---------   --------   -------------------
Balanced..........................  Select Fund        $45,459         $136,469    $128,991         $52,936
Large Cap Value...................  Select Fund         42,022          128,761     124,030          46,752
Large Cap Growth..................  Select Fund            702            9,404       9,595             511
Small Cap Value...................  Select Fund         46,819          484,743     452,391          79,172
Emerging Markets..................  Select Fund          1,414           20,229      18,888           2,755
High Yield Bond...................  Select Fund         20,891           88,718     100,697           8,912
Enhanced Income...................  Select Fund          4,167           25,350      27,374           2,144
Intermediate Bond.................  Select Fund          3,654           38,178      37,558           4,275
Short Term Bond...................  Select Fund          1,154           20,198      19,763           1,589

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2004, the cost of air transportation was not material to any of the Funds. One non-interested Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At April 30, 2004, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Funds.

  Reimbursement of Expenses

     The Manager and the Investment Adviser of the High Yield Bond
Fund -- Institutional Class have each contractually agreed to waive a portion of their fees through October 31, 2004 to the extent that total fund operating expenses exceed 0.90%. During the six months ended April 30,

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

2004, the Manager and Investment Adviser each waived administrative service and management fees totaling $31,000.

     The Manager reimbursed expenses of the Service Class totaling $8,133, $8,064, and $7,250 for the Small Cap Value, International Equity and High Yield Bond Funds, respectively during the six months ended April 30, 2004.

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2004 (excluding short-term investments) are as follows (in thousands):

                                  LARGE CAP   LARGE CAP               EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE
                       BALANCED     VALUE      GROWTH     SMALL CAP     MKT         BOND       INCOME        BOND       SHORT-TERM
                       --------   ---------   ---------   ---------   --------   ----------   --------   ------------   ----------
Purchases............  $184,149   $115,574     $33,255    $344,279    $36,031     $205,298    $42,609      $66,510       $13,681
Proceeds from
  sales..............  $170,016   $119,047     $27,660    $138,974    $16,694     $188,665    $39,642      $75,624       $20,363

     The Balanced Fund had purchases and sales of U.S. Government Securities of $17,337 and $21,151 respectively, and the Intermediate Bond Fund had purchases and sales of U.S. Government securities of $18,332 and $16,248, respectively.

4.   SECURITIES LENDING

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Funds receive interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Funds also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan. At April 30, 2004, the Funds had securities on loan as follows (in thousands):

                                           MARKET VALUE OF
FUND                                      SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
----                                      ------------------   -------------------   ---------------
Balanced................................       $ 57,812              $1,559             $ 57,658
Large Cap Value.........................         26,262                  --               27,299
Large Cap Growth........................            752                  --                  789
Small Cap Value.........................        104,061                  --              106,829
Emerging Markets........................          2,299                  --                2,427
High Yield Bond.........................         24,879                  --               25,441
Enhanced Income.........................          7,400                  --                7,574
Intermediate Bond.......................         13,411                  --               13,707
Short Term Bond.........................             25                  --                   26

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Custodian for each Fund, other than High Yield Bond, invested the cash collateral in the Business Trust and the Select Fund. These amounts have been included as investments in each Fund's Schedule of Investments and Statements of Assets & Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

5.   COMMISSION RECAPTURE

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

6.   FUTURES CONTRACTS

     A summary of futures contracts at April 30, 2004 is as follows (in thousands):

                                                                                                   UNREALIZED
                                                                                       MARKET    APPRECIATION/
TYPE OF FUTURE                                                EXPIRATION   CONTRACTS    VALUE    (DEPRECIATION)
--------------                                                ----------   ---------   -------   --------------
BALANCED FUND:
  S&P 500 Index.............................................  June 2004       180      $53,369      $  (413)
LARGE CAP VALUE FUND:
  Emini S&P 500 Index.......................................  June 2004       171       47,286         (422)
LARGE CAP GROWTH FUND:
  Emini S&P 500 Index.......................................  June 2004         8          442          (10)
SMALL CAP VALUE FUND:
  Russell 2000 Index........................................  June 2004       299       83,698       (4,050)

7.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Six Months Ended April 30, 2004 (Unaudited)

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                      -------------------    -------------------   ------------------
BALANCED FUND                                         SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
-------------                                         -------    --------    ------    ---------   -------   --------
Shares sold.......................................      100      $ 1,363       354      $ 4,594     2,519    $ 33,322
Reinvestment of dividends.........................       16          211        28          351     1,225      15,797
Shares redeemed...................................     (230)      (3,148)     (307)      (4,047)   (2,016)    (26,545)
                                                       ----      -------      ----      -------    ------    --------
Net increase (decrease) in shares outstanding.....     (114)     $(1,574)       75      $   898     1,728    $ 22,574
                                                       ====      =======      ====      =======    ======    ========

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                      -------------------    -------------------   ------------------
LARGE CAP VALUE FUND                                  SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------                                  -------    --------    ------    ---------   -------   --------
Shares sold.......................................      572      $ 9,832       784      $12,993       778    $ 13,009
Reinvestment of dividends.........................       12          190        21          341       717      11,675
Shares redeemed...................................     (341)      (5,779)     (285)      (4,707)   (2,279)    (38,050)
                                                       ----      -------      ----      -------    ------    --------
Net increase (decrease) in shares outstanding.....      243      $ 4,243       520      $ 8,627      (784)   $(13,366)
                                                       ====      =======      ====      =======    ======    ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL CLASS         AMR CLASS
                                                     --------------------    -----------------
LARGE CAP GROWTH FUND                                 SHARES      AMOUNT     SHARES    AMOUNT
---------------------                                --------    --------    ------    -------
Shares sold......................................        --        $ --      1,798     $10,459
Reinvestment of dividends........................        --          --         27         151
Shares redeemed..................................        --          --       (901)     (5,235)
                                                       ----        ----      -----     -------
Net increase in shares outstanding...............        --        $ --        924     $ 5,375
                                                       ====        ====      =====     =======

                               INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS           AMR CLASS
                               --------------------    ------------------    ----------------    -------------------
SMALL CAP VALUE FUND           SHARES      AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT    SHARES      AMOUNT
--------------------           -------    ---------    ------    --------    ------    ------    -------    --------
Shares sold................     7,469     $132,360     4,004     $ 69,968      40       $724      5,294     $ 93,025
Reinvestment of dividends..       143        2,425       136        2,259      --         --        683       11,494
Shares redeemed............      (807)     (14,184)     (837)     (14,552)     (1)        (9)    (1,765)     (30,942)
                                -----     --------     -----     --------      --       ----     ------     --------
Net increase in shares
  outstanding..............     6,805     $120,601     3,303     $ 57,675      39       $715      4,212     $ 73,577
                                =====     ========     =====     ========      ==       ====     ======     ========

                              INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
INTERNATIONAL EQUITY          --------------------    -------------------    ----------------   -------------------
FUND                          SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
--------------------          -------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold...............     7,550     $127,688     8,026     $ 132,452       --      $ --     5,762    $  99,553
Reinvestment of
  dividends...............       975       15,613       258         4,117       --        --       568        9,135
Shares redeemed*..........    (4,438)     (74,300)    (6,405)    (103,975)      --        --    (5,829)    (100,764)
                              ------     --------     ------    ---------     ----      ----    ------    ---------
Net increase in shares
  outstanding.............     4,087     $ 69,001     1,879     $  32,594       --      $ --       501    $   7,924
                              ======     ========     ======    =========     ====      ====    ======    =========

* Net of Redemption Fees

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   -----------------
EMERGING MARKETS FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
---------------------                                 --------    --------    ------    -------   -------   -------
Shares sold.......................................       188       $2,285        96     $1,188     1,591    $19,173
Reinvestment of dividends.........................         2           20        --          3        37        415
Shares redeemed...................................        --           (2)     (101)    (1,225)     (686)    (8,373)
                                                         ---       ------      ----     -------    -----    -------
Net increase (decrease) in shares outstanding.....       190       $2,303        (5)    $  (34)      942    $11,215
                                                         ===       ======      ====     =======    =====    =======

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS
                                                      --------------------    ------------------   ----------------
HIGH YIELD BOND FUND                                  SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT
--------------------                                  -------    ---------    ------    --------   -------   ------
Shares sold.......................................     3,432     $ 37,102     2,563     $ 27,687      --      $ --
Reinvestment of dividends.........................       643        6,930       314        3,389      --        --
Shares redeemed...................................    (4,365)     (47,112)    (1,809)    (19,557)     --        --
                                                      ------     --------     ------    --------    ----      ----
Net increase (decrease) in shares outstanding.....      (290)    $ (3,080)    1,068     $ 11,519      --      $ --
                                                      ======     ========     ======    ========    ====      ====

                                                      PLANAHEAD CLASS
                                                     -----------------
ENHANCED INCOME FUND                                 SHARES    AMOUNT
--------------------                                 ------    -------
Shares sold......................................      759     $7,710
Reinvestment of dividends........................       75        767
Shares redeemed..................................     (952)    (9,671)
                                                      ----     -------
Net decrease in shares outstanding...............     (118)    $(1,194)
                                                      ====     =======

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS     PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    ----------------   -----------------
INTERMEDIATE BOND FUND                                 SHARES      AMOUNT     SHARES    AMOUNT   SHARES    AMOUNT
----------------------                                --------    --------    ------    ------   -------   -------
Shares sold.......................................         1        $  13        5      $  48     1,311    $13,584
Reinvestment of dividends.........................         1           16        2         23       271      2,798
Shares redeemed...................................       (14)        (154)     (34)      (355)   (2,509)   (25,914)
                                                         ---        -----      ---      -----    ------    -------
Net decrease in shares outstanding................       (12)       $(125)     (27)     $(284)     (927)   $(9,532)
                                                         ===        =====      ===      =====    ======    =======

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   -----------------
SHORT-TERM BOND FUND                                   SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
--------------------                                  --------    --------    ------    -------   -------   -------
Shares sold.......................................         7        $  65       783     $7,290       314    $ 2,923
Reinvestment of dividends.........................         8           71        14        134       237      2,199
Shares redeemed...................................       (48)        (444)     (526)    (4,897)   (1,470)   (13,653)
                                                         ---        -----      ----     -------   ------    -------
Net increase (decrease) in shares outstanding.....       (33)       $(308)      271     $2,527      (919)   $(8,531)
                                                         ===        =====      ====     =======   ======    =======

Period Ended October 31, 2003

                                                    INSTITUTIONAL CLASS      PLANAHEAD CLASS          AMR CLASS
                                                    -------------------    --------------------   ------------------
BALANCED FUND                                       SHARES      AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
-------------                                       -------    --------    -------    ---------   -------   --------
Shares sold.....................................        381    $  4,168        319     $ 3,669     5,544    $ 64,393
Reinvestment of dividends.......................          8          92         39         418     2,049      22,194
Shares redeemed.................................       (513)     (5,769)      (261)     (2,914)   (7,735)    (88,073)
                                                    -------    --------    -------     -------    ------    --------
Net increase (decrease) in shares outstanding...       (124)   $ (1,509)        97     $ 1,173      (142)   $ (1,486)
                                                    =======    ========    =======     =======    ======    ========

                                                    INSTITUTIONAL CLASS      PLANAHEAD CLASS          AMR CLASS
                                                    -------------------    --------------------   ------------------
LARGE CAP VALUE FUND                                SHARES      AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
--------------------                                -------    --------    -------    ---------   -------   --------
Shares sold.....................................        559    $  7,483        421     $ 5,507     1,874    $ 24,921
Reinvestment of dividends.......................         17         214         27         334     1,022      12,820
Shares redeemed.................................       (791)    (10,435)      (349)     (4,356)   (5,346)    (68,500)
                                                    -------    --------    -------     -------    ------    --------
Net increase (decrease) in shares outstanding...       (215)   $ (2,738)        99     $ 1,485    (2,450)   $(30,759)
                                                    =======    ========    =======     =======    ======    ========

                                                 INSTITUTIONAL CLASS          AMR CLASS
                                                 --------------------    --------------------
LARGE CAP GROWTH FUND                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------                            -------    ---------    -------    ---------
Shares sold..................................         --    $      --      5,050    $  24,357
Reinvestment of dividends....................         --           --         24          107
Shares redeemed..............................         --           --     (2,328)     (10,846)
                                                 -------    ---------    -------    ---------
Net increase in shares outstanding...........         --    $      --      2,746    $  13,618
                                                 =======    =========    =======    =========

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS         SERVICE CLASS           AMR CLASS
                           --------------------    --------------------    -----------------    -------------------
SMALL CAP VALUE FUND       SHARES      AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT    SHARES      AMOUNT
--------------------       -------    ---------    -------    ---------    -------    ------    -------    --------
Shares sold............      5,804    $  86,593      3,895    $  50,470         --      $1       7,133     $ 99,552
Reinvestment of
  dividends............         12          135        107        1,219         --      --         579        6,649
Shares redeemed........     (2,235)     (27,191)    (1,251)     (16,693)        --      --      (3,437)     (40,106)
                           -------    ---------    -------    ---------    -------      --      ------     --------
Net increase in shares
  outstanding..........      3,581    $  59,537      2,751    $  34,996         --      $1       4,275     $ 66,095
                           =======    =========    =======    =========    =======      ==      ======     ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS          SERVICE CLASS          AMR CLASS
INTERNATIONAL EQUITY       --------------------    --------------------    -------------------   ------------------
FUND                       SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
--------------------       -------    ---------    -------    ---------    -------    --------   -------   --------
Shares sold............     17,587    $ 222,848     23,195    $ 310,919         --    $      1    2,789    $ 35,557
Reinvestment of
  dividends............      1,158       13,713        207        2,431         --          --      707       8,401
Shares redeemed*.......    (16,430)    (212,287)   (20,177)    (271,010)        --          --   (4,456)    (58,396)
                           -------    ---------    -------    ---------    -------    --------   ------    --------
Net increase (decrease)
  in shares
  outstanding..........      2,315    $  24,274      3,225    $  42,340         --    $      1     (960)   $(14,438)
                           =======    =========    =======    =========    =======    ========   ======    ========

* Net of Redemption Fees

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS         AMR CLASS
                                                   --------------------    -------------------   ------------------
EMERGING MARKETS FUND                              SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
---------------------                              -------    ---------    -------    --------   -------   --------
Shares sold....................................         88    $     767         47    $    406    1,889    $ 16,558
Reinvestment of dividends......................          2           12         --          --       42         319
Shares redeemed................................         --           --         --          --   (1,629)    (14,387)
                                                   -------    ---------    -------    --------   ------    --------
Net increase in shares outstanding.............         90    $     779         47    $    406      302    $  2,490
                                                   =======    =========    =======    ========   ======    ========

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS
                                                   --------------------    -------------------   ------------------
HIGH YIELD BOND FUND                               SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
--------------------                               -------    ---------    -------    --------   -------   --------
Shares sold....................................     14,111    $ 146,141     16,319    $166,439       --    $      1
Reinvestment of dividends......................        683        7,122         89         887       --          --
Shares redeemed................................    (10,637)    (107,921)    (5,121)    (53,774)      --          --
                                                   -------    ---------    -------    --------   ------    --------
Net increase in shares outstanding.............      4,157    $  45,342     11,287    $113,552       --    $      1
                                                   =======    =========    =======    ========   ======    ========

                                                     PLANAHEAD CLASS
                                                   --------------------
ENHANCED INCOME FUND                               SHARES      AMOUNT
--------------------                               -------    ---------
Shares sold....................................     10,478    $ 104,430
Reinvestment of dividends......................         --            1
Shares redeemed................................       (329)      (3,241)
                                                   -------    ---------
Net increase in shares outstanding.............     10,149    $ 101,190
                                                   =======    =========

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS         AMR CLASS
                                                   --------------------    -------------------   ------------------
INTERMEDIATE BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
----------------------                             -------    ---------    -------    --------   -------   --------
Shares sold....................................        300    $   3,165      1,175    $ 12,285    4,798    $ 49,658
Reinvestment of dividends......................         13          142          5          50      628       6,495
Shares redeemed................................     (7,403)     (79,198)    (1,209)    (12,736)  (6,647)    (68,630)
                                                   -------    ---------    -------    --------   ------    --------
Net decrease in shares outstanding.............     (7,090)   $ (75,891)       (29)   $   (401)  (1,221)   $(12,477)
                                                   =======    =========    =======    ========   ======    ========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SHORT-TERM BOND FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................        174    $   1,640        889    $     8,365    2,305    $  21,780
Reinvestment of dividends..................         16          150         17            160      535        5,039
Shares redeemed............................       (677)      (6,395)      (658)        (6,206)  (2,498)     (23,514)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in shares
  outstanding..............................       (487)   $  (4,605)       248    $     2,319      342    $   3,305
                                               =======    =========    =======    ===========   ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                  ----------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                       YEAR ENDED OCTOBER 31,
                                                   APRIL 30,     -------------------------------------------------------
                                                     2004         2003      2002       2001(D E G)   2000(B)      1999
                                                  -----------    ------    ------      -----------   --------   --------
                                                  (UNAUDITED)
Net asset value, beginning of period............    $12.99       $10.97    $12.07       $  12.27     $  13.01   $  14.56
                                                    ------       ------    ------       --------     --------   --------
Income from investment operations:
    Net investment income(A C)..................      0.13         0.30      0.11           0.51         0.58       0.50
    Net gains (losses) on securities (both
      realized and unrealized)(C)...............      0.85         1.85     (0.69)         (0.03)       (0.03)     (0.39)
                                                    ------       ------    ------       --------     --------   --------
Total income (loss) from investment
  operations....................................      0.98         2.15     (0.58)          0.48         0.55       0.11
                                                    ------       ------    ------       --------     --------   --------
Less distributions:
    Dividends from net investment income........     (0.33)       (0.13)    (0.44)         (0.68)       (0.51)     (0.49)
    Distributions from net realized gains on
      securities................................        --           --     (0.08)            --        (0.78)     (1.17)
                                                    ------       ------    ------       --------     --------   --------
Total distributions.............................     (0.33)       (0.13)    (0.52)         (0.68)       (1.29)     (1.66)
                                                    ------       ------    ------       --------     --------   --------
Net asset value, end of period..................    $13.64       $12.99    $10.97       $  12.07     $  12.27   $  13.01
                                                    ======       ======    ======       ========     ========   ========
Total return....................................     7.59%(H)    19.77%     (5.14)%        4.07%        5.13%      0.53%
                                                    ======       ======    ======       ========     ========   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)....    $7,934       $9,041    $8,994       $157,775     $260,880   $139,519
    Ratios to average net assets (annualized):
      Expenses(C)...............................     0.64%        0.63%     0.62%          0.62%        0.61%      0.59%
      Net investment income(C)..................     2.20%        2.74%     3.12%          3.56%        4.39%      3.55%
    Portfolio turnover rate(F)..................       30%(H)       69%       84%           122%         121%        90%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(D) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) The American AAdvantage Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Independence Investment LLC was removed as an investment adviser to the Balanced Fund on November 30, 2000.

(H)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  PLANAHEAD CLASS                                                 AMR CLASS
    ---------------------------------------------------------------------------   ------------------------------------------
    SIX MONTHS                                                                    SIX MONTHS
       ENDED                           YEAR ENDED OCTOBER 31,                        ENDED          YEAR ENDED OCTOBER 31,
     APRIL 30,       ----------------------------------------------------------    APRIL 30,       -------------------------
       2004           2003         2002         2001(D E G)   2000(B)    1999        2004            2003          2002
    -----------      -------      -------       -----------   -------   -------   -----------      --------      --------
    (UNAUDITED)                                                                   (UNAUDITED)
      $ 12.40        $ 10.81      $ 11.88         $ 12.08     $ 12.79   $ 14.35    $  12.60        $  10.98      $  12.06
      -------        -------      -------         -------     -------   -------    --------        --------      --------
         0.22           0.36         0.41            0.51        0.53      0.44        0.21            0.34          0.48
         0.68           1.66        (0.99)          (0.06)         --     (0.39)       0.74            1.78         (1.01)
      -------        -------      -------         -------     -------   -------    --------        --------      --------
         0.90           2.02        (0.58)           0.45        0.53      0.05        0.95            2.12         (0.53)
      -------        -------      -------         -------     -------   -------    --------        --------      --------
        (0.30)         (0.43)       (0.41)          (0.65)      (0.46)    (0.44)      (0.36)          (0.50)        (0.47)
           --             --        (0.08)             --       (0.78)    (1.17)         --              --         (0.08)
      -------        -------      -------         -------     -------   -------    --------        --------      --------
        (0.30)         (0.43)       (0.49)          (0.65)      (1.24)    (1.61)      (0.36)          (0.50)        (0.55)
      -------        -------      -------         -------     -------   -------    --------        --------      --------
      $ 13.00        $ 12.40      $ 10.81         $ 11.88     $ 12.08   $ 12.79    $  13.19        $  12.60      $  10.98
      =======        =======      =======         =======     =======   =======    ========        ========      ========
        7.32%(H)      19.36%        (5.18)%         3.84%       4.88%     0.22%       7.59%(H)       20.06%         (4.71)%
      =======        =======      =======         =======     =======   =======    ========        ========      ========
      $14,935        $13,321      $10,561         $12,176     $11,643   $22,753    $606,516        $557,612      $487,526
        0.91%          0.94%        0.90%           0.84%       0.90%     0.90%       0.38%           0.38%         0.35%
        1.93%          2.40%        2.83%           3.29%       4.01%     3.21%       2.47%           2.98%         3.39%
          30%(H)         69%          84%            122%        121%       90%         30%(H)          69%           84%

                 AMR CLASS
     ---------------------------------

          YEAR ENDED OCTOBER 31,
     ---------------------------------
     2001(D E G)   2000(B)      1999
     -----------   --------   --------

      $  12.27     $  13.02   $  14.57
      --------     --------   --------
          0.56         0.61       0.54
         (0.05)       (0.03)     (0.39)
      --------     --------   --------
          0.51         0.58       0.15
      --------     --------   --------
         (0.72)       (0.55)     (0.53)
            --        (0.78)     (1.17)
      --------     --------   --------
         (0.72)       (1.33)     (1.70)
      --------     --------   --------
      $  12.06     $  12.27   $  13.02
      ========     ========   ========
         4.38%        5.37%      0.83%
      ========     ========   ========
      $526,405     $525,040   $840,935
         0.36%        0.35%      0.34%
         3.77%        4.54%      3.81%
          122%         121%        90%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                    --------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                      YEAR ENDED OCTOBER 31,
                                                     APRIL 30,     -----------------------------------------------------
                                                       2004         2003       2002      2001(B G)    2000(E)    1999(D)
                                                    -----------    -------    -------    ---------    -------    -------
                                                    (UNAUDITED)
Net asset value, beginning of period..............    $ 15.62      $ 12.55    $ 14.51     $ 15.83     $ 18.69    $ 20.93
                                                      -------      -------    -------     -------     -------    -------
Income from investment operations:
   Net investment income (loss)(A C)..............       0.09         0.20       0.27        0.28        0.47       0.38
   Net gains (losses) on securities (both realized
    and unrealized)(C)............................       1.74         3.16      (1.76)      (0.61)       0.06       0.04
                                                      -------      -------    -------     -------     -------    -------
Total income (loss) from investment operations....       1.83         3.36      (1.49)      (0.33)       0.53       0.42
                                                      -------      -------    -------     -------     -------    -------
Less distributions:
   Dividends from net investment income...........      (0.27)       (0.29)     (0.30)      (0.50)      (0.34)     (0.40)
   Distributions from net realized gains on
    securities....................................         --           --      (0.17)      (0.49)      (3.05)     (2.26)
                                                      -------      -------    -------     -------     -------    -------
Total distributions...............................      (0.27)       (0.29)     (0.47)      (0.99)      (3.39)     (2.66)
                                                      -------      -------    -------     -------     -------    -------
Net asset value, end of period....................    $ 17.18      $ 15.62    $ 12.55     $ 14.51     $ 15.83    $ 18.69
                                                      =======      =======    =======     =======     =======    =======
Total return......................................     11.70%(H)    27.30%     (10.83)%     (2.21)%     4.81%      1.72%
                                                      =======      =======    =======     =======     =======    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......    $30,024      $23,512    $23,512     $10,081     $ 7,594    $45,039
   Ratios to average net assets (annualized):
    Expenses(C)...................................      0.66%        0.66%      0.61%       0.64%       0.53%      0.59%
    Net investment income(C)......................      1.66%        1.88%      1.82%       1.76%       3.71%      1.94%
   Portfolio turnover rate(F).....................        18%(H)       27%        34%         60%         58%        33%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(E) GSB Investment Management, Inc. was removed as an investment adviser to the Large Cap Value Fund on March 1, 2000.

(F) The American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment adviser to the Large Cap Value Fund on December 1, 2000.

(H)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLANAHEAD CLASS                            AMR CLASS
 ---------------------------------------------------------------   -----------
 SIX MONTHS                                                        SIX MONTHS
    ENDED                   YEAR ENDED OCTOBER 31,                    ENDED
  APRIL 30,    -------------------------------------------------    APRIL 30,
    2004        2003      2002     2001(B G)   2000(E)   1999(D)      2004
 -----------   -------   -------   ---------   -------   -------   -----------
 (UNAUDITED)                                                       (UNAUDITED)
   $ 15.05     $ 12.09   $ 14.00   $  15.40    $ 18.41   $ 20.67    $  15.44
   -------     -------   -------   --------    -------   -------    --------
      0.06        0.10      0.25       0.26       0.60      0.35        0.17
      1.67        3.11     (1.74)     (0.62)     (0.13)     0.01        1.65
   -------     -------   -------   --------    -------   -------    --------
      1.73        3.21     (1.49)     (0.36)      0.47      0.36        1.82
   -------     -------   -------   --------    -------   -------    --------
     (0.23)      (0.25)    (0.25)     (0.55)     (0.43)    (0.36)      (0.30)
        --          --     (0.17)     (0.49)     (3.05)    (2.26)         --
   -------     -------   -------   --------    -------   -------    --------
     (0.23)      (0.25)    (0.42)     (1.04)     (3.48)    (2.62)      (0.30)
   -------     -------   -------   --------    -------   -------    --------
   $ 16.55     $ 15.05   $ 12.09   $  14.00    $ 15.40   $ 18.41    $  16.96
   =======     =======   =======   ========    =======   =======    ========
    11.59%(H)   26.99%    (11.13)%    (2.47)%    4.56%     1.41%      11.90%(H)
   =======     =======   =======   ========    =======   =======    ========
   $32,068     $21,331   $15,941   $ 12,280    $11,507   $20,095    $644,446
     0.94%       0.95%     0.93%      0.89%      0.84%     0.90%       0.39%
     1.38%       1.57%     1.53%      1.54%      2.51%     1.62%       1.92%
       18%(H)      27%       34%        60%        58%       33%         18%(H)

                                     AMR CLASS
 -----------  -------------------------------------------------------
 SIX MONTHS
    ENDED                     YEAR ENDED OCTOBER 31,
  APRIL 30,   -------------------------------------------------------
    2004        2003       2002     2001(B G)   2000(E)     1999(D)
 -----------  --------   --------   ---------   --------   ----------
 (UNAUDITED)
   $ 15.05    $  12.40   $  14.34   $  15.75    $  18.77   $    21.03
   -------    --------   --------   --------    --------   ----------
      0.06        0.29       0.31       0.34        0.65         0.49
      1.67        3.06      (1.75)     (0.63)      (0.09)       (0.02)
   -------    --------   --------   --------    --------   ----------
      1.73        3.35      (1.44)     (0.29)       0.56         0.47
   -------    --------   --------   --------    --------   ----------
     (0.23)      (0.31)     (0.33)     (0.63)      (0.53)       (0.47)
        --          --      (0.17)     (0.49)      (3.05)       (2.26)
   -------    --------   --------   --------    --------   ----------
     (0.23)      (0.31)     (0.50)     (1.12)      (3.58)       (2.73)
   -------    --------   --------   --------    --------   ----------
   $ 16.55    $  15.44   $  12.40   $  14.34    $  15.75   $    18.77
   =======    ========   ========   ========    ========   ==========
    11.59%(H    27.64%     (10.62)%    (1.98)%     5.08%        1.97%
   =======    ========   ========   ========    ========   ==========
   $32,068    $598,869   $511,287   $654,239    $737,111   $1,384,358
     0.94%       0.39%      0.36%      0.36%       0.34%        0.34%
     1.38%       2.13%      2.06%      2.09%       3.07%        2.17%
       18%(H       27%        34%        60%         58%          33%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL CLASS
                                                      ---------------------------------------------------------
                                                      SIX MONTHS              YEAR ENDED
                                                         ENDED               OCTOBER 31,            JULY 31 TO
                                                       APRIL 30,     ----------------------------   OCTOBER 31,
                                                         2004         2003      2002       2001        2000
                                                      -----------    -------   -------    -------   -----------
                                                      (UNAUDITED)
Net asset value, beginning of period................    $ 5.47       $  4.53   $  5.66    $  9.54     $10.00
                                                        ------       -------   -------    -------     ------
Income from investment operations:
    Net investment income (loss)(A).................      0.01          0.02      0.03      (0.01)        --
    Net gains (losses) on securities (both realized
      and unrealized)(A)............................      0.34          0.94     (1.16)     (3.86)     (0.46)
                                                        ------       -------   -------    -------     ------
Total income (loss) from investment operations......      0.35          0.96     (1.13)     (3.87)     (0.46)
                                                        ------       -------   -------    -------     ------
Less distributions:
    Dividends from net investment income............     (0.02)        (0.02)       --      (0.01)        --
                                                        ------       -------   -------    -------     ------
Total distributions.................................     (0.02)        (0.02)       --      (0.01)        --
                                                        ------       -------   -------    -------     ------
Net asset value, end of period......................    $ 5.80       $  5.47   $  4.53    $  5.66     $ 9.54
                                                        ======       =======   =======    =======     ======
Total return........................................     6.34%(C)     21.15%    (19.96)%   (40.62)%    (4.60)%(C)
                                                        ======       =======   =======    =======     ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)........    $    1       $     1   $     1    $     1     $    1
    Ratios to average net assets (annualized)(A):
      Expenses......................................     0.87%         0.87%     0.87%      0.99%      0.99%
      Net investment income (loss)..................     0.15%         0.18%     0.06%      (0.26)%       --
      Decrease reflected in above expense ratio due
        to absorption of expenses by the
        Manager(A)..................................        --            --        --      0.02%      0.29%
    Portfolio turnover rate(B)......................       51%(C)       138%      135%        85%         9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             AMR CLASS
 -----------------------------------------------------------------
 SIX MONTHS                 YEAR ENDED
    ENDED                   OCTOBER 31,                JULY 31 TO
  APRIL 30,      ---------------------------------     OCTOBER 31,
    2004          2003        2002          2001          2000
 -----------     -------     -------       -------     -----------
 (UNAUDITED)
   $  5.48       $  4.54     $  5.67       $  9.55       $ 10.00
   -------       -------     -------       -------       -------
      0.01          0.02        0.02          0.01          0.01
      0.34          0.93       (1.14)        (3.87)        (0.46)
   -------       -------     -------       -------       -------
      0.35          0.95       (1.12)        (3.86)        (0.45)
   -------       -------     -------       -------       -------
     (0.02)        (0.01)      (0.01)        (0.02)           --
   -------       -------     -------       -------       -------
     (0.02)        (0.01)      (0.01)        (0.02)           --
   -------       -------     -------       -------       -------
   $  5.81       $  5.48     $  4.54       $  5.67       $  9.55
   =======       =======     =======       =======       =======
     6.33%(C)     21.09%      (19.85)%      (40.51)%       (4.50)%(C)
   =======       =======     =======       =======       =======
   $57,171       $48,926     $28,017       $23,804       $19,505
     0.73%         0.68%       0.67%         0.70%         0.74%
     0.32%         0.40%       0.30%         0.08%         0.25%
        --            --          --         0.02%         0.14%
       51%(C)       138%        135%           85%            9%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                   INSTITUTIONAL CLASS
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS                                                  DECEMBER 31,
                                                            ENDED                YEAR ENDED OCTOBER 31,                1998 TO
                                                          APRIL 30,     -----------------------------------------    OCTOBER 31,
                                                            2004        2003(D)      2002      2001(C)     2000          1999
                                                         -----------    --------    -------    -------    -------    ------------
                                                         (UNAUDITED)
Net asset value, beginning of period...................   $  16.21      $  11.28    $ 11.69    $ 10.08    $  9.07      $ 10.00
                                                          --------      --------    -------    -------    -------      -------
Income from investment operations:
   Net investment income (loss)(A).....................       0.04         (0.01)     (0.01)      0.16       0.21         0.07
   Net gains (losses) on securities (both realized and
     unrealized)(A)....................................       2.02          5.24       0.47       1.81       1.01        (1.00)
                                                          --------      --------    -------    -------    -------      -------
Total income (loss) from investment operations.........       2.06          5.23       0.46       1.97       1.22        (0.93)
                                                          --------      --------    -------    -------    -------      -------
Less distributions:
   Dividends from net investment income................      (0.08)        (0.02)     (0.11)     (0.19)     (0.04)          --
   Distributions from net realized gains on
     securities........................................      (0.44)        (0.28)     (0.76)     (0.17)     (0.17)          --
                                                          --------      --------    -------    -------    -------      -------
Total distributions....................................      (0.52)        (0.30)     (0.87)     (0.36)     (0.21)          --
                                                          --------      --------    -------    -------    -------      -------
Net asset value, end of period.........................   $  17.75      $  16.21    $ 11.28    $ 11.69    $ 10.08      $  9.07
                                                          ========      ========    =======    =======    =======      =======
Total return...........................................     12.87%(E)     47.45%      3.29%     20.16%     13.78%        (9.30)%(E)
                                                          ========      ========    =======    =======    =======      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)............   $218,876      $ 89,579    $21,936    $ 2,364    $ 1,955      $ 2,117
   Ratios to average net assets (annualized):
     Expenses(A).......................................      0.88%         0.89%      0.82%      0.89%      0.92%        0.96%
     Net investment income(loss)(A)....................      0.47%         0.60%      0.81%      1.38%      1.62%        0.84%
     Decrease reflected in above expense ratio due to
       absorption of expenses by the Manager(A)........         --            --         --         --      0.06%        1.23%
   Portfolio turnover rate(B)..........................        24%(E)        75%        81%        93%        63%          31%(E)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The American AAdvantage Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment adviser to the Small Cap Value Fund on September 18, 2003.

(E)  Not annualized.

(F) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             PLANAHEAD CLASS                                   SERVICE CLASS           AMR CLASS
    -----------------------------------------------------------------   ---------------------------   -----------
    SIX MONTHS                                                          SIX MONTHS                    SIX MONTHS
       ENDED             YEAR ENDED OCTOBER 31,           MARCH 1 TO       ENDED        MAY 1 TO         ENDED
     APRIL 30,    -------------------------------------   OCTOBER 31,    APRIL 30,     OCTOBER 31,     APRIL 30,
       2004       2003(D)    2002     2001(C)    2000        1999          2004          2003(D)         2004
    -----------   -------   -------   -------   -------   -----------   -----------   -------------   -----------
    (UNAUDITED)                                                         (UNAUDITED)                   (UNAUDITED)
     $  15.95     $ 11.22   $ 11.64   $ 10.08   $  9.05     $  9.13       $15.92        $   11.88      $  16.13
     --------     -------   -------   -------   -------     -------       ------        ---------      --------
         0.04        0.05      0.06      0.15      0.08        0.02           --               --          0.06
         1.96        5.08      0.36      1.76      1.14       (0.10)        1.97             4.04          2.00
     --------     -------   -------   -------   -------     -------       ------        ---------      --------
         2.00        5.13      0.42      1.91      1.22       (0.08)        1.97             4.04          2.06
     --------     -------   -------   -------   -------     -------       ------        ---------      --------
        (0.03)      (0.12)    (0.08)    (0.18)    (0.02)         --           --               --         (0.09)
        (0.44)      (0.28)    (0.76)    (0.17)    (0.17)         --        (0.44)              --         (0.44)
     --------     -------   -------   -------   -------     -------       ------        ---------      --------
        (0.47)      (0.40)    (0.84)    (0.35)    (0.19)         --        (0.44)              --         (0.53)
     --------     -------   -------   -------   -------     -------       ------        ---------      --------
     $  17.48     $ 15.95   $ 11.22   $ 11.64   $ 10.08     $  9.05       $17.45        $   15.92      $  17.66
     ========     =======   =======   =======   =======     =======       ======        =========      ========
    12.72%(E)      47.12%     2.99%    19.58%    13.76%       (0.88)%(E) 12.54%(E)         34.01%(E)  12.96%(E)
     ========     =======   =======   =======   =======     =======       ======        =========      ========
     $131,018     $66,906   $16,190   $ 1,197   $   440     $    74       $  687        $       1      $433,112
        1.16%       1.16%     1.11%     1.17%     1.18%       1.28%        1.49%            1.49%         0.60%
        0.18%       0.39%     0.52%     1.06%     1.71%       0.57%       (0.17%)           (0.05)%       0.75%
           --          --        --        --     0.06%       0.18%       13.91%        1,087.55%            --
       24%(E)         75%       81%       93%       63%         31%(E)    24%(E)              75%(F)     24%(E)

                           AMR CLASS
     ------------------------------------------------------

              YEAR ENDED OCTOBER 31,            MARCH 1 TO
     ----------------------------------------   OCTOBER 31,
     2003(D)      2002     2001(C)     2000        1999
     --------   --------   --------   -------   -----------

     $  11.30   $  11.71   $  10.10   $  9.08     $  9.13
     --------   --------   --------   -------     -------
         0.10       0.15       0.15      0.22        0.04
         5.15       0.34       1.85      1.04       (0.09)
     --------   --------   --------   -------     -------
         5.25       0.49       2.00      1.26       (0.05)
     --------   --------   --------   -------     -------
        (0.14)     (0.14)     (0.22)    (0.07)         --
        (0.28)     (0.76)     (0.17)    (0.17)         --
     --------   --------   --------   -------     -------
        (0.42)     (0.90)     (0.39)    (0.24)         --
     --------   --------   --------   -------     -------
     $  16.13   $  11.30   $  11.71   $ 10.10     $  9.08
     ========   ========   ========   =======     =======
       47.93%      3.54%     20.52%    14.19%       (0.55)%(E)
     ========   ========   ========   =======     =======
     $327,542   $181,180   $137,811   $53,715     $64,662
        0.61%      0.56%      0.64%     0.68%       0.70%
        0.95%      1.09%      1.55%     1.89%       1.14%
           --         --         --     0.06%       0.24%
          75%        81%        93%       63%         31%(E)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                    INSTITUTIONAL CLASS
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                        YEAR ENDED OCTOBER 31,
                                                           APRIL 30,     --------------------------------------------------------
                                                             2004        2003(F)       2002      2001(E)       2000      1999(B)
                                                          -----------    --------    --------    --------    --------    --------
                                                          (UNAUDITED)
Net asset value, beginning of period....................   $  15.46      $  12.10    $  13.77    $  17.95    $  19.36    $  16.93
                                                           --------      --------    --------    --------    --------    --------
Income from investment operations:
Net investment income(A D)..............................       0.14          0.25        0.21        0.24        0.36        0.35
   Net gains (losses) on securities (both realized and
    unrealized)(D)......................................       1.91          3.47       (1.62)      (2.96)       0.18        2.92
                                                           --------      --------    --------    --------    --------    --------
Total income (loss) from investment operations..........       2.05          3.72       (1.41)      (2.72)       0.54        3.27
                                                           --------      --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.................      (0.41)        (0.36)      (0.26)      (0.22)      (0.31)      (0.35)
   Distributions from net realized gains on
    securities..........................................         --            --          --       (1.24)      (1.64)      (0.49)
                                                           --------      --------    --------    --------    --------    --------
Total distributions.....................................      (0.41)        (0.36)      (0.26)      (1.46)      (1.95)      (0.84)
                                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period..........................   $  17.10      $  15.46    $  12.10    $  13.77    $  17.95    $  19.36
                                                           ========      ========    ========    ========    ========    ========
Total return............................................     13.41%(G)     31.61%      (10.51)%    (16.54)%     2.36%      19.98%
                                                           ========      ========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).............   $868,974      $722,333    $537,476    $519,151    $587,869    $601,923
   Ratios to average net assets (annualized):
    Expenses(D).........................................      0.77%         0.79%       0.75%       0.78%       0.72%       0.64%
    Net investment income(D)............................      1.54%         1.97%       1.56%       1.54%       1.64%       2.00%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager (D).........         --            --          --          --          --          --
   Portfolio turnover rate(C)...........................        17%(G)        44%         43%         36%         45%         63%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management LLC and Independence Investment LLC as investment adviser to the International Equity Fund on March 1, 1999.

(C) The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment adviser to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment adviser to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            PLANAHEAD CLASS                                 SERVICE CLASS          AMR CLASS
    ---------------------------------------------------------------   -------------------------   -----------
    SIX MONTHS                                                        SIX MONTHS                  SIX MONTHS
       ENDED                   YEAR ENDED OCTOBER 31,                    ENDED       MAY 1 TO        ENDED
     APRIL 30,    -------------------------------------------------    APRIL 30,    OCTOBER 31,    APRIL 30,
       2004       2003(F)     2002     2001(E)     2000     1999(B)      2004         2003(F)        2004
    -----------   --------   -------   --------   -------   -------   -----------   -----------   -----------
    (UNAUDITED)                                                       (UNAUDITED)                 (UNAUDITED)
     $  15.34     $  11.95   $ 13.58   $  17.72   $ 19.13   $ 16.75    $   15.31    $    12.18     $  15.54
     --------     --------   -------   --------   -------   -------    ---------    ----------     --------
         0.12         0.22      0.15       0.19      0.31      0.30         0.08          0.09         0.16
         1.89         3.46     (1.56)     (2.92)     0.18      2.89         1.91          3.04         1.92
     --------     --------   -------   --------   -------   -------    ---------    ----------     --------
         2.01         3.68     (1.41)     (2.73)     0.49      3.19         1.99          3.13         2.08
     --------     --------   -------   --------   -------   -------    ---------    ----------     --------
        (0.37)       (0.29)    (0.22)     (0.17)    (0.26)    (0.32)       (0.36)           --        (0.44)
           --           --        --      (1.24)    (1.64)    (0.49)          --            --           --
     --------     --------   -------   --------   -------   -------    ---------    ----------     --------
        (0.37)       (0.29)    (0.22)     (1.41)    (1.90)    (0.81)       (0.36)           --        (0.44)
     --------     --------   -------   --------   -------   -------    ---------    ----------     --------
     $  16.98     $  15.34   $ 11.95   $  13.58   $ 17.72   $ 19.13    $   16.94    $    15.31     $  17.18
     ========     ========   =======   ========   =======   =======    =========    ==========     ========
       13.22%(G)    31.62%    (10.57)%   (16.79)%   2.08%    19.68%       13.13%(G)     25.70%(G)    13.58%(G)
     ========     ========   =======   ========   =======   =======    =========    ==========     ========
     $228,292     $177,425   $99,636   $113,948   $85,680   $60,602    $       1    $        1     $365,452
        1.04%        1.10%     1.04%      1.10%     1.01%     0.93%        1.24%         1.50%        0.51%
        1.34%        1.68%     1.35%      1.22%     1.43%     1.71%        0.97%         1.33%        1.83%
           --           --        --         --        --        --     1113.02%     1,137.58%
          17%(G)       44%       43%        36%       45%       63%          17%(G)        44%(H)       17%(G)

                          AMR CLASS
     ----------------------------------------------------

                    YEAR ENDED OCTOBER 31,
     ----------------------------------------------------
     2003(F)      2002     2001(E)      2000     1999(B)
     --------   --------   --------   --------   --------

     $  12.18   $  13.86   $  18.07   $  19.46   $  17.01
     --------   --------   --------   --------   --------
         0.29       0.24       0.28       0.41       0.39
         3.46      (1.62)     (2.98)      0.20       2.94
     --------   --------   --------   --------   --------
         3.75      (1.38)     (2.70)      0.61       3.33
     --------   --------   --------   --------   --------
        (0.39)     (0.30)     (0.27)     (0.36)     (0.39)
           --         --      (1.24)     (1.64)     (0.49)
     --------   --------   --------   --------   --------
        (0.39)     (0.30)     (1.51)     (2.00)     (0.88)
     --------   --------   --------   --------   --------
     $  15.54   $  12.18   $  13.86   $  18.07   $  19.46
     ========   ========   ========   ========   ========
       31.77%     (10.26)%   (16.35)%    2.69%     20.27%
     ========   ========   ========   ========   ========
     $322,801   $264,579   $301,762   $428,329   $602,593
        0.52%      0.49%      0.52%      0.46%      0.39%
        2.22%      1.81%      1.78%      1.92%      2.25%
           --         --         --         --         --
          44%        43%        36%        45%        63%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                              SIX MONTHS            YEAR ENDED
                                                                 ENDED             OCTOBER 31,           JULY 31 TO
                                                               APRIL 30,    --------------------------   OCTOBER 31,
                                                                 2004        2003      2002     2001        2000
                                                              -----------   -------   ------   -------   -----------
                                                              (UNAUDITED)
Net asset value, beginning of period........................      10.62     $  7.20   $ 6.64   $  8.17     $ 10.00
                                                                -------     -------   ------   -------     -------
Income from investment operations:
    Net investment income(A)................................       0.02        0.04     0.09      0.11          --
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................       1.11        3.43     0.56     (1.62)      (1.83)
                                                                -------     -------   ------   -------     -------
Total income (loss) from investment operations..............       1.13        3.47     0.65     (1.51)      (1.83)
                                                                -------     -------   ------   -------     -------
Less distributions:
    Dividends from net investment income....................      (0.06)      (0.05)   (0.09)    (0.01)         --
    Distributions from net realized gains on securities.....         --          --       --     (0.01)         --
                                                                -------     -------   ------   -------     -------
Total distributions.........................................      (0.06)      (0.05)   (0.09)    (0.02)         --
                                                                -------     -------   ------   -------     -------
Net asset value, end of period..............................      11.69     $ 10.62   $ 7.20   $  6.64     $  8.17
                                                                =======     =======   ======   =======     =======
Total return................................................  10.66%(C)      48.45%    9.80%    (18.52)%    (18.30)%(C)
                                                                =======     =======   ======   =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $ 6,131     $ 3,557   $1,769   $ 1,495     $     1
    Ratios to average net assets (annualized):
      Expenses(A)...........................................      1.88%       1.76%    1.51%     1.43%       1.87%
      Net investment income (loss)(A).......................      0.44%       0.62%    1.11%     2.07%       (0.47)%
    Portfolio turnover rate(B)..............................     25%(C)         80%      94%       95%         23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The American AAdvantage Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               PLANAHEAD CLASS                                         AMR CLASS
---------------------------------------------   -------------------------------------------------------
     SIX MONTHS                                 SIX MONTHS            YEAR ENDED
        ENDED      YEAR ENDED    OCTOBER 1 TO      ENDED              OCTOBER 31,           JULY 31 TO
      APRIL 30,    OCTOBER 31,   OCTOBER 31,     APRIL 30,    ---------------------------   OCTOBER 31,
        2004          2003           2002          2004        2003      2002      2001        2000
     -----------   -----------   ------------   -----------   -------   -------   -------   -----------
     (UNAUDITED)                                (UNAUDITED)
       $ 10.55       $  7.19        $ 6.86        $ 10.66     $  7.22   $  6.65   $  8.18     $ 10.00
       -------       -------        ------        -------     -------   -------   -------     -------
          0.01          0.09            --           0.04        0.07      0.09      0.13          --
          1.10          3.34          0.33           1.11        3.44      0.59     (1.63)      (1.82)
       -------       -------        ------        -------     -------   -------   -------     -------
          1.11          3.43          0.33           1.15        3.51      0.68     (1.50)      (1.82)
       -------       -------        ------        -------     -------   -------   -------     -------
         (0.05)        (0.07)           --          (0.08)      (0.07)    (0.11)    (0.02)         --
            --            --            --             --          --        --        --          --
       -------       -------        ------        -------     -------   -------   -------     -------
         (0.05)        (0.07)           --          (0.08)      (0.07)    (0.11)    (0.03)         --
       -------       -------        ------        -------     -------   -------   -------     -------
       $ 11.61       $ 10.55        $ 7.19        $ 11.73     $ 10.66   $  7.22   $  6.65     $  8.18
       =======       =======        ======        =======     =======   =======   =======     =======
        10.57%(C)     48.07%         4.81%(C)      10.92%(C)   48.84%    10.10%    (18.40)%    (18.20)%(C)
       =======       =======        ======        =======     =======   =======   =======     =======
       $   484       $   492        $    1        $67,715     $51,498   $32,731   $20,660     $17,308
         2.13%         2.08%         1.87%          1.60%       1.50%     1.26%     1.30%       1.60%
         0.20%         0.57%         (0.25)%        0.76%       0.92%     1.35%     1.76%       (0.19)%
           25%(C)        80%           94%(D)      25%(C)         80%(C)     94%      95%         23%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                              SIX MONTHS          YEAR ENDED
                                                                ENDED             OCTOBER 31,       DECEMBER 29, 2000
                                                              APRIL 30,       -------------------    TO OCTOBER 31,
                                                                 2004           2003       2002           2001
                                                              ----------      --------   --------   -----------------
                                                              (UNAUDITED)
Net asset value, beginning of period........................   $  10.73       $   9.63   $   9.82        $ 10.00
                                                               --------       --------   --------        -------
Income from investment operations:
    Net investment income...................................       0.39           0.78       0.80           0.71
    Net gains (losses) on securities (both realized and
      unrealized)...........................................       0.13           1.10      (0.19)         (0.18)
                                                               --------       --------   --------        -------
Total income from investment operations.....................       0.52           1.88       0.61           0.53
                                                               --------       --------   --------        -------
Less distributions:
    Dividends from net investment income....................      (0.39)         (0.78)     (0.80)         (0.71)
    Distributions from net realized gains on securities.....      (0.14)            --         --             --
                                                               --------       --------   --------        -------
Total distributions.........................................      (0.53)         (0.78)     (0.80)         (0.71)
                                                               --------       --------   --------        -------
Net asset value, end of period..............................   $  10.72       $  10.73   $   9.63        $  9.82
                                                               ========       ========   ========        =======
Total return................................................      4.90%(A)      20.11%      6.28%          5.33%(A)
                                                               ========       ========   ========        =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................   $158,093       $161,380   $104,813        $53,275
    Ratios to average net assets (annualized):
      Expenses..............................................      0.90%          0.90%      0.90%          0.90%
      Net investment income.................................      7.29%          7.51%      8.02%          8.48%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager...............      0.07%          0.10%      0.08%          0.17%
    Portfolio turnover rate.................................        67%(A)        114%       163%           145%(A)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

(C) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              PLANAHEAD CLASS                       SERVICE CLASS
-------------------------------------------   -------------------------
    SIX MONTHS                                SIX MONTHS
       ENDED      YEAR ENDED    MARCH 1 TO       ENDED       MAY 1 TO
     APRIL 30,    OCTOBER 31,   OCTOBER 31,    APRIL 30,    OCTOBER 31,
       2004          2003          2002          2004          2003
    -----------   -----------   -----------   -----------   -----------
    (UNAUDITED)                               (UNAUDITED)
     $  10.73      $   9.63       $10.10       $   10.73     $  10.47
     --------      --------       ------       ---------     --------
         0.37          0.75         0.50            0.35         0.29
         0.13          1.10        (0.47)           0.14         0.32
     --------      --------       ------       ---------     --------
         0.50          1.85         0.03            0.49         0.61
     --------      --------       ------       ---------     --------
        (0.37)        (0.75)       (0.50)          (0.36)       (0.35)
        (0.14)           --           --           (0.14)          --
     --------      --------       ------       ---------     --------
        (0.51)        (0.75)       (0.50)          (0.50)       (0.35)
     --------      --------       ------       ---------     --------
     $  10.72      $  10.73       $ 9.63       $   10.72     $  10.73
     ========      ========       ======       =========     ========
     4.70%(A)        19.57%        (0.26)%(A)      4.43%(A)     5.46%(A)
     ========      ========       ======       =========     ========
     $136,977      $125,654       $4,029       $       1     $      1
        1.27%         1.24%        1.27%           1.60%        1.71%
        6.92%         7.11%        7.20%           6.52%        6.51%
           --            --           --        1275.52%      805.12%
          67%(A)       114%         163%(B)          67%(A)      114%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                   PLANAHEAD CLASS
                                                              -------------------------
                                                              SIX MONTHS
                                                                 ENDED      JUNE 30 TO
                                                               APRIL 30,    OCTOBER 31,
                                                                 2004          2003
                                                              -----------   -----------
                                                              (UNAUDITED)
Net asset value, beginning of period........................   $   9.76      $  10.00
                                                               --------      --------
Income from investment operations:
    Net investment income...................................       0.12          0.07(B)
    Net gains (losses) on securities (both realized and
     unrealized)............................................       0.10         (0.04)
                                                               --------      --------
Total income from investment operations.....................       0.22          0.03
                                                               --------      --------
Less distributions:
    Dividends from net investment income....................      (0.12)        (0.07)
    Distributions from net realized gains on securities.....         --            --
                                                               --------      --------
Total distributions.........................................      (0.12)        (0.07)
                                                               --------      --------
Net asset value, end of period..............................   $  10.06      $   9.96
                                                               ========      ========
Total return................................................      2.24%(A)      0.32%(A)
                                                               ========      ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................   $100,908      $101,072
    Ratios to average net assets (annualized):
      Expenses..............................................      0.98%         0.93%
      Net investment income.................................      2.30%         2.20%
    Portfolio turnover rate.................................        40%(A)        57%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                      -------------------------------------------------------------
                                                      SIX MONTHS
                                                         ENDED                  YEAR ENDED OCTOBER 31,
                                                       APRIL 30,    -----------------------------------------------
                                                         2004        2003      2002      2001      2000      1999
                                                      -----------   -------   -------   -------   ------   --------
                                                      (UNAUDITED)
Net asset value, beginning of period................    $ 10.45     $ 10.42   $ 10.51   $  9.72   $ 9.58   $  10.50
                                                        -------     -------   -------   -------   ------   --------
Income from investment operations:
    Net investment income(A)........................       0.19        0.41      0.51      0.57     0.59       0.56
    Net gains (losses) on securities (both realized
      and unrealized)(A)............................      (0.09)       0.03     (0.09)     0.79     0.14      (0.63)
                                                        -------     -------   -------   -------   ------   --------
Total income (loss) from investment operations......       0.10        0.44      0.42      1.36     0.73      (0.07)
                                                        -------     -------   -------   -------   ------   --------
Less distributions:
    Dividends from net investment income............      (0.19)      (0.41)    (0.51)    (0.57)   (0.59)     (0.56)
    Distributions from net realized gains on
      securities....................................         --          --        --        --       --      (0.29)
                                                        -------     -------   -------   -------   ------   --------
Total distributions.................................      (0.19)      (0.41)    (0.51)    (0.57)   (0.59)     (0.85)
                                                        -------     -------   -------   -------   ------   --------
Net asset value, end of period......................    $ 10.36     $ 10.45   $ 10.42   $ 10.51   $ 9.72   $   9.58
                                                        =======     =======   =======   =======   ======   ========
Total return........................................      0.93%(C)    4.31%     4.21%    14.36%    7.89%      (0.83)%
                                                        =======     =======   =======   =======   ======   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)........    $   893     $ 1,024   $74,919   $60,842   $  115   $205,218
    Ratios to average net assets (annualized):
      Expenses(A)...................................      1.20%       0.58%     0.56%     0.54%    0.59%      0.55%
      Net investment income(A)......................      3.57%       4.02%     4.99%     5.55%    6.31%      5.62%
      Decrease reflected in above expense ratio due
        to absorption of expenses by the
        Manager(A)..................................         --          --        --        --       --         --
    Portfolio turnover rate(B)......................        53%(C)     187%      185%      164%     102%       123%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The American AAdvantage Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 1998 through October 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        PLAN AHEAD CLASS                                                     AMR CLASS
    ---------------------------------------------------------   -------------------------------------------------------------------
    SIX MONTHS                                                  SIX MONTHS                                                MARCH 1
       ENDED                YEAR ENDED OCTOBER 31,                 ENDED              YEAR ENDED OCTOBER 31,                TO
     APRIL 30,    -------------------------------------------    APRIL 30,    ---------------------------------------   OCTOBER 31,
       2004        2003     2002     2001      2000     1999       2004         2003       2002      2001      2000        1999
    -----------   ------   ------   -------   ------   ------   -----------   --------   --------   -------   -------   -----------
    (UNAUDITED)                                                 (UNAUDITED)
      $ 10.31     $10.27   $10.34   $  9.57   $ 9.63   $10.55    $  10.24     $  10.22   $  10.30   $  9.53   $  9.58     $  9.95
      -------     ------   ------   -------   ------   ------    --------     --------   --------   -------   -------     -------
         0.20       0.39     0.48      0.53     0.59     0.53        0.23         0.45       0.53      0.58      0.64        0.39
        (0.08)      0.04    (0.07)     0.77    (0.06)   (0.63)      (0.08)        0.02      (0.08)     0.77     (0.05)      (0.37)
      -------     ------   ------   -------   ------   ------    --------     --------   --------   -------   -------     -------
         0.12       0.43     0.41      1.30     0.53    (0.10)       0.15         0.47       0.45      1.35      0.59        0.02
      -------     ------   ------   -------   ------   ------    --------     --------   --------   -------   -------     -------
        (0.20)     (0.39)   (0.48)    (0.53)   (0.59)   (0.53)      (0.23)       (0.45)     (0.53)    (0.58)    (0.64)      (0.39)
           --         --       --        --       --    (0.29)         --           --         --        --        --          --
      -------     ------   ------   -------   ------   ------    --------     --------   --------   -------   -------     -------
        (0.20)     (0.39)   (0.48)    (0.53)   (0.59)   (0.82)      (0.23)       (0.45)     (0.53)    (0.58)    (0.64)      (0.39)
      -------     ------   ------   -------   ------   ------    --------     --------   --------   -------   -------     -------
      $ 10.23     $10.31   $10.27   $ 10.34   $ 9.57   $ 9.63    $  10.16     $  10.24   $  10.22   $ 10.30   $  9.53     $  9.58
      =======     ======   ======   =======   ======   ======    ========     ========   ========   =======   =======     =======
     1.16%(C)      4.25%    4.10%    13.91%    5.76%    (0.98)%  1.43%(C)        4.62%      4.57%    14.58%     6.39%     (0.17)%(C)
      =======     ======   ======   =======   ======   ======    ========     ========   ========   =======   =======     =======
      $ 1,104     $1,395   $1,691   $   300   $  102   $1,545    $121,447     $131,927   $144,098   $95,820   $40,555     $46,655
        0.89%      0.86%    0.86%     0.83%    0.87%    0.85%       0.34%        0.32%      0.30%     0.30%     0.39%       0.30%
        3.88%      3.70%    4.60%     5.04%    6.07%    5.32%       4.43%        4.32%      5.23%     5.84%     6.72%       6.12%
           --         --       --     0.01%    0.02%       --          --           --         --        --        --          --
       53%(C)       187%     185%      164%     102%     123%      53%(C)         187%       185%      164%      102%        123%(D)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL CLASS
                                                 --------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30,       ---------------------------------------------------
                                                    2004           2003        2002        2001       2000      1999
                                                 -----------      ------      ------      -------    ------    ------
                                                 (UNAUDITED)
Net asset value, beginning of period...........    $ 9.32         $ 9.45      $ 9.62      $  9.21    $ 9.30    $ 9.63
                                                   ------         ------      ------      -------    ------    ------
Income from investment operations:
    Net investment income(B)...................      0.13           0.37        0.42         0.57      0.62      0.53
    Net gains (losses) on securities (both
      realized and unrealized)(B)..............     (0.03)         (0.04)      (0.11)        0.41     (0.10)    (0.29)
                                                   ------         ------      ------      -------    ------    ------
Total income from investment operations........      0.10           0.33        0.31         0.98      0.52      0.24
                                                   ------         ------      ------      -------    ------    ------
Less distributions:
    Dividends from net investment income.......     (0.23)         (0.46)      (0.48)       (0.57)    (0.61)    (0.57)
                                                   ------         ------      ------      -------    ------    ------
Total distributions............................     (0.23)         (0.46)      (0.48)       (0.57)    (0.61)    (0.57)
                                                   ------         ------      ------      -------    ------    ------
Net asset value, end of period.................    $ 9.19         $ 9.32      $ 9.45      $  9.62    $ 9.21    $ 9.30
                                                   ======         ======      ======      =======    ======    ======
Total return...................................     1.00%(C)       3.58%       3.37%       10.98%     5.83%     2.56%
                                                   ======         ======      ======      =======    ======    ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)...    $3,388         $3,745      $8,396      $ 4,226    $3,687    $5,034
    Ratios to average net assets (annualized):
      Expenses(B)..............................     0.62%          0.54%       0.44%        0.51%     0.58%     0.62%
      Net investment income(B).................     2.89%          4.30%       4.47%        6.06%     6.61%     5.92%
      Decrease reflected in above expense ratio
        due to absorption of expenses by the
        Manager(B).............................        --             --          --           --        --        --
    Portfolio turnover rate(A).................       14%(C)         81%         63%         104%       89%      115%

---------------

(A) The American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(C)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLANAHEAD CLASS                                              AMR CLASS
--------------------------------------------------------------------     -------------------------------------
SIX MONTHS                                                               SIX MONTHS
   ENDED                       YEAR ENDED OCTOBER 31,                       ENDED        YEAR ENDED OCTOBER 31,
 APRIL 30,       ---------------------------------------------------      APRIL 30,      ---------------------
   2004           2003       2002       2001        2000       1999         2004          2003        2002
-----------      ------     ------     -------     ------     ------     -----------     -------     -------
(UNAUDITED)                                                              (UNAUDITED)
  $  9.33        $ 9.45     $ 9.62     $  9.21     $ 9.30     $ 9.64       $  9.31       $  9.44     $  9.60
  -------        ------     ------     -------     ------     ------       -------       -------     -------
     0.15          0.39       0.43        0.55       0.59       0.54          0.14          0.42        0.44
         )
    (0.07         (0.08)     (0.14)       0.41      (0.09)     (0.33)        (0.03)        (0.07)      (0.11)
  -------        ------     ------     -------     ------     ------       -------       -------     -------
     0.08          0.31       0.29        0.96       0.50       0.21          0.11          0.35        0.33
  -------        ------     ------     -------     ------     ------       -------       -------     -------
    (0.22)        (0.43)     (0.46)      (0.55)     (0.59)     (0.55)        (0.24)        (0.48)      (0.49)
  -------        ------     ------     -------     ------     ------       -------       -------     -------
    (0.22)        (0.43)     (0.46)      (0.55)     (0.59)     (0.55)        (0.24)        (0.48)      (0.49)
  -------        ------     ------     -------     ------     ------       -------       -------     -------
  $  9.19        $ 9.33     $ 9.45     $  9.62     $ 9.21     $ 9.30       $  9.18       $  9.31     $  9.44
  =======        ======     ======     =======     ======     ======       =======       =======     =======
    0.76%(C)      3.38%      3.16%      10.69%      5.56%      2.21%         1.13%(C)      3.82%       3.60%
  =======        ======     ======     =======     ======     ======       =======       =======     =======
  $ 8,196        $5,783     $3,520     $ 1,257     $  489     $1,638       $82,179       $91,911     $89,932
    0.87%         0.86%      0.73%       0.75%      0.84%      0.84%         0.34%         0.33%       0.30%
    2.61%         4.00%      4.16%       5.76%      6.29%      5.75%         3.16%         4.54%       4.63%
       --            --      0.04%          --      0.10%      0.09%            --            --          --
      14%(C)        81%        63%        104%        89%       115%           14%(C)        81%         63%

                        AMR CLASS
-----------  -------------------------------
SIX MONTHS
   ENDED       YEAR ENDED OCTOBER 31,
 APRIL 30,   -------------------------------
   2004       2001        2000        1999
-----------  -------     -------     -------
(UNAUDITED)
  $  9.33    $  9.20     $  9.29     $  9.62
  -------    -------     -------     -------
     0.15       0.59        0.63        0.59
         )
    (0.07       0.40       (0.09)      (0.33)
  -------    -------     -------     -------
     0.08       0.99        0.54        0.26
  -------    -------     -------     -------
    (0.22)     (0.59)      (0.63)      (0.59)
  -------    -------     -------     -------
    (0.22)     (0.59)      (0.63)      (0.59)
  -------    -------     -------     -------
  $  9.19    $  9.60     $  9.38     $  9.29
  =======    =======     =======     =======
    0.76%(C   11.07%       6.09%       2.83%
  =======    =======     =======     =======
  $ 8,196    $81,370     $56,714     $66,767
    0.87%      0.33%       0.33%       0.35%
    2.61%      6.26%       6.88%       6.26%
       --         --          --          --
      14%(C     104%         89%        115%

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 94.2%
AUSTRALIA - 1.33%
AUSTRALIA PREFERRED STOCK - 0.27%
AMP Limited..................       295,706   $    1,232
The News Corporation+........       345,000        2,953
                                              ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                      4,185
                                              ----------
AUSTRALIA COMMON STOCK - 1.06%
Alumina Limited*.............       842,900        3,086
Australia & New Zealand
  Banking Group Limited......       376,432        5,048
Commonwealth Bank of
  Australia*.................       185,780        4,193
Iluka Resources Limited*.....       387,194        1,093
WMC Resources Limited........       842,900        2,916
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                     16,336
                                              ----------
    TOTAL AUSTRALIA..........                     20,521
                                              ----------
BELGIUM COMMON STOCK - 0.30%
Fortis+*.....................       211,300        4,600
                                              ----------
    TOTAL BELGIUM COMMON
      STOCK..................                      4,600
                                              ----------
CANADA COMMON STOCK - 2.47%
Alcan, Incorporated+.........       164,451        6,591
BCE, Incorporated+*..........       272,770        5,472
Celestica, Incorporated+*....       682,370       11,993
Husky Energy,
  Incorporated+*.............       309,200        5,677
Manulife Financial
  Corporation+*..............       227,165        8,376
                                              ----------
    TOTAL CANADA COMMON
      STOCK..................                     38,109
                                              ----------
DENMARK COMMON STOCK - 0.10%
Vestas Wind Systems+.........       102,785        1,532
                                              ----------
    TOTAL DENMARK COMMON
      STOCK..................                      1,532
                                              ----------
FINLAND COMMON STOCK - 1.50%
KCI Konecranes Oyj*..........       124,600        4,556
M-real Oyj...................       214,800        1,962
Stora Enso Oyj...............       349,300        4,711
UPM-Kymmene Oyj*.............       647,600       11,940
                                              ----------
    TOTAL FINLAND COMMON
      STOCK..................                     23,169
                                              ----------
FRANCE COMMON STOCK - 9.64%
Accor S.A.*..................        75,410        3,175
Aventis S.A.*................       475,203       36,201
AXA*.........................       848,964       17,881
BNP Paribas S.A.*............       220,037       13,215
Compagnie Generale des
  Etablissements Michelin*...       115,400        5,401
Credit Agricole S.A..........       316,954        7,819

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Lagardere S.C.A.*............        92,300   $    5,560
PSA Peugeot Citroen S.A.*....       163,469        8,783
Schneider Electric S.A.*.....        90,200        6,077
Societe BIC S.A.+*...........        62,687        2,720
Suez S.A.*...................       222,580        4,461
Total S.A.*..................       142,627       26,381
Vinci S.A.*..................       113,230       11,022
                                              ----------
    TOTAL FRANCE COMMON
      STOCK..................                    148,696
                                              ----------
GERMANY - 5.82%
GERMANY PREFERRED STOCK - 0.71%
Fresenius Medical Care AG*...       169,846        8,110
Schering AG..................        53,400        2,807
                                              ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     10,917
                                              ----------
GERMANY COMMON STOCK - 5.11%
BASF AG+*....................       231,500       11,944
Bayer AG*....................       143,300        3,905
Celesio AG*..................       148,865        8,300
Deutsche Post AG.............       462,000       10,185
E.ON AG+*....................       181,200       12,012
Hugo Boss AG*................       253,350        5,618
Merck KGaA*..................        94,000        5,035
Muenchener Rueckversicherung-
  Gesellschaft AG+*..........        98,597       10,662
Porsche AG...................         3,900        2,419
Siemens AG*..................        72,000        5,200
Volkswagen AG*...............        81,230        3,579
                                              ----------
    TOTAL GERMANY COMMON
      STOCK..................                     78,859
                                              ----------
    TOTAL GERMANY............                     89,776
                                              ----------
HONG KONG COMMON STOCK - 1.54%
Cheung Kong Holdings
  Limited....................       531,000        4,085
CLP Holdings Limited+........       720,000        3,831
Henderson Land Development
  Company Limited*...........     2,022,000        9,073
Hutchison Whampoa Limited....       177,000        1,191
Swire Pacific Limited+.......       853,000        5,577
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK..................                     23,757
                                              ----------
IRELAND COMMON STOCK - 2.57%
Allied Irish Banks plc.......     1,091,416       15,764
Bank of Ireland..............       435,000        5,272
CRH plc......................       545,995       11,592
Depfa Bank plc...............        46,570        6,985
                                              ----------
    TOTAL IRELAND COMMON
      STOCK..................                     39,613
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
ITALY COMMON STOCK - 1.83%
Eni S.p.A.*..................       973,447   $   19,791
Riunione Adriatica di Sicurta
  S.p.A.*....................       192,193        3,520
Snam Rete Gas S.p.A..........       217,700          966
Telecom Italia S.p.A.........     1,240,929        3,979
                                              ----------
    TOTAL ITALY COMMON
      STOCK..................                     28,256
                                              ----------
JAPAN COMMON STOCK - 14.12%
Acom Company Limited.........       221,410       15,770
Canon, Incorporated*.........       426,500       22,377
DENSO Corporation............        96,000        2,023
East Japan Railway Company...         1,547        7,906
FANUC Limited................       119,500        7,320
Hitachi Limited+*............       522,000        3,666
Honda Motor Company
  Limited....................       378,100       15,178
Kao Corporation..............       153,300        3,660
Komatsu Limited..............       764,000        4,355
Konica Corporation...........       937,840       12,986
Mitsubishi Estate Company
  Limited....................       304,000        3,595
NEC Corporation*.............       372,000        2,923
NEC Electronics
  Corporation*...............        78,900        5,555
Nintendo Company Limited.....        40,700        3,843
Nippon Telegraph & Telephone
  Corporation+...............         1,114        5,855
Nissan Motor Company
  Limited*...................       890,300        9,915
Nomura Holdings,
  Incorporated*..............       760,000       12,341
NTT DoCoMo, Incorporated.....         4,501        8,932
Promise Company Limited......       166,950       11,044
Rohm Company Limited.........        34,500        4,305
Sanyo Shinpan Finance Company
  Limited....................       155,100        7,561
Seiko Epson Corporation......       110,500        4,336
Shin-Etsu Chemical Company
  Limited....................       109,300        4,417
Sompo Japan Insurance,
  Incorporated...............       709,000        6,393
Sony Corporation*............       133,300        5,158
Sumitomo Trust and Banking
  Company Limited............       558,000        3,357
Takeda Chemical Industries
  Limited....................       187,500        7,561
Takefuji Corporation*........       161,480       10,258
Tokyo Gas Company Limited*...     1,444,000        5,352
                                              ----------
    TOTAL JAPAN COMMON
      STOCK..................                    217,942
                                              ----------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
MEXICO COMMON STOCK - 0.25%
Telefonos de Mexico S.A. de
  C.V., ADR..................       111,700   $    3,813
                                              ----------
    TOTAL MEXICO COMMON
      STOCK..................                      3,813
                                              ----------
NETHERLANDS COMMON STOCK - 7.08%
ABN AMRO Holding N.V.........       261,521        5,687
CNH Global NV................        77,320        1,535
Heineken N.V.*...............       205,900        8,688
IHC Caland N.V...............        64,180        3,023
ING Groep N.V.*..............       766,814       16,436
Koninklijke (Royal) KPN
  N.V.*......................     1,206,600        8,693
Koninklijke (Royal) Philips
  Electronics N.V.*..........     1,138,568       31,010
Royal Dutch Petroleum
  Company+*..................       324,320       15,773
TPG N.V.+*...................       394,495        8,507
Vedior N.V...................       678,134        9,852
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    109,204
                                              ----------
NEW ZEALAND COMMON STOCK - 0.76%
Carter Holt Harvey Limited...     2,333,889        3,066
Telecom Corporation of New
  Zealand Limited*...........     2,454,478        8,690
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                     11,756
                                              ----------
NORWAY COMMON STOCK - 1.20%
Norsk Hydro ASA..............        74,650        4,385
Statoil ASA..................       286,600        3,582
Telenor ASA..................     1,533,859       10,084
Yara International ASA+......        74,650          528
                                              ----------
    TOTAL NORWAY COMMON
      STOCK..................                     18,579
                                              ----------
PORTUGAL COMMON STOCK - 1.12%
Portugal Telecom, SGPS,
  S.A........................     1,595,523       17,309
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     17,309
                                              ----------
SINGAPORE COMMON STOCK - 1.47%
Creative Technology Limited..       659,320        6,898
Development Bank of Singapore
  Group Holdings Limited.....       579,795        4,873
Oversea-Chinese Banking
  Corporation Limited........       912,650        6,490
United Overseas Bank
  Limited....................       555,000        4,469
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                     22,730
                                              ----------
SOUTH KOREA COMMON STOCK - 0.73%
Kookmin Bank, ADR,+..........       140,510        5,213

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Korea Electric Power
  Corporation................        86,860   $    1,421
LG Electronics,
  Incorporated...............        76,760        4,658
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     11,292
                                              ----------
SPAIN COMMON STOCK - 4.28%
Altadis S.A.*................       396,292       11,202
Amadeus Global Travel
  Distribution*..............     1,704,503       10,053
Antena 3 de Television,
  S.A.+......................        17,500          889
Banco Popular Espanol S.A.*..        90,200        4,977
Enagas S.A...................       416,093        4,724
Iberdrola S.A................       215,157        4,243
Repsol YPF S.A.+*............       446,600        9,406
Telefonica S.A.+*............     1,384,372       20,595
                                              ----------
    TOTAL SPAIN COMMON
      STOCK..................                     66,089
                                              ----------
SWEDEN COMMON STOCK - 2.43%
Atlas Copco AB*..............       140,350        4,924
Autoliv, Incorporated+*......       134,200        5,709
Electrolux AB*...............       193,300        3,821
Electrolux AB+...............       193,300          253
ForeningsSparbanken AB*......       223,400        4,167
Nordea AB....................       549,780        3,710
Securitas AB.................       267,470        3,851
Stora Enso Oyj, Series A*....        66,662          894
Stora Enso Oyj, Series R.....       163,902        2,188
TDC A/S+.....................        99,390        3,378
Volvo AB*....................       135,560        4,640
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK..................                     37,535
                                              ----------
SWITZERLAND COMMON STOCK - 7.01%
Adecco SA*...................       123,210        5,507
Compagnie Financiere
  Richemont AG+..............       215,500        5,543
Credit Suisse Group+.........       533,091       18,789
Geberit AG...................        15,622        9,494
Lonza Group AG*..............        39,370        1,901
Nestle SA+*..................        19,800        5,009
Novartis AG..................       179,764        8,014
SIG Holding AG...............        95,723       16,242
Swiss Reinsurance............       199,410       13,119
Syngenta AG+.................        58,443        4,676
UBS AG*......................       120,100        8,535
Zurich Financial Services
  AG+........................        71,758       11,345
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    108,174
                                              ----------
UNITED KINGDOM COMMON STOCK - 26.65%
Abbey National plc...........       243,510        1,954
Alliance Unichem plc.........       350,810        3,711
Arriva plc...................     1,093,974        7,445

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Aviva plc....................       890,693   $    8,703
BAA plc......................       778,968        7,183
BAE Systems plc+.............     4,146,947       15,425
Barclays plc.................     1,119,800       10,098
BHP Billiton plc.............       924,279        7,384
BP plc.......................     2,188,860       18,923
Brambles Industries plc......       700,641        2,609
British American Tobacco
  Industries plc.............       517,469        7,846
BT Group plc+................     2,371,879        7,508
Cable and Wireless plc+......     1,452,300        3,181
Cadbury Schweppes plc........     2,067,785       16,446
Celltech Group plc+..........       171,700        1,280
Diageo plc...................     1,426,165       19,133
FirstGroup plc...............     1,059,787        5,046
GlaxoSmithKline plc+.........     1,466,226       30,344
Hanson plc...................       839,725        6,403
Hays plc.....................     3,181,974        6,658
HSBC Holdings plc............     1,196,065       17,138
Imperial Tobacco Group plc...       149,440        3,310
Kesa Electricals plc.........       507,200        2,536
Kidde plc....................     1,680,500        3,338
Kingfisher plc...............     1,530,939        7,690
Lloyds TSB Group plc.........     1,127,992        8,431
Marks & Spencer Group plc+...       434,561        2,129
National Grid Transco plc....       482,100        3,657
Pearson plc..................       362,610        4,231
Prudential plc...............     1,009,300        7,929
Reed Elsevier plc+...........       930,960        8,667
Rentokil Initial plc.........     2,422,430        8,076
Reuters Group plc+...........     1,441,776        9,537
Rio Tinto plc................       228,900        5,021
Rolls-Royce plc..............       966,500        3,968
Royal Bank of Scotland Group
  plc........................       765,758       22,990
J. Sainsbury plc.............       429,500        2,121
Shell Transport & Trading
  Company plc................     2,687,421       18,539
Shire Pharmaceuticals Group
  plc+.......................       323,900        2,981
Smiths Group plc.............       978,470       12,120
Standard Chartered plc.......       158,030        2,421
TI Automotive................       681,500           --
Unilever plc.................     2,450,294       23,117
Vodafone Group plc...........    11,714,039       28,459
Wolseley plc.................       600,335        8,799
WPP Group plc................       296,000        2,919
Yell Group plc...............       658,960        3,710
                                              ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                    411,114
                                              ----------
    TOTAL STOCKS.............                  1,453,566
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                   PAR
                                  AMOUNT        VALUE
                               ------------   ----------
FRANCE CORPORATE BONDS - 0.02%
AXA, 0.00%, Due 12/21/2004...  $         12   $      250
                                              ----------
    TOTAL FRANCE CORPORATE
      BONDS..................                        250
                                              ----------
                                  SHARES
                               ------------
SHORT TERM INVESTMENTS - 28.49%
American AAdvantage Money
  Market Select Fund (Note
  A).........................   302,461,593      302,462

                                  SHARES        VALUE
                               ------------   ----------
AMR Investments Enhanced Cash
  Business Trust (Note A)....   137,086,003   $  137,086
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS............                    439,548
                                              ----------
TOTAL INVESTMENTS - 122.71%
  (COST $1,628,406)..........                  1,893,364
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (22.71%)..........                   (350,436)
                                              ----------
TOTAL NET ASSETS - 100%......                 $1,542,928
                                              ==========

---------------

(A) See Note 2 in the Notes to Financial Statements regarding investments in affiliated issuers.

* - All or a portion of the security is on loan at April 30, 2004. See Note 4.

+ - non-income producing

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY SECTOR DIVERSIFICATION
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    11.66%
Consumer Staples............................................     6.52%
Energy......................................................     7.94%
Financials..................................................    24.25%
Health Care.................................................     7.41%
Industrials.................................................    14.73%
Information Technology......................................     4.02%
Materials...................................................     6.24%
Short-Term Investments......................................    28.49%
Telecommunications Services.................................     8.81%
Utilities...................................................     2.64%
Other Liabilities...........................................   (22.71%)
                                                               -------
      NET ASSETS............................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (in thousands) (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A).....  $1,453,816
    Investments in affiliated securities, at value(B).......     439,548
    Cash....................................................       6,928
    Cash denominated in foreign currency (cost $1,979)......       1,980
    Dividends and interest receivable.......................       6,015
    Reclaims receivable.....................................         188
    Receivable for investments sold.........................       3,385
                                                              ----------
        TOTAL ASSETS........................................   1,911,860
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................      11,728
    Payable upon return of securities loaned................     353,597
    Payable for variation margin on open futures
     contracts..............................................         833
    Management and investment advisory fees payable (Note
     2).....................................................       1,428
    Unrealized depreciation on foreign currency contracts...       1,133
    Other liabilities.......................................         213
                                                              ----------
        TOTAL LIABILITIES...................................     368,932
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $1,542,928
                                                              ==========
---------------
(A) Cost of unaffiliated securities.........................  $1,188,858
(B) Cost of affiliated securities...........................  $  439,548

STATEMENT OF OPERATIONS
Six months ended April 30, 2004 (in thousands) (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $     96
    Dividend income from unaffiliated securities (net of
     foreign taxes of $2,724)...............................    15,652
    Dividend income from affiliated securities..............       451
    Income derived from commission recapture (Note 6).......       177
    Income derived from securities lending, net (Note 5)....       597
                                                              --------
        TOTAL INVESTMENT INCOME.............................    16,973
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     2,553
    Custodian fees..........................................       858
    Professional fees.......................................        89
    Other expenses..........................................        (3)
                                                              --------
        TOTAL EXPENSES......................................     3,497
                                                              --------
NET INVESTMENT INCOME.......................................    13,476
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................    11,198
      Foreign currency transactions.........................    36,956
      Futures contracts.....................................     7,444
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   113,478
      Foreign currency contracts and translations...........    (7,840)
      Futures contracts.....................................       179
                                                              --------
        NET GAIN ON INVESTMENTS.............................   161,415
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $174,891
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS       YEAR
                                                                 ENDED         ENDED
                                                               APRIL 30,    OCTOBER 31,
                                                                 2004          2003
                                                              -----------   -----------
                                                              (UNAUDITED)
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   13,476    $   23,975
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions............      55,598       (15,701)
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................     105,817       306,719
                                                              ----------    ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     174,891       314,993
                                                              ----------    ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     368,449       571,390
    Withdrawals.............................................    (283,347)     (552,053)
                                                              ----------    ----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....      85,102        19,337
                                                              ----------    ----------
NET INCREASE IN NET ASSETS..................................     259,993       334,330
                                                              ----------    ----------
NET ASSETS:
    Beginning of period.....................................   1,282,935       948,605
                                                              ----------    ----------
    END OF PERIOD...........................................  $1,542,928    $1,282,935
                                                              ==========    ==========

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
-----------------------------------------------------------------------------

                                                         SIX MONTHS
                                                            ENDED               YEAR ENDED OCTOBER 31,
                                                          APRIL 30,    ----------------------------------------
                                                            2004        2003     2002     2001    2000    1999
                                                         -----------   ------   -------   -----   -----   -----
                                                         (UNAUDITED)
TOTAL RETURN...........................................    13.56%(A)   31.97%   (10.25%)    N/A     N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses...........................................     0.48%       0.49%     0.47%   0.49%   0.44%   0.37%
    Net investment income..............................     1.84%       2.26%     1.86%   1.82%   1.93%   2.27%
PORTFOLIO TURNOVER RATE................................       17%(A)      44%       43%     36%     45%     63%

---------------

(A)  Not annualized.

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Most foreign markets close before the Exchange. Movements in the U.S. markets after the close of foreign markets are evaluated, and security prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange as determined in good faith in accordance with procedures adopted by the Board.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $247,992 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     In the normal course of business, the Portfolio enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Portfolio has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisers hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISERS         MANAGER
                                                     ----------   ----------   ---------------   -----------
International Equity Portfolio.....................  .25%-.60%      $2,553         $1,818           $735

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

than cash, a fee up to 25% of such loan fees. During the period, the Portfolio paid securities lending fees of $123,000 to the Manager.

  Investment in Affiliated Funds

     The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"). Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the AMR Investments Enhanced Cash Business Trust (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment adviser to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $44,325 on the Portfolio's direct investment in the Affiliated Funds, and $144,295 from securities lending collateral invested in the Affiliated Funds.

     At October 31, 2003, the Portfolio had a balance in the Select Fund of $81,729,913. During the period, the Fund had purchases of $434,191,417 and sales of $429,239,067, for an ending balance of $86,682,263.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2004, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the six months ended April 30, 2004 were $343,960 and $229,550, respectively.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 2004, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                     SETTLEMENT   MARKET    UNREALIZED
CONTRACTS TO DELIVER                                                    DATE       VALUE    GAIN/(LOSS)
--------------------                                                 ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
2,500  Australian Dollar...........................................    6/17/04    $ 1,793      $ 59
2,900  Canadian Dollar.............................................    6/17/04      2,112        34
4,600  Euro Currency...............................................    6/17/04      5,502        22
3,500  Pound Sterling..............................................    6/17/04      6,183       110
5,000  Swedish Krona...............................................    6/17/04        654        (2)
3,000  Swiss Franc.................................................    6/17/04      2,314        16
                                                                                  -------      ----
Total contracts to deliver (Receivable amount $18,797).............               $18,558      $239
                                                                                  =======      ====

                                                                      SETTLEMENT   MARKET    UNREALIZED
CONTRACTS TO RECEIVE                                                     DATE       VALUE    GAIN/(LOSS)
--------------------                                                  ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
    7,000  Australian Dollar........................................    6/17/04    $ 5,019     $   (72)
    8,500  Canadian Dollar..........................................    6/17/04      6,191        (180)
   24,000  Euro Currency............................................    6/17/04     28,705        (671)
2,000,000  Japanese Yen.............................................    6/17/04     18,149          51
   15,000  Pound Sterling...........................................    6/17/04     26,497        (320)
   15,000  Swedish Krona............................................    6/17/04      1,961         (22)
   11,000  Swiss Franc..............................................    6/17/04      8,484        (158)
                                                                                   -------     -------
Total contracts to receive (Payable amount $96,378).................               $95,006     $(1,372)
                                                                                   =======     =======

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.   SECURITIES LENDING

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At April 30, 2004, securities with a market value of approximately $335,323,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Funds totaled $352,865,000.

6.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at April 30, 2004 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
France CAC 40 Index.....................................  June 2004       225      $ 9,746,290     $ 211,478
Germany DAX Index.......................................  June 2004        58        6,914,512       115,200
UK FTSE 100 Index.......................................  June 2004       321       25,584,754       179,792
Hang Seng Index.........................................   May 2004        21        1,589,175       (35,469)
Italy MIB 30 Index......................................  June 2004        23        3,815,862       120,529
Tokyo FE TOPIX Index....................................  June 2004       215       23,028,397       706,538
Spain IBEX 35 Index.....................................   May 2004        38        3,670,622      (156,187)
Sweden OMX Index........................................   May 2004       264        2,359,860       (96,523)
Canada S&PCDA 60 Index..................................  June 2004        91        6,029,391      (254,502)
Australia SPI Index.....................................  June 2004        81        4,957,722       (52,432)
Netherlands 200 AEX Index...............................   May 2004        60        4,889,463       (78,056)
                                                                                   -----------     ---------
                                                                                   $92,586,049     $ 660,368
                                                                                   ===========     =========

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-five funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (56)     Trustee since 1987   President, AMR Investment Services, Inc. (1986-Present);
                              and President      Chairman (1989-2003) and Director (1979-1986, 2003-Present),
                                since 1986       American Airlines Federal Credit Union; Director, Crescent
                                                 Real Estate Equities, Inc. (1994-Present); Director,
                                                 Pritchard, Hubble & Herr, LLC (investment adviser)
                                                 (2001-Present); Member, Southern Methodist University Cox
                                                 School of Business Advisory Board (1999-2002); Advisory
                                                 Director, Southern Methodist University Endowment Fund
                                                 (1996-Present); Chairman, Committee for the Investment of
                                                 Employee Benefits Defined Benefit Sub-Committee
                                                 (1982-Present); Director, United Way of Tarrant County
                                                 (1988-2000, 2004-Present); Member, New York Stock Exchange
                                                 Pension Manager Committee (1997-1998, 2000-2002); Trustee,
                                                 American AAdvantage Mileage Funds (1995-Present); Trustee,
                                                 American AAdvantage Select Funds (1999-Present).

Alan D. Feld** (67)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1996-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

Stephen D. O'Sullivan (68)  Trustee since 1987   Consultant (1994-Present); Trustee, American AAdvantage
                                                 Mileage Funds (1995-Present); Trustee, American AAdvantage
                                                 Select Funds (1999-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)
R. Gerald Turner (58)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996- Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001- 2003); Director, Kronus
                                                 Worldwide, Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American AAdvantage Mileage Funds (2001-Present);
                                                 Trustee, American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (48)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, American AAdvantage Mileage
                                                 Funds (1996-Present); Trustee, American AAdvantage Select
                                                 Funds (1999-Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Nancy A. Eckl (41)            VP since 1990      Vice President, Trust Investments, AMR Investment Services,
                                                 Inc. (1990-Present).

Michael W. Fields (50)        VP since 1989      Vice President, Fixed Income Investments, AMR Investment
                                                 Services, Inc. (1988-Present).

Barry Y. Greenberg (40)     VP since 1995 and    Vice President, Legal and Compliance, AMR Investment
                             Secretary since     Services, Inc. (1995-Present); Director, Pritchard, Hubble &
                                   2004          Herr, LLC (investment adviser) (2004-Present).

Rebecca L. Harris (37)       Treasurer since     Vice President, Finance, AMR Investment Services, Inc.
                                   1995          (1995- Present).

John B. Roberson (45)         VP since 1989      Vice President, Director of Sales, AMR Investment Services,
                                                 Inc. (1991-Present); Director, Pritchard, Hubble & Herr, LLC
                                                 (investment adviser) (2001-Present).

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld, LLP has provided legal services within the past two years to one or more of the Trust's investment advisers.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

                             (AMERICAN EAGLE LOGO)

                             (AMERICAN EAGLE LOGO)

                        (AMERICAN AADVANTAGE FUNDS LOGO)
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
              american-aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Chicago, Illinois      Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage High Yield Bond Fund, American AAdvantage Enhanced Income Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.

                                  [BACK COVER]


                                                                       SAR 04/04
                                                                          531108

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. PUCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 10. CONTROLS AND PROCEDURES.
Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective. There were no changes in the Trust's internal control over financial reporting during the Trust's last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 11. EXHIBITS.
(a)(1)   Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3)  Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: American AAdvantage Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 9, 2004


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: July 9, 2004